AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2001

                                                              File No. 033-50718
                                                              File No. 811-07102

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 31           /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 33                   /X/

                                 THE ARBOR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 932-7781

                                 JAMES R. FOGGO
                               C/O SEI CORPORATION
                            OAKS, PENNSYLVANIA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

Richard W. Grant, Esquire                            Thomas P. Lemke, Esquire
Morgan, Lewis & Bockius LLP                          Morgan, Lewis & Bockius LLP
1701 Market Street                                   1800 M Street N.W.
Philadelphia, Pennsylvania 19103                     Washington, D.C. 20036

--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box)
                /X/  immediately upon filing pursuant to paragraph (b)
                / /  on [date] pursuant to paragraph (b)
                / /  60 days after filing pursuant to paragraph (a)
                / /  75 days after filing pursuant to paragraph (a)
                / /  on [date] pursuant to paragraph (a) of Rule 485.
--------------------------------------------------------------------------------

                                  THE OVB FUNDS
                                 THE ARBOR FUND

                                  May 31, 2001

                           CLASS A AND CLASS B SHARES

                                   PROSPECTUS

                             EQUITY INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                    WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                           PRIME OBLIGATIONS PORTFOLIO

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                              About This Prospectus

The OVB Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares and Class B Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

Class A Shares and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

         Class A Shares
         o    No sales charges
         o    No 12b-1 fees
         o    $100,000 minimum initial investment

         Class B Shares
         o    No sales charges
         o    12b-1 fees
         o    $1,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return which is common to each of the Portfolios. For more detailed information about each Portfolio, please see:

                                                                    Page
     OVB EQUITY INCOME PORTFOLIO....................................4
     OVB CAPITAL APPRECIATION PORTFOLIO.............................8
     OVB GOVERNMENT SECURITIES PORTFOLIO............................12
     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO..................16
     OVB PRIME OBLIGATIONS PORTFOLIO................................20
     MORE INFORMATION ABOUT RISK....................................23
     MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS...................25
     INVESTMENT ADVISER AND SUB-ADVISER ............................25
     PORTFOLIO MANAGERS.............................................26
     PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES............26
     DISTRIBUTION OF PORTFOLIO SHARES...............................30
     DIVIDENDS AND DISTRIBUTIONS....................................31
     TAXES..........................................................31
     FINANCIAL HIGHLIGHTS...........................................32
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         OVB FAMILY OF FUNDS........................................Back Cover

RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS

Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help a Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Portfolio, just as you could with other investments. A PORTFOLIO SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Portfolio (other than the OVB Prime Obligations Portfolio) is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

THE OVB PRIME OBLIGATIONS PORTFOLIO TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE THIS GOAL.

EQUITY INCOME PORTFOLIO

Portfolio Summary

Investment Goal                         Current income, with a secondary goal of
                                        moderate capital appreciation

Investment Focus                        Large  capitalization U.S. common stocks
                                        which pay dividends

Share Price Volatility                  Medium

Principal Investment Strategy           Investing  in  a  Portfolio  which  will
                                        provide  price  movement  similar to the
                                        Standard & Poor's 500  Composite  Index,
                                        but   with   less   volatility   and   a
                                        significantly higher dividend stream

Investor Profile                        Investors  seeking  current  income  and
                                        moderate capital appreciation who are willing to bear the risk of modest share price volatility

Investment Strategy

The Portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. companies with large market capitalizations (in excess of $5 billion) that regularly pay dividends. The Portfolio invests in established companies operating in a broad range of industries based on their ability to grow both earnings and dividends. In selecting investments for the Portfolio, the Adviser attempts to choose stocks of companies that are positioned to benefit from competitive advantages that arise from ownership of valuable business franchises, trademarks and brand names, control of distribution networks, significant market shares in key products, or other company specific attributes. The Adviser also considers the quality of management as evidenced by an established track record of enhancing shareholder value. The Adviser buys stocks with a long-term view and attempts to hold its positions and keep portfolio turnover low.

Principal Risks of Investing

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The   Portfolio  is  also   subject  to  the  risk  that  large   capitalization
dividend-paying common stocks may underperform other segments of the equity market or the equity market as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*

                          1997                  23.02%
                          1998                  13.77%
                          1999                  12.51%
                          2000                   3.39%

                      BEST QUARTER           WORST QUARTER
                         12.52%                 (7.45)%
                       (12/31/98)              (09/30/98)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was (4.32)%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the S&P 500/Barra Value Index and the Lipper Equity Income Average.

Class A Shares                                 1 Year          Since Inception
================================================================================
 OVB Equity Income Portfolio                    3.39%              14.26%*
 S&P 500/Barra Value Index                      6.08%              17.81%**
 Lipper Equity Income Average                   6.77%              13.37%**

*    Since 8/1/96
**   Since 8/31/96

Class B Shares                                 1 Year          Since Inception
================================================================================
 OVB Equity Income Portfolio                    3.16%              14.00%*
 S&P 500/Barra Value Index                      6.08%              17.81%**
 Lipper Equity Income Average                   6.77%              13.37%**

*    Since 8/1/96
**   Since 8/31/96

SIMPLY SPEAKING...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/Barra Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the stocks in the S&P 500 Composite Index. The index is constructed by dividing the stocks in the S&P 500 Composite Index by price-to-book ratios, and includes securities of companies with lower price-to-book ratios.

What is an Average?

An average is a composite of mutual funds with similar investment goals. The Lipper Equity Income Average is a widely-recognized average of mutual funds that seek relatively high current income and growth of income through investing in dividend-paying equity securities.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*

                                           Class A Shares        Class B Shares
================================================================================
Investment  Advisory Fees                       0.74%                 0.74%
Distribution and Service (12b-1) Fees           None                  0.25%
Other Expenses                                  0.37%                 0.37%
                                                ----                  ----
Total Annual Portfolio Operating Expenses       1.11%                 1.36%

--------------------------------------------------------------------------------
* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

         OVB Equity Income Portfolio - Class A          0.96%
         OVB Equity Income Portfolio - Class B          1.21%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                        1 Year        3 Years        5 Years        10 Years
Class A Shares           $113            $353          $612          $1,352
Class B Shares           $138            $431          $745          $1,635

CAPITAL APPRECIATION PORTFOLIO

Portfolio Summary

Investment Goal                         Long-term growth of capital

Investment Focus                        Medium  to  large   capitalization  U.S.
                                        common stocks

Share Price Volatility                  High

Principal Investment Strategy           Investing  in  securities  of  medium to
                                        large  sized   companies  that  have  an
                                        established   record   of   growth   and
                                        continue to present significant growth potential

Investor Profile                        Investors  seeking  long-term  growth of
                                        capital who are willing to accept the volatility that comes with an actively managed portfolio of medium to large sized growth companies

Investment Strategy

The Portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. companies with medium to large market capitalizations (in excess of $1 billion). In selecting investments for the Portfolio, the Adviser will consider growth factors such as a company's new products, changes in management, and business restructurings. The Adviser will also search for companies that have established records of earnings and sales growth over a period of at least three years that it believes are poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt (representing less than 40% of the company's capitalization); have attractive price/earnings ratios in relation to a company's 3 to 5 year earnings per share growth rate; and have stock prices which have outperformed Standard & Poor's 500 Composite Index (S&P 500) over the previous six months. The Adviser will attempt to avoid overweighting the Portfolio's position in any specific market sector (such as technology, consumer staples, etc.) beyond 150% of the weighting that sector has in the S&P 500.

The Adviser may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued (i.e., high price/earnings ratio relative to its earnings growth). The Adviser may also sell a stock to change the Portfolio's weighting in a particular company or industry sector, or if better opportunities are available. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Principal Risks of Investing

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Portfolio is also subject to the risk that large and medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*

                          1994                      (5.45)%
                          1995                      33.34%
                          1996                      16.17%
                          1997                      27.02%
                          1998                      35.05%
                          1999                      44.11%
                          2000                     (16.55)%

                      BEST QUARTER               WORST QUARTER
                         34.18%                     (20.15)%
                       (12/31/99)                  (12/31/00)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was (18.73)%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the S&P 500 Composite Index.

Class A Shares                           1 Year      5 Years     Since Inception
================================================================================
 OVB Capital Appreciation Portfolio      (16.55)%     19.10%         17.40%*
 S&P 500 Composite Index                  (9.11)%     18.33%         18.25%**

*    Since 12/1/93
**   Since 12/31/93

Class B Shares                           1 Year      5 Years     Since Inception
================================================================================
 OVB Capital Appreciation Portfolio      (16.73)%     18.79%         16.77%*
 S&P 500 Composite Index                  (9.11)%     18.33%         18.25%**

*    Since 12/30/93
**   Since 12/31/93

SIMPLY SPEAKING ...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*

                                           Class A Shares      Class B Shares
================================================================================
Investment Advisory Fees                        0.95%                0.95%
Distribution and Service (12b-1) Fees           None                 0.25%
Other Expenses                                  0.28%                0.28%
                                                ----                 ----
Total Annual Portfolio Operating Expenses       1.23%                1.48%

--------------------------------------------------------------------------------
* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

         OVB Capital Appreciation Portfolio - Class A         1.02%
         OVB Capital Appreciation Portfolio - Class B         1.27%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Shares."

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                           1 Year      3 Years       5 Years       10 Years
Class A Shares              $125          $390        $676          $1,489
Class B Shares              $151          $468        $808          $1,768

GOVERNMENT SECURITIES PORTFOLIO

Portfolio Summary

Investment Goal                         Current  income   consistent   with  the
                                        preservation of capital

Investment Focus                        Fixed  income  obligations  of the  U.S.
                                        Treasury and U.S. government agencies

Share Price Volatility                  Low

Principal Investment Strategy           Investing in U.S.  Treasury  obligations
                                        and U.S. government agency obligations to attempt to maximize income

Investor Profile                        Fixed  income   investors  who  want  to
                                        receive strong current income while not sacrificing liquidity

Investment Strategy

The Portfolio invests principally (at least 65% of its assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities. The Portfolio may also invest in taxable municipal securities that are rated in one of the top two ratings categories. In selecting investments for the Portfolio, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to obtain the highest possible yield with minimal credit risk. The Adviser actively manages the maturity of the Portfolio which ranges between three and ten years. Under normal circumstances, the Adviser anticipates that the Portfolio's dollar-weighted average maturity will be approximately five years; however, the Adviser may vary this average maturity substantially in anticipation of a change in the interest rate environment.

Principal Risks of Investing

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is also subject to the risk that its investment strategy, which focuses on fixed income obligations of the U.S. government, may perform differently from other mutual funds which target other fixed income market segments or invest in other asset classes.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*

                          1994                     (5.06)%
                          1995                     19.41%
                          1996                      2.31%
                          1997                      9.26%
                          1998                      8.14%
                          1999                     (2.65)%
                          2000                     12.11%

                      BEST QUARTER              WORST QUARTER
                          6.36%                    (3.64)%
                       (06/30/95)                 (03/31/94)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 2.35%.

This table compares the Portfolio's average annual total returns for the periods
ended  December  31,  2000  to  those  of  the  Lehman   Brothers   Intermediate
Government/Corporate Bond Index.

Class A Shares                             1 Year     5 Years    Since Inception
================================================================================
 OVB Government Securities Portfolio       12.11%       5.70%         5.90%*
 Lehman Brothers Intermediate
 Government/Corporate Bond Index           11.84%       6.23%         6.53%**

*    Since 12/1/93
**   Since 12/31/93

Class B Shares                             1 Year     5 Years    Since Inception
================================================================================
 OVB Government Securities Portfolio        11.94%       5.43%         5.66%*
 Lehman Brothers Intermediate
 Government/Corporate Bond Index            11.84%       6.23%         6.53%**

*    Since 12/30/93
**   Since 12/31/93

SIMPLY SPEAKING ...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities from 1 to 10 years.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*

                                            Class A Shares      Class B Shares
================================================================================
Investment Advisory Fees                        0.75%                0.75%
Distribution and Service (12b-1) Fees           None                 0.25%
Other Expenses                                  0.38%                0.38%
                                                ----                 ----
Total Annual Portfolio Operating Expenses       1.13%                1.38%

--------------------------------------------------------------------------------
* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

         OVB Government Securities Portfolio - Class A        0.83%
         OVB Government Securities Portfolio - Class B        1.08%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                           1 Year       3 Years        5 Years       10 Years
Class A Shares              $115           $359         $622          $1,375
Class B Shares              $140           $437         $755          $1,657

WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO

Portfolio Summary

Investment Goal                         Current  income  exempt from federal and
                                        West Virginia income taxes consistent with preservation of capital

Investment Focus                        Tax-exempt   West   Virginia   municipal
                                        securities

Share Price Volatility                  Low

Principal Investment Strategy           Invests   in  high   quality   municipal
                                        obligations which produce interest that is exempt from federal income tax and West Virginia income tax

Investor Profile                        Conservative  taxable investors who want
                                        to receive  current  income  exempt from
                                        federal and West  Virginia  state income
                                        tax and are  willing to bear the risk of
                                        investing in a portfolio  of  securities
                                        affected    by   changes   in   economic
                                        conditions  and  governmental   policies
                                        within West Virginia

Investment Strategy

The Portfolio invests substantially all of its assets in high quality municipal securities that generate income exempt from federal and West Virginia state income taxes. These securities include securities of municipal issuers located in West Virginia, the District of Columbia and other U.S. territories and possessions. The Portfolio will invest most of its assets in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Portfolio's Adviser will generally purchase municipal securities rated in one of the two highest ratings categories and attempt to maintain an average weighted portfolio maturity of 12 to 18 years. In selecting securities for the Portfolio, the Adviser will consider each security's yield and total return potential relative to other available municipal securities.

Principal Risks of Investing

The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.
Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Portfolio's concentration of investments in securities of issuers located in West Virginia subjects the Portfolio to economic conditions and government policies within that state. As a result, the Portfolio will be more susceptible to factors which adversely affect issuers of West Virginia obligations than a mutual fund which does not have as great a concentration in West Virginia municipal obligations.

The Portfolio is also subject to the risk that West Virginia municipal debt securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*

                          1994                    (4.97)%
                          1995                    16.03%
                          1996                     3.65%
                          1997                     8.93%
                          1998                     5.35%
                          1999                    (3.27)%
                          2000                    11.62%

                      BEST QUARTER             WORST QUARTER
                          6.68%                   (4.83)%
                       (03/31/95)                (03/31/94)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 1.71%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the Lehman Brothers Municipal Bond Index.

Class A Shares                                     1 Year    5 Years    Since Inception
=======================================================================================
 OVB West Virginia Tax-Exempt Income Portfolio     11.62%     5.13%        5.24%*
 Lehman Brothers Municipal Bond Index              11.69%     5.84%        5.76%**

*    Since 12/1/93
**   Since 12/31/93

Class B Shares                                     1 Year    5 Years    Since Inception
=======================================================================================
 OVB West Virginia Tax-Exempt Income Portfolio     11.23%     4.87%        4.87%*
 Lehman Brothers Municipal Bond Index              11.69%     5.84%        5.76%**

*    Since 12/17/93
**   Since 12/31/93

SIMPLY SPEAKING ...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*

                                           Class A Shares       Class B Shares
================================================================================
Investment Advisory Fees                        0.45%                 0.45%
Distribution and Service (12b-1) Fees           None                  0.25%
Other Expenses                                  0.38%                 0.38%
                                                ----                  ----
Total Annual Portfolio Operating Expenses       0.83%                 1.08%

--------------------------------------------------------------------------------
* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     OVB West Virginia Tax-Exempt Income Portfolio - Class A        0.72%
     OVB West Virginia Tax-Exempt Income Portfolio - Class B        0.97%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                            1 Year       3 Years         5 Years       10 Years
Class A Shares                $85           $265          $460          $1,025
Class B Shares               $110           $343          $595          $1,317

PRIME OBLIGATIONS PORTFOLIO

Portfolio Summary

Investment Goal                         Preserve  principal value and maintain a
                                        high degree of liquidity while providing current income

Investment Focus                        Money market instruments

Share Price Volatility                  Very low

Principal Investment Strategy           Investing in a broad range of short-term
                                        high  quality  U.S.   dollar-denominated
                                        debt securities

Investor Profile                        Conservative   investors   who  want  to
                                        receive current income through a liquid investment

Investment Strategy

The Portfolio invests in a broad range of short-term U.S. dollar-denominated securities that are rated in one of the two highest rating categories by nationally recognized rating organizations, or unrated securities that the Sub-Adviser determines are of comparable quality. The Portfolio invests in short-term securities, including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Portfolio may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Wellington Management Company, LLP as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. Using top-down strategy setting and bottom-up security selection, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Portfolio as a whole. The Portfolio follows strict SEC rules about credit quality, maturity and diversification of its investments.

Principal Risks of Investing

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market portfolio seeks to keep a constant price per share of $1.00, you may lose money by investing in the Portfolio.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Class A Shares from year to year.*

                          1994                      3.91%
                          1995                      5.69%
                          1996                      5.13%
                          1997                      5.30%
                          1998                      5.25%
                          1999                      4.90%
                          2000                      6.09%

                      BEST QUARTER              WORST QUARTER
                          1.56%                     0.72%
                       (12/31/00)                 (03/31/94)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 1.36%.

Call 1-800-808-4920 for the Portfolio's most current 7-day yield.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the iMoneyNet, Inc. First Tier Average.

Class A Shares                           1 Year      5 Years     Since Inception
================================================================================
 OVB Prime Obligations Portfolio          6.09%       5.33%          5.15%*
 iMoneyNet, Inc. First Tier Average       5.80%       5.04%          4.90%**

*    Since 12/1/93
**   Since 12/31/93

Class B Shares                           1 Year      5 Years     Since Inception
================================================================================
 OVB Prime Obligations Portfolio          5.82%       5.07%          4.95%*
 iMoneyNet, Inc. First Tier Average       5.80%       5.04%          4.96%**

*    Since 2/8/94
**   Since 2/28/94

SIMPLY SPEAKING ...

What is an Average?

An average is a composite of mutual funds with similar investment goals. The iMoneyNet, Inc. First Tier Average is a widely-recognized average of money market funds that invest solely in securities rated Prime-1 by Moody's or A-1 by S&P.

Portfolio Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*

                                           Class A Shares       Class B Shares
================================================================================

Investment Advisory Fees                        0.25%                0.25%
Distribution and Service (12b-1) Fees           None                 0.25%
Other Expenses                                  0.43%                0.43%
                                                ----                 ----
Total Annual Portfolio Operating Expenses       0.68%                0.93%

--------------------------------------------------------------------------------
* The Portfolio's total actual annual portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

         OVB Prime Obligations Portfolio - Class A          0.49%
         OVB Prime Obligations Portfolio - Class B          0.74%

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Portfolio Shares."

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                             1 Year       3 Years        5 Years      10 Years
Class A Shares                 $69           $218         $379           $847
Class B Shares                 $95           $296         $515         $1,143

More Information About Risk


Equity Risk - Equity securities  include     OVB Equity Income Portfolio
public  and   privately   issued  equity     OVB Capital Appreciation Portfolio
securities, common and preferred stocks,
warrants,  rights to subscribe to common
stock  and  convertible  securities,  as
well  as  instruments  that  attempt  to
track  the  price   movement  of  equity
indices.     Investments    in    equity
securities  and  equity  derivatives  in
general are subject to market risks that
may cause their prices to fluctuate over
time.    The    value   of    securities
convertible into equity securities, such
as warrants or convertible debt, is also
affected by prevailing  interest  rates,
the credit quality of the issuer and any
call  provision.   Fluctuations  in  the
value of  equity  securities  in which a
mutual   fund   invests   will  cause  a
Portfolio's    net   asset    value   to
fluctuate.  An investment in a portfolio
of   equity   securities   may  be  more
suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed  Income Risk - The market value of     OVB Government Securities Portfolio
fixed  income   investments   change  in     OVB West Virginia Tax-Exempt
response  to interest  rate  changes and       Portfolio
other factors. During periods of falling     OVB Prime Obligations Portfolio
interest    rates,    the    values   of
outstanding   fixed  income   securities
generally    rise.    Moreover,    while
securities  with longer  maturities tend
to produce higher yields,  the prices of
longer  maturity   securities  are  also
subject to greater  market  fluctuations
as  a  result  of  changes  in  interest
rates. In addition to these  fundamental
risks,  different  types of fixed income
securities   may  be   subject   to  the
following additional risks:

     Call  Risk  -  During   periods  of
     falling  interest  rates,   certain
     debt obligations with high interest
     rates may be prepaid (or  "called")
     by the  issuer  prior to  maturity.
     This   may   cause  a   Portfolio's
     average   weighted    maturity   to
     fluctuate,   and  may   require   a
     Portfolio  to invest the  resulting
     proceeds at lower interest rates.

     Credit Risk - The possibility  that
     an  issuer  will be  unable to make
     timely payments of either principal
     or interest.

     Event Risk - Securities  may suffer
     declines  in  credit   quality  and
     market    value   due   to   issuer
     restructurings  or  other  factors.
     This risk should be reduced because
     of   the    Portfolio's    multiple
     holdings.

     Municipal  Issuer  Risk - There may     OVB West Virginia Tax-Exempt Income
     be  economic or  political  changes       Portfolio
     that    impact   the   ability   of
     municipal    issuers    to    repay
     principal   and  to  make  interest
     payments on  municipal  securities.
     Changes to the financial  condition
     or  credit   rating  of   municipal
     issuers may also  adversely  affect
     the   value   of  the   Portfolio's
     municipal               securities.
     Constitutional    or    legislative
     limits on  borrowing  by  municipal
     issuers   may   result  in  reduced
     supplies of  municipal  securities.
     Moreover,     certain     municipal
     securities  are  backed  only  by a
     municipal  issuer's ability to levy
     and collect taxes.

     In   addition,    the   Portfolio's
     concentration   of  investments  in
     issuers  located in a single  state
     makes    the     Portfolio     more
     susceptible to adverse political or
     economic   developments   affecting
     that state.  The Portfolio also may
     be riskier  than mutual  funds that
     buy   securities   of   issuers  in
     numerous states.

More Information About Portfolio Investments

This prospectus describes the Portfolios' primary strategies, and the Portfolios will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Portfolio's objectives. A Portfolio will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

Investment Adviser and Sub-Adviser

The Investment Adviser makes investment decisions for each of the Portfolios, other than the OVB Prime Obligations Portfolio, and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Investment Adviser oversees the Sub-Adviser for the OVB Prime Obligations Portfolio to ensure compliance with the Portfolio's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the Investment Advisory fees it receives (described below). The Board of Trustees of The Arbor Fund supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

BB&T  Asset  Management,   LLC  (BB&T)  serves  as  investment  adviser  to  the
Portfolios. BB&T is a registered investment adviser and is a wholly owned subsidiary of Branch Banking and Trust Company. Branch Banking and Trust Company is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of March 31, 2000, BB&T Corporation had assets of approximately $62.1 billion. Through its subsidiaries, BB&T Corporation operates over 854 banking offices in Georgia, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia, and Washington, D.C., providing a broad range of financial services to individuals and businesses.

For the fiscal year ended January 31, 2001, the Portfolios paid the following advisory fees (after waivers) as a percentage of average daily net assets:

     OVB Equity Income Portfolio                           0.59%
     OVB Capital Appreciation Portfolio                    0.74%
     OVB Government Securities Portfolio                   0.45%
     OVB West Virginia Tax-Exempt Income Portfolio         0.34%
     OVB Prime Obligations Portfolio                       0.06%

Wellington Management Company, LLP ("Wellington Management") manages the OVB Prime Obligations Portfolio on a day-to-day basis. Wellington Management selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees.

Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928.

Reorganization of the OVB Funds

On March 12, 2001, the Board of Trustees of the Arbor Fund approved an Agreement and Plan of Reorganization (the "Plan") to combine the OVB Funds with the BB&T Funds, Branch Banking & Trust Company's proprietary mutual fund family. The Plan requires approval by the the shareholders of each portfolio of the OVB Funds, and will be submitted to shareholders for their consideration during the second quarter of 2001. In addition, shareholders will recieve a combined proxy statement/prospectus, which describes the reorganization transaction and each of the BB&T Funds in detail. If approved, the transaction is expected to be completed in July 2001, and shareholders of the OVB Funds will become shareholders of the BB&T Funds.

Portfolio Managers

Buel S.  Sears,  CFA,  serves as a Vice  President  of BB&T.  He has managed the
Equity Income Portfolio since June, 1997. He has more than 17 years of investment experience. Prior to joining BB&T in 2000, Mr. Sears held an identical position at One Valley Bank from 1996 to 2000 and managed Huntington Banks West Virginia Trust Investment Group for 12 years.

David P. Nolan serves as a Vice President of BB&T. He has managed the OVB Capital Appreciation Portfolio since December, 1993. He has more than 20 years of investment experience. Prior to joining BB&T in 2000, Mr. Nolan held an identical position at One Valley Bank from 1984 to 2000 and served as an account executive with Alex. Brown & Sons incorporated.

Keith F. Karlawish, CFA, serves as Vice President and Director of Fixed Income Portfolio Management of BB&T and has more than 12 years of investment and banking experience. He has managed the OVB Government Securities Portfolio since September 1, 2000. Additionally, Mr. Karlawish has served as manager of the BB&T Intermediate U.S. Government Bond Fund and BB&T Short-Intermediate Bond Fund since September, 1994 and the BB&T Intermediate Corporate Bond Fund since February, 2000.

Jay  McClung,  CPA,  serves  as  Portfolio  Manager  of the  OVB  West  Virginia
Tax-Exempt Portfolio and has nearly 10 years of investment management experience. Mr. McClung joined One Valley Bank, former Adviser to the OVB Family of Funds, in 1998 as a Portfolio Manager in the Trust Investment Department. Additionally, Mr. McClung served as Portfolio Manager at Huntington Banks for more than five years.

Purchasing, Selling and Exchanging Portfolio Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares and Class B Shares of the Portfolios.

The classes have different expenses and other characteristics.

         Class A Shares
         o No sales charges
         o No 12b-1 fees or shareholder fees
         o $100,000 minimum initial investment

         Class B Shares
         o No sales charge
         o 12b-1 fees
         o $1,000 minimum initial investment

For some investors the minimum initial investment for Class A Shares and Class B Shares may be lower.

Class A and Class B Shares are for individual and institutional investors.

How to Purchase Portfolio Shares

Class A Shares may be purchased only by wire transfer. You may purchase Class B Shares directly by:

o    Mail
o    Telephone
o    Wire
o    Direct Deposit, or
o    Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in the enclosed application. If you need an application or have questions, please call 1-800-808-4920. Unless you arrange to pay by wire or through direct deposit or ACH, write your check, payable in U.S. dollars, to "Arbor Fund - OVB
______________" and include the name of the appropriate Portfolio(s) on the check. A Portfolio cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange and, for the OVB Prime Obligations Portfolio, the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Portfolio may reject any purchase order if it determines that accepting the order would not be in the best interests of the Portfolio or its shareholders.

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order.

Each Portfolio (except the OVB Prime Obligations Portfolio) calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Portfolio must receive your purchase order before 4:00 p.m., Eastern time.

The OVB Prime Obligations Portfolio calculates its NAV once each Business Day at 12:00 noon, Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Portfolio generally must receive your order before 12:00 noon, Eastern time.

How We Calculate NAV

NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price (except the OVB Prime Obligations Portfolio). If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the OVB Prime Obligations Portfolio, we generally value the Portfolio's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Portfolio may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Minimum Purchases

To purchase shares for the first time, you must invest in any Portfolio at least:

Class                                          Dollar Amount
Class A Shares                                   $100,000
Class B Shares                                    $1,000

Your subsequent investments in any Portfolio must be made in amounts of at least $50, except purchases through the automatic investment plan which must be made in amounts of at least $100.

A Portfolio may accept investments of smaller amounts for either class of shares at our discretion.

Automatic Investment Plan (Class B Only)

If you have a checking or savings account with a bank, you may purchase Class B Shares automatically through regular deductions from your account in amounts of at least $100 per month.

How to Sell Your Portfolio Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting a Portfolio directly by mail or telephone at 1-800-808-4920.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.

If you would like to sell $50,000 or more of your shares, or have your sale proceeds sent to a third party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Portfolio receives your request.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Portfolio. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Check Writing Service
(Prime Obligations Portfolio - Class B Only)

If you own Class B Shares of the Prime Obligation Portfolio you may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. The check may be made payable to any person, and your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of your Portfolio account, you may not use a check to close your account.

You may obtain signature cards by calling the Transfer Agent at 1-800-808-4920.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Portfolio's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Redemption of Your Shares

If your account balance drops below the required minimum, the Portfolio may redeem your shares. The account balance minimums are:

Class                                    Dollar Amount
Class A Shares                             $100,000
Class B Shares                              $1,000

But, the Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

A Portfolio may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

Telephone Transactions

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.

Distribution of Portfolio Shares

Each Portfolio has adopted a distribution plan that allows the Portfolio to pay distribution and service fees for the sale and distribution of Class B Shares, and for services provided to Class B shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are .25% for Class B Shares.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Dividends and Distributions

Each Portfolio distributes its income as follows:


OVB Equity Income Portfolio                                  Quarterly
OVB Capital Appreciation Portfolio                           Quarterly
OVB Government Securities Portfolio                          Monthly
OVB West Virginia Tax-Exempt Income Portfolio                Monthly
OVB Prime Obligations Portfolio                              Monthly

Each Portfolio makes distributions of capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, and if so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF PORTFOLIO SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR PORTFOLIO SHARES FOR SHARES OF A DIFFERENT PORTFOLIO IS THE SAME AS A SALE.

The OVB West Virginia Tax-Exempt Income Portfolio intends to distribute income that is exempt from both federal taxes and West Virginia state taxes. The Portfolio may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Portfolio may be taxable.

The OVB Government Securities and OVB Prime Obligations Portfolios intend to distribute primarily ordinary income. A significant amount of the Government Securities Portfolio's and a portion of the Prime Obligation Portfolio's income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The tables that follow present performance information about Class A Shares and Class B Shares of each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-545-6331.

Financial Highlights
For a Share Outstanding Throughout the Period Ended January 31,




                                                 Net
                                                 Realized
                                                 and
                                                 Unrealized
                        Net Asset                Gains          Distributions   Distributions   Net Asset
                        Value,       Net         (Losses)       from Net        from            Value,
                        Beginning    Investment  on             Investment      Realized        End of       Total
                        of Period    Income      Investments    Income          Gains           Period       Return
--------------------------------------------------------------------------------------------------------------------
Prime Obligations Portfolio
CLASS A

2001                      $1.00        $0.06        $0.00          $(0.06)        $0.00          $1.00        6.14%

2000                       1.00         0.05         0.00           (0.05)         0.00           1.00        4.96

1999                       1.00         0.05         0.00           (0.05)         0.00           1.00        5.20

1998                       1.00         0.05         0.00           (0.05)         0.00           1.00        5.33

1997                       1.00         0.05         0.00           (0.05)         0.00           1.00        5.11


CLASS B

2001                      $1.00        $0.06        $0.00          $(0.06)        $0.00          $1.00        5.87%

2000                       1.00         0.05         0.00           (0.05)         0.00           1.00        4.70

1999                       1.00         0.05         0.00           (0.05)         0.00           1.00        4.94

1998                       1.00         0.05         0.00           (0.05)         0.00           1.00        5.07

1997                       1.00         0.05         0.00           (0.05)         0.00           1.00        4.85


                                                                           Ratio of
                                                                           Net
                                                Ratio of     Ratio of      Investment
                                                Net          Expenses      Income
                                     Ratio of   Investment   to            to
                           Net       Expenses   Income       Average       Average
                           Assets,   to         to           Net           Net
                           End of    Average    Average      Assets        Assets        Portfolio
                           Period    Net        Net          (Excluding    (Excluding    Turnover
                           (000)     Assets     Assets       Waivers)      Waivers)      Rate
--------------------------------------------------------------------------------------------------
Prime Obligations Portfolio
CLASS A

2001                       $82,936     0.49%     5.97%         0.68%         5.78%         N/A

2000                        67,724     0.49      4.83          0.64          4.68          N/A

1999                        61,465     0.49      5.06          0.66          4.89          N/A

1998                        52,177     0.49      5.21          0.65          5.05          N/A

1997                        90,301     0.49      5.00          0.66          4.83          N/A


CLASS B

2001                        $1,437     0.74%     5.83%         0.93%         5.64%         N/A

2000                        13,809     0.74      4.62          0.89          4.47          N/A

1999                         4,137     0.74      4.82          0.91          4.65          N/A

1998                         6,550     0.74      4.96          0.90          4.80          N/A

1997                         7,501     0.74      4.75          0.91          4.58          N/A

Financial Highlights
For a Share Outstanding Throughout the Period Ended January 31,

West Virginia Tax-Exempt Income Portfolio
CLASS A

2001                      $9.20        $0.49        $0.73          $(0.49)        $0.00          $9.93       13.57%

2000                      10.27         0.48        (0.98)          (0.52)        (0.05)          9.20       (5.04)

1999                      10.32         0.49         0.06           (0.49)        (0.11)         10.27        5.47

1998                       9.95         0.50         0.42           (0.50)        (0.05)         10.32        9.55

1997                      10.12         0.49        (0.17)          (0.49)         0.00           9.95        3.35


CLASS B

2001                      $9.18        $0.46        $0.74          $(0.46)        $0.00          $9.92       13.42%

2000                      10.26         0.44        (0.98)          (0.49)        (0.05)          9.18       (5.39)

1999                      10.32         0.47         0.05           (0.47)        (0.11)         10.26        5.11

1998                       9.95         0.48         0.42           (0.48)        (0.05)         10.32        9.28

1997                      10.11         0.47        (0.16)          (0.47)         0.00           9.95        3.19

West Virginia Tax-Exempt Income Portfolio
CLASS A

2001                      $75,323     0.72%     5.11%         0.83%         5.00%           7%

2000                       74,709     0.72      4.90          0.77          4.85           10

1999                       90,228     0.72      4.77          0.79          4.70           14

1998                       85,043     0.75      5.00          0.80          4.96           17

1997                       92,619     0.75      5.01          0.85          4.91           26


CLASS B

2001                       $9,234     0.97%     4.86%         1.08%         4.75%           7%

2000                        8,790     0.97      4.65          1.02          4.60           10

1999                        9,477     0.97      4.52          1.04          4.45           14

1998                        7,658     1.00      4.74          1.05          4.70           17

1997                        6,191     1.00      4.76          1.10          4.66           26


Government Securities Portfolio
CLASS A

2001                      $9.26        $0.57        $0.62          $(0.57)        $0.00          $9.88       13.21%

2000                      10.18         0.57        (0.88)          (0.57)        (0.04)          9.26       (3.11)

1999                      10.17         0.56         0.17           (0.56)        (0.16)         10.18        7.39

1998                       9.76         0.57         0.42           (0.57)        (0.01)         10.17       10.44

1997                      10.15         0.56        (0.39)          (0.56)         0.00           9.76        1.83


CLASS B

2001                      $9.26        $0.54        $0.63          $(0.54)        $0.00          $9.89       13.04%

2000                      10.19         0.54        (0.89)          (0.54)        (0.04)          9.26       (3.45)

1999                      10.18         0.54         0.17           (0.54)        (0.16)         10.19        7.12

1998                       9.77         0.54         0.42           (0.54)        (0.01)         10.18       10.16

1997                      10.15         0.53        (0.38)          (0.53)         0.00           9.77        1.69

Government Securities Portfolio
CLASS A

2001                      $40,882     0.83%     5.95%         1.13%         5.65%         160%

2000                       43,315     0.83      5.89          1.11          5.61           10

1999                       51,614     0.83      5.54          1.11          5.26           11

1998                       50,100     0.83      5.77          1.05          5.55           21

1997                       59,014     0.83      5.75          1.16          5.42           46


CLASS B

2001                       $1,487     1.08%     5.69%         1.38%         5.39%         160%

2000                        1,732     1.08      5.64          1.36          5.36           10

1999                        2,063     1.08      5.28          1.36          5.00           11

1998                        1,519     1.08      5.52          1.30          5.30           21

1997                        1,830     1.08      5.50          1.41          5.17           46

Financial Highlights
For a Share Outstanding Throughout the Period Ended January 31,




                                                 Net
                                                 Realized
                                                 and
                                                 Unrealized
                        Net Asset    Net         Gains          Distributions   Distributions   Net Asset
                        Value,       Investment  (Losses)       from Net        from            Value,
                        Beginning    Income      on             Investment      Realized        End of       Total
                        of Period    (Loss)      Investments    Income          Gains           Period       Return
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio
CLASS A

2001                     $20.78       $(0.04)      $(2.08)          $0.00        $(3.82)        $14.84      (10.61)%

2000                      17.89        (0.06)        5.04            0.00         (2.09)         20.78       28.81

1999                      14.05        (0.02)        5.52            0.00         (1.66)         17.89       42.72

1998                      15.38         0.03         2.52           (0.01)        (3.87)         14.05       17.12

1997                      13.31         0.00         2.86           (0.01)        (0.78)         15.38       22.06


CLASS B

2001                     $20.36       $(0.13)      $(1.99)          $0.00        $(3.82)        $14.42      (10.84)%

2000                      17.61        (0.17)        5.01            0.00         (2.09)         20.36       28.47

1999                      13.89        (0.01)        5.39            0.00         (1.66)         17.61       42.34

1998                      15.28         0.02         2.46            0.00         (3.87)         13.89       16.76

1997                      13.25        (0.03)        2.84            0.00         (0.78)         15.28       21.81

                                                                        Ratio of
                                                                        Net
                                             Ratio of                   Investment
                                             Net          Ratio of      Income
                                             Investment   Expenses      (Loss)
                                  Ratio of   Income       to            to
                        Net       Expenses   (Loss)       Average       Average
                        Assets,   to         to           Net           Net
                        End of    Average    Average      Assets        Assets        Portfolio
                        Period    Net        Net          (Excluding    (Excluding    Turnover
                        (000)     Assets     Assets       Waivers)      Waivers)      Rate
-----------------------------------------------------------------------------------------------
Capital Appreciation Portfolio
CLASS A

2001                    $129,433     1.02%    (0.16)%        1.23%        (0.37)%         63%

2000                     154,385     1.02     (0.34)         1.30         (0.62)          54

1999                     138,624     1.02     (0.05)         1.28         (0.31)          74

1998                     113,048     1.02      0.09          1.28         (0.17)         118

1997                     118,873     1.02     (0.01)         1.28         (0.27)          90


CLASS B

2001                     $12,285     1.27%    (0.37)%        1.48%        (0.58)%         63%

2000                      23,668     1.27     (0.59)         1.55         (0.87)          54

1999                      17,872     1.27     (0.28)         1.53         (0.54)          74

1998                       6,021     1.27     (0.16)         1.53         (0.42)         118

1997                       4,482     1.27     (0.27)         1.53         (0.53)          90

Financial Highlights
For a Share Outstanding Throughout the Period Ended January 31,

Equity Income Portfolio
CLASS A

2001                     $14.10        $0.25        $0.95          $(0.25)       $(0.79)        $14.26        9.03%

2000                      13.44         0.23         0.93           (0.22)        (0.28)         14.10        8.49

1999                      12.62         0.27         1.52           (0.27)        (0.70)         13.44       14.69

1998                      11.23         0.27         1.78           (0.27)        (0.39)         12.62       18.44

1997 (1)                  10.00         0.16         1.23           (0.16)         0.00          11.23       13.98+


CLASS B

2001                     $14.10        $0.22        $0.94          $(0.21)       $(0.79)        $14.26        8.76%

2000                      13.44         0.24         0.89           (0.19)        (0.28)         14.10        8.23

1999                      12.62         0.22         1.54           (0.24)        (0.70)         13.44       14.43

1998                      11.24         0.23         1.79           (0.25)        (0.39)         12.62       18.07

1997 (1)                  10.00         0.15         1.24           (0.15)         0.00          11.24       13.98+

Equity Income Portfolio
CLASS A

2001                     $64,423     0.96%     1.79%         1.11%         1.64%          59%

2000                      62,863     0.96      1.63          1.07          1.52           15

1999                      52,095     0.96      1.97          1.09          1.84           47

1998                      48,076     1.11      2.26          1.15          2.22           68

1997 (1)                  41,580     1.20      3.27          1.25          3.22           10


CLASS B

2001                      $5,691     1.21%     1.54%         1.36%         1.39%          59%

2000                       5,965     1.21      1.39          1.32          1.28           15

1999                       6,206     1.21      1.72          1.34          1.59           47

1998                       3,678     1.36      2.01          1.40          1.97           68

1997 (1)                   1,504     1.45      3.02          1.50          2.97           10

 +   Returns are for the period indicated and have not been annualized.
(1) Commenced operations on August 2, 1996. All ratios for the period have been annualized.

                                 THE ARBOR FUND
                               OVB FAMILY OF FUNDS


Investment Adviser

BB&T Asset Management
434 Fayetteville Street
Raleigh, NC 27626

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the OVB Family of Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 31, 2001, includes detailed information about the OVB Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolios.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-545-6331

By Mail:  Write to us
The OVB Family of Funds
c/o The Arbor Fund
P.O. Box 219947
Kansas City, Missouri 64121-9947

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                               BUILD YOUR FUTURE
                             ON A STRONG FOUNDATION.

                                    [GRAPHIC]
                                   Golden Oaks
                                 Family of Funds

                                   PROSPECTUS

                                  MAY 31, 2001

                                GROWTH PORTFOLIO

                                 VALUE PORTFOLIO

                               TAX-MANAGED EQUITY
                                    PORTFOLIO

                                 SMALL CAP VALUE
                                    PORTFOLIO

                              INTERNATIONAL EQUITY
                                    PORTFOLIO

                                INTERMEDIATE-TERM
                                INCOME PORTFOLIO

                                MICHIGAN TAX FREE
                                 BOND PORTFOLIO

                                PRIME OBLIGATION
                             MONEY MARKET PORTFOLIO

                                 THE ARBOR FUND
                      Institutional Shares, Class A Shares
                               and Class B Shares

                                   Advised by
                           CB Capital Management, Inc.
             [GRAPHIC] (a wholly-owned subsidiary of Citizens Bank)

Prospectus [GRAPHIC]

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

The Golden Oak Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares, Class A Shares and Class B Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

Institutional, Class A and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

Institutional Shares

*    No sales charge
*    No 12b-1 fees
*    $1,000,000 minimum initial investment

Class A Shares

*    Front-end sales charge
*    12b-1 fees
*    $1,000 minimum initial investment

Class B Shares

*    Contingent deferred sales charge
*    Higher 12b-1 fees
*    $1,000 minimum initial investment
*    Convert to Class A Shares after 8 years

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Portfolios. For more detailed information about each Portfolio, please see:

                                                                            Page

GOLDEN OAK GROWTH PORTFOLIO                                                  2

GOLDEN OAK VALUE PORTFOLIO                                                   5

GOLDEN OAK TAX-MANAGED
  EQUITY PORTFOLIO                                                           8

GOLDEN OAK SMALL CAP
  VALUE PORTFOLIO                                                           11

GOLDEN OAK INTERNATIONAL
  EQUITY PORTFOLIO                                                          14

GOLDEN OAK INTERMEDIATE-TERM
  INCOME PORTFOLIO                                                          17

GOLDEN OAK MICHIGAN
  TAX FREE BOND PORTFOLIO                                                   20

GOLDEN OAK PRIME OBLIGATION
  MONEY MARKET PORTFOLIO                                                    23

MORE INFORMATION ABOUT RISK                                                 26

MORE INFORMATION ABOUT
  PORTFOLIO INVESTMENTS                                                     27

INVESTMENT ADVISER AND
  SUB-ADVISERS                                                              27

PORTFOLIO MANAGERS                                                          28

PURCHASING, SELLING AND
  EXCHANGING PORTFOLIO SHARES                                               29

DISTRIBUTION OF PORTFOLIO SHARES                                            34

DIVIDENDS AND DISTRIBUTIONS                                                 34

TAXES                                                                       34

FINANCIAL HIGHLIGHTS                                                        35

HOW TO OBTAIN MORE INFORMATION
  ABOUT THE GOLDEN OAK
  FAMILY OF FUNDS                                                   back cover

                                                            PROSPECTUS [GRAPHIC]
                                                                               1
--------------------------------------------------------------------------------

RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS


Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Portfolio, just as you could with other investments. A PORTFOLIO SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Portfolio (other than the Golden Oak Prime Obligation Money Market Portfolio) is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

THE GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE THIS GOAL.

PROSPECTUS [GRAPHIC]
2 Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

Investment Goal                    Total return
--------------------------------------------------------------------------------
Investment Focus                   Large capitalization U.S. common stocks
--------------------------------------------------------------------------------
Share Price Volatility             Medium
--------------------------------------------------------------------------------
Principal Investment Strategy      Investing in common stocks of established
                                   U.S. companies that demonstrate positive
                                   sustainable earnings growth
--------------------------------------------------------------------------------
Investor Profile                   Investors who seek total return and are
                                   willing to bear the risk of investing in
                                   equity securities
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of established U.S. companies with large market capitalizations (in the upper 90% of the Russell 1000 Growth Index). The Adviser has engaged Nicholas-Applegate Capital Management as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of computer-intensive systematic disciplines and traditional fundamental research to uncover signs of "change at the margin," positive business developments which are not yet fully reflected in a company's stock price. The Sub-Adviser searches for successful, improving companies that are managing change advantageously and poised to exceed expectations.

The Sub-Adviser may sell a stock if the reason for its original purchase changes (i.e., earnings deceleration, negative changes in expectations, decline in fundamental quality) or a better stock is identified. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The Portfolio is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

                                                            PROSPECTUS [GRAPHIC]
                                                                               3
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

       1994      1995      1996      1997      1998      1999      2000
       ----      ----      ----      ----      ----      ----      ----

      (2.20)%   14.90%    22.48%    28.88%    42.51%    53.38%   (19.60)%

                          Best Quarter      Worst Quarter
                             36.96%           (22.43)%
                           (12/31/99)        (12/31/00)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was (27.06)%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the Russell 1000 Growth Index.

Institutional Shares            1 Year      5 Years      Since Inception
--------------------------------------------------------------------------------

Golden Oak Growth Portfolio     (19.60)%     22.64%         16.17%*
--------------------------------------------------------------------------------

Russell 1000 Growth Index       (22.42)%     18.15%         17.04%**
--------------------------------------------------------------------------------

*    Since 2/1/93

**   Since 2/28/93

Class A Shares                  1 Year       5 Years     Since Inception
--------------------------------------------------------------------------------

Golden Oak Growth Portfolio     (24.46)%     20.84%         16.41%*
--------------------------------------------------------------------------------

Russell 1000 Growth Index       (22.42)%     18.15%         17.80%**
--------------------------------------------------------------------------------

*    Since 6/18/93

**   Since 6/30/93


SIMPLY SPEAKING...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.

PROSPECTUS [GRAPHIC]
4 Growth Portfolio (Continued)
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------------
                                                   Institutional    Class A    Class B
                                                       Shares       Shares     Shares
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)*                  None         5.75%      None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**                None         None       5.00%

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and other

Distributions (as a percentage of offering price)       None         None       None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                              None         None       None

Exchange Fee                                            None         None       None
--------------------------------------------------------------------------------------

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)
--------------------------------------------------------------------------------
                                         Institutional    Class A    Class B
                                             Shares       Shares     Shares
Investment Advisory Fees                      0.74%        0.74%      0.74%
Distribution and Service (12b-1) Fees         None         0.25%      1.00%
Other Expenses                                0.32%        0.32%      0.32%
                                              ----         ----       ----
Total Annual Portfolio Operating Expenses     1.06%        1.31%      2.06%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                           1 Year       3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Shares        $108          $337         $  585         $1,294
Class A Shares              $701          $966         $1,252         $2,063
Class B Shares              $709          $946         $1,308         $2,201

If you do not sell your fund shares at the end of the period:

                           1 Year       3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Shares        $108          $337        $  585          $1,294
Class A Shares              $701          $966        $1,252          $2,063
Class B Shares              $209          $646        $1,108          $2,201

                                                            PROSPECTUS [GRAPHIC]
Value Portfolio                                                                5
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

Investment Goal                Long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus               Medium to large capitalization U.S. common stocks
--------------------------------------------------------------------------------
Share Price Volatility         Medium
--------------------------------------------------------------------------------
Principal Investment Strategy  Investing in common stocks which are undervalued relative to a company's earnings
--------------------------------------------------------------------------------
Investor Profile               Investors who seek long term capital appreciation
                               and who are willing to bear the risks of
                               investing in equity securities
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of established U.S. companies with medium to large market capitalizations (in excess of $3 billion). The Adviser has engaged Systematic Financial Management, LP as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser invests in companies which it believes are undervalued relative to a company's historic and expected earnings. The Sub-Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. The Sub-Adviser also looks for "catalysts" which could positively or negatively affect prices of current and potential Portfolio companies.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Portfolio is also subject to the risk that medium to large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

[GRAPHIC] PROSPECTUS
6 Value Portfolio (continued)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio is a successor to a common trust fund managed by the Adviser until June 20, 1997 and thereafter by the Sub-Adviser. The periods prior to June 20, 1997 represent the performance of the common trust fund while it was managed by the Adviser. The Sub-Adviser uses substantially the same management strategies to manage the Portfolio as the Adviser used to manage the common trust fund. The past performance shown in the bar chart has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1991    1992    1993    1994     1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----     ----    ----    ----    ----    ----    ----

25.11%   7.82%   8.96%  (3.27)%  33.12%  22.21%  30.38%   6.18%  19.04%   3.68%

                     Best Quarter             Worst Quarter
                        15.27%                  (17.06)%
                      (12/31/98)               (9/30/98)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was (6.82)%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the Russell 1000 Value Index.

Institutional Shares             1 Year  5 Years   10 Years
--------------------------------------------------------------------------------
Golden Oak Value Portfolio        3.68%   15.87%    14.73%
--------------------------------------------------------------------------------
Russell 1000 Value Index         (7.79)%  18.16%    17.67%
--------------------------------------------------------------------------------

Class A Shares                       1 Year   Since Inception
--------------------------------------------------------------------------------
Golden Oak Value Portfolio           (2.53)%       8.73%*
--------------------------------------------------------------------------------
Russell 1000 Value Index             (7.79)%      14.09%**
--------------------------------------------------------------------------------

*    Since 6/20/97

**   Since 6/30/97



SIMPLY SPEAKING...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with lower growth rates and price-to-book ratios.

                                                            Prospectus [GRAPHIC]
                                                                               7
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                              Institutional  Class A   Class B
                                                  Shares     Shares    Shares
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)*    None     5.75%      None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**            None      None     5.00%

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and other
  Distributions (as a percentage of
  offering price)                                   None      None      None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                          None      None      None

Exchange Fee                                        None      None      None

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)
--------------------------------------------------------------------------------
                                              Institutional  Class A   Class B
                                                  Shares     Shares    Shares
Investment Advisory Fees                           0.74%      0.74%     0.74%
Distribution and Service (12b-1) Fees              None       0.25%     1.00%
Other Expenses                                     0.32%      0.32%     0.32%
                                                   ----       ----      ----
Total Annual Portfolio Operating Expenses          1.06%      1.31%     2.06%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                                 1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares              $108      $337      $  585     $1,294
Class A Shares                    $701      $966      $1,252     $2,063
Class B Shares                    $709      $946      $1,308     $2,201

If you do not sell your fund shares at the end of the period:

                                 1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares              $108      $337      $  585     $1,294
Class A Shares                    $701      $966      $1,252     $2,063
Class B Shares                    $209      $646      $1,108     $2,201

[GRAPHIC] PROSPECTUS
8 Tax-Managed Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY

Investment Goal                     High long-term after-tax returns
--------------------------------------------------------------------------------
Investment Focus                    Common stock of U.S. companies
--------------------------------------------------------------------------------
Share Price Volatility              Medium
--------------------------------------------------------------------------------
Principal Investment Strategy       Investing in large U.S. companies while
                                    attempting to maximize after-tax returns
--------------------------------------------------------------------------------
Investor Profile                    Long-term investors who are looking for a
                                    blend of performance and tax-efficiency
                                    and are willing to accept the risks of
                                    equity investing
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of well-established U.S. companies with large market capitalizations (in excess of $5 billion). The Adviser has engaged Nicholas-Applegate Capital Management as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies and uses a blend of computer analysis and traditional fundamental research to uncover positive business developments which are not reflected in a company's stock price. The Sub-Adviser searches for successful, improving companies that are managing change advantageously and poised to exceed expectations and it purchases stocks of such companies after evaluating expected risk and return. The Sub-Adviser attempts to build a portfolio that maximizes after-tax returns by monitoring the following developments to help maximize after-tax returns: all short-term and long-term capital gains; the amount and frequency of dividend payments; and when dividends are declared and paid. Conversely, stocks of the Portfolio are sold after tax consequences are considered and weighed against the potential for enhanced returns from new investment opportunities.

PRINCIPAL RISKS OF INVESTING

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Although the Portfolio seeks to maximize after-tax returns, the Portfolio's investments in common stocks that appreciate in value may create unrealized gains. These gains would become realized when those stocks are sold, and may result in tax consequences for the Portfolio's shareholders. High levels of unrealized gains, therefore, may limit the ability of the Portfolio to achieve its goal of high after-tax returns if the Portfolio is required to sell securities to meet shareholder redemption requests or for other reasons at a time when doing so would have significant tax consequences for shareholders. As of April 30, 2001, the Portfolio held securities with a market value of $21.5 million, of which $13.3 million represented unrealized gains.

The Portfolio is also subject to the risk that large capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

                                                            PROSPECTUS [GRAPHIC]
                                                                               9
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio is a successor to a common trust fund managed by the Adviser until April 30, 1999 and thereafter by the Sub-Adviser. The periods prior to April 30, 1999 represent the performance of the common trust fund while it was managed by the Adviser. The Sub-Adviser uses substantially the same management strategies to manage the Portfolio as the Adviser used to manage the common trust fund. The past performance shown in the bar chart has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1991    1992    1993    1994     1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----     ----    ----    ----    ----    ----    ----
27.63%  11.28%   6.31%  (0.32)%  34.77%  22.92%  25.30%  26.72%  14.16% (16.30)%

                      Best Quarter            Worst Quarter
                          24.39%                 (12.53)%
                       (12/31/98)              (12/31/00)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was (12.12)%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the S&P 500 Composite Index.

Institutional Shares                    1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Golden Oak Tax-Managed
Equity Portfolio                       (16.30)%        13.27%         14.23%
--------------------------------------------------------------------------------
S&P 500 Composite Index                 (9.11)%        18.33%         17.45%
--------------------------------------------------------------------------------

Class A Shares                          1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Golden Oak Tax-Managed
Equity Portfolio                       (21.38)%        11.60%         13.20%
--------------------------------------------------------------------------------
S&P 500 Composite Index                 (9.11)%        18.33%         17.45%
--------------------------------------------------------------------------------

SIMPLY SPEAKING ...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

[GRAPHIC] PROSPECTUS
10 Tax-Managed Equity Portfolio (continued)
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)*    None      5.75%     None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**            None      None      5.00%

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and other
  Distributions (as a percentage of
  offering price)                                   None      None      None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                          None      None      None

Exchange Fee                                        None      None      None

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares

Investment Advisory Fees                            0.74%      0.74%     0.74%

Distribution and Service (12b-1) Fees               None       0.25%     1.00%

Other Expenses                                      0.40%      0.40%     0.40%
                                                    ----       ----      ----
Total Annual Portfolio Operating Expenses           1.14%      1.39%     2.14%

* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     Golden Oak Tax-Managed Equity Portfolio - Institutional Shares   1.07%

     Golden Oak Tax-Managed Equity Portfolio - Class A Shares         1.32%

     Golden Oak Tax-Managed Equity Portfolio - Class B Shares         2.07%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares               $116       $362      $  628      $1,386
Class A Shares                     $708       $990      $1,292      $2,148
Class B Shares                     $717       $970      $1,349      $2,285

If you do not sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares               $116       $362      $  628      $1,386
Class A Shares                     $708       $990      $1,292      $2,148
Class B Shares                     $217       $670      $1,149      $2,285

                                                            PROSPECTUS [GRAPHIC]
Small Cap Value Portfolio                                                     11
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

Investment Goal                    Long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                   Small capitalization U.S. common stocks
--------------------------------------------------------------------------------
Share Price Volatility             High
--------------------------------------------------------------------------------
Principal Investment Strategy      Investing in common stocks of small
                                   companies which are undervalued relative
                                   to a company's cash flow
--------------------------------------------------------------------------------
Investor Profile                   Investors who seek long term capital
                                   appreciation and who are willing to bear
                                   the risks of investing in small cap stocks
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. companies with small capitalizations (less than $2 billion). The Adviser has engaged Systematic Financial Management, L.P. as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser invests in companies that are generating cash flow, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows. The Sub-Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. The Sub-Adviser also looks for "catalysts" which could positively or negatively affect prices of current and potential Portfolio companies.

PRINCIPAL RISKS OF INVESTING

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Portfolio is also subject to the risk that small capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

[GRAPHIC] PROSPECTUS
12 Small Cap Value Portfolio (continued)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares for one year.*

                                      2000
                                      ----
                                     22.82%

                      Best Quarter             Worst Quarter
                          9.30%                    2.77%
                       (9/30/00)               (12/31/00)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 2.79%.

This table compares Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the Russell 2000 Value Index.

Institutional Shares               1 Year              Since Inception
--------------------------------------------------------------------------------
Golden Oak Small Cap
Value Portfolio                    22.82%                   18.70%*
--------------------------------------------------------------------------------
Russell 2000 Value Index           22.83%                   19.32%**
--------------------------------------------------------------------------------

Class A Shares                     1 Year              Since Inception
--------------------------------------------------------------------------------
Golden Oak Small Cap
Value Portfolio                    15.52%                   13.27%*
--------------------------------------------------------------------------------
Russell 2000 Value Index           22.83%                   19.32%**
--------------------------------------------------------------------------------

*    Since 9/1/99
**   Since 9/30/99

SIMPLY SPEAKING ...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index measures the performance of the companies with lower price-to-book ratios and lower forecasted growth values comprising the Russell 2000 Index. The Russell 2000 Index is a widely used benchmark for small cap stock performance and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on total market capitalization.

                                                            PROSPECTUS [GRAPHIC]
                                                                              13
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)*    None       5.75%      None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**            None        None      5.00%

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and other
  Distributions (as a percentage of
  offering price)                                   None        None      None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                          None        None      None

Exchange Fee                                        None        None      None

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expense (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares

Investment Advisory Fees                            0.99%      0.99%     0.99%
Distribution and Service (12b-1) Fees               None       0.25%     1.00%
Other Expenses                                      0.34%      0.34%     0.34%
                                                    ----       ----      ----
Total Annual Portfolio Operating Expenses           1.33%      1.58%     2.33%

* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     Golden Oak Small Cap Value Portfolio - Institutional Shares      1.30%

     Golden Oak Small Cap Value Portfolio - Class A Shares            1.55%

     Golden Oak Small Cap Value Portfolio - Class B Shares            2.30%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares               $135      $  421     $  729     $1,601
Class A Shares                     $726      $1,045     $1,386     $2,345
Class B Shares                     $736      $1,027     $1,445     $2,483

If you do not sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares               $135      $  421     $  729     $1,601
Class A Shares                     $726      $1,045     $1,386     $2,345
Class B Shares                     $236      $  727     $1,245     $2,483

[GRAPHIC] PROSPECTUS
14 International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

--------------------------------------------------------------------------------
Investment Goal                    Long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                   Common stocks of companies operating in
                                   Europe, Japan and the Pacific Basin
--------------------------------------------------------------------------------
Share Price Volatility             High
--------------------------------------------------------------------------------
Principal Investment Strategy      Investing in a broad selection of companies
                                   operating in diverse markets outside of the
                                   United States
--------------------------------------------------------------------------------
Investor Profile                   Investors who seek long-term capital
                                   appreciation and want to diversify their
                                   investments by investing overseas, and who
                                   are willing to bear the risks of
                                   international investing
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests primarily (at least 65% of its assets) in common stocks of foreign companies. The Portfolio will generally invest in companies that operate in established markets, such as Europe, Japan and the Pacific Basin, but may invest to a lesser extent in emerging market companies. The Adviser has engaged BlackRock International, Ltd. as sub-adviser (Sub-Adviser) to manage the portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser begins with a "top-down" analysis of general global economic conditions to determine how the Portfolio's investments will be allocated among these foreign regions. It then conducts a "bottom-up" fundamental analysis that evaluates key performers operating in industry sectors that the Sub-Adviser believes have the best potential for long-term growth. The Sub-Adviser focuses its analysis on individual companies' earnings growth potential and the quality of corporate management. The Sub-Adviser generally does not base stock selections on company size, but rather on a company's fundamental prospects for growth and the current valuation of the security. As a result, the Portfolio may own stocks of smaller capitalization companies. The Sub-Adviser monitors the securities held by the Portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in a company's growth prospects or a region's economic outlook, or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The foreign small to medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small to medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small to medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                            PROSPECTUS [GRAPHIC]
                                                                              15
--------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING (CONTINUED)

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Portfolio's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Portfolio is also subject to the risk that international stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The Portfolio commenced operations on July 10, 2000 and, therefore, did not have a full calendar year of performance information at the time this prospectus was printed.

[GRAPHIC] PROSPECTUS
16 International Equity (continued)
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)*      None      5.75%      None

Maximum Deferred Sales Charge (Load) (as a
percentage of net asset value)**                    None       None      5.00%

Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends and other
 Distributions (as a percentage of
 offering price)                                     None       None      None

Redemption Fee (as a percentage of amount
redeemed, if applicable)                            None       None      None

Exchange Fee                                        None       None      None

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expense (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares

Investment Advisory Fees                            0.90%      0.90%      0.90%
Distribution and Service (12b-1) Fees               None       0.25%      1.00%
Other Expenses                                      0.71%      0.71%      0.71%
                                                    ----       ----       ----
Total Annual Portfolio Operating Expenses           1.61%      1.86%      2.61%

* The Portfolio's total actual annual Portfolio operating expenses may be less than the amount shown because the Adviser will have waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers will remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     Golden Oak International Equity Portfolio - Institutional Shares   1.50%

     Golden Oak International Equity Portfolio - Class A Shares         1.75%

     Golden Oak International Equity Portfolio - Class B Shares         2.50%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your estimated costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares                $164     $  508     $  876     $1,911
Class A Shares                      $753     $1,126     $1,523     $2,629
Class B Shares                      $764     $1,111     $1,585     $2,767

If you do not sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares                $164     $  508     $  876     $1,911
Class A Shares                      $753     $1,126     $1,523     $2,629
Class B Shares                      $264     $  811     $1,385     $2,767

                                                            PROSPECTUS [GRAPHIC]
Intermediate-Term Income Portfolio                                            17
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

Investment Goal                    Current income consistent with limited price
                                   volatility
--------------------------------------------------------------------------------
Investment Focus                   Fixed income obligations of the U.S.
                                   Treasury, U.S. government agencies and U.S.
                                   corporations
--------------------------------------------------------------------------------
Share Price Volatility             Low
--------------------------------------------------------------------------------
Principal Investment Strategy      Investing in a portfolio of U.S. government
                                   and corporate fixed income securities to
                                   attempt to maximize return while limiting
                                   risk
--------------------------------------------------------------------------------
Investor Profile                   Conservative investors who want to receive
                                   income with limited risk of share price
                                   volatility
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio primarily invests (at least 65% of its assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities rated in one of the top two ratings categories, and in U.S. corporate debt rated in one of the top three ratings categories. In selecting investments for the Portfolio, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to provide the highest level of income and capital appreciation, consistent with keeping a low level of share price fluctuation. The Adviser actively manages the maturity of the Portfolio and purchases securities which will, on average, mature in three to ten years. Under normal circumstances, the Adviser anticipates that the Portfolio's dollar-weighted average maturity will be approximately nine years; however, the Adviser may vary this average maturity substantially in anticipation of a change in the interest rate environment. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Portfolio; or, to realize an aberration in a security's market valuation.

PRINCIPAL RISKS OF INVESTING

The prices the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio is also subject to the risk that its investment strategy which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

[GRAPHIC] PROSPECTUS
18 Intermediate-Term Income Portfolio (continued)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1994      1995      1996      1997      1998      1999      2000
      ----      ----      ----      ----      ----      ----      ----
     (2.10)%   13.64%     2.80%     7.20%     9.17%    (3.21)%   10.74%

                   Best Quarter             Worst Quarter
                       5.60%                   (1.92)%
                     (9/30/98)                (6/30/99)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 3.21%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 1999 to those of the Lehman Brothers U.S. Government/Credit Index.

Institutional Shares                    1 Year    5 Years    Since Inception
--------------------------------------------------------------------------------
Golden Oak Intermediate-Term
Income Portfolio                        10.74%     5.22%          5.43%*
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index                 10.10%     6.11%          6.16%**
--------------------------------------------------------------------------------


*    Since 2/1/93
**   Since 2/28/93

Class A Shares                          1 Year    5 Years    Since Inception
--------------------------------------------------------------------------------
Golden Oak Intermediate-Term
Income Portfolio                         5.65%     3.98%          4.45%*
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Government/Credit Index                 10.10%     6.11%          6.09%**
--------------------------------------------------------------------------------

*    Since 6/18/93
**   Since 6/30/93

SIMPLY SPEAKING...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U. S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade (BBB) or higher, with maturities of 1 to 10 years.

                                                            PROSPECTUS [GRAPHIC]
                                                                              19
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)*    None       4.50%      None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**            None        None      5.00%

Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends and other
  Distributions (as a percentage of
  offering price)                                   None        None      None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                          None        None      None

Exchange Fee                                        None        None      None

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."
** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Investment Advisory Fees                            0.50%      0.50%     0.50%
Distribution and Service (12b-1) Fees               None       0.25%     1.00%
Other Expenses                                      0.30%      0.30%     0.30%
                                                    ----       ----      ----
Total Annual Portfolio Operating Expenses           0.80%      1.05%     1.80%

* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     Golden Oak Intermediate Term Income Portfolio - Institutional Shares 0.65%

     Golden Oak Intermediate Term Income Portfolio - Class A Shares       0.90%

     Golden Oak Intermediate Term Income Portfolio - Class B Shares       1.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares               $ 82       $255      $  444      $  990
Class A Shares                     $552       $769      $1,003      $1,675
Class B Shares                     $683       $866      $1,175      $1,922

If you do not sell your fund shares at the end of the period:

                                   1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares               $ 82       $255      $  444      $  990
Class A Shares                     $552       $769      $1,003      $1,675
Class B Shares                     $183       $566      $  975      $1,922

[GRAPHIC] PROSPECTUS
20 Michigan Tax Free Bond Portfolio
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

Investment Goal                    Current income exempt from both federal and
                                   Michigan state income taxes, consistent with
                                   preservation of capital
--------------------------------------------------------------------------------
Investment Focus                   Tax-free Michigan municipal securities
--------------------------------------------------------------------------------
Share Price Volatility             Medium
--------------------------------------------------------------------------------
Principal Investment Strategy      Invests in municipal obligations which pay
                                   interest that is exempt from both federal and
                                   Michigan state income tax
--------------------------------------------------------------------------------
Investor Profile                   Conservative taxable investors who want to
                                   receive current income exempt from federal
                                   and Michigan state income tax and are willing
                                   to bear the moderate risk of investing in a
                                   portfolio of intermediate-term securities
                                   affected by changes in economic conditions
                                   and governmental policies within Michigan
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests substantially all of its assets (at least 80%) in municipal securities that generate income exempt from federal and Michigan state income taxes. These securities include securities of municipal issuers located in Michigan, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio will invest most of its assets in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Portfolio's Adviser will purchase investment grade municipal securities and attempt to maintain an average weighted portfolio maturity of three to ten years. The maximum maturity for any individual security is thirty years. In selecting securities for the Portfolio, the Adviser will consider each security's yield and total return potential relative to other available municipal securities. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Portfolio; or, to realize an aberration in a security's market valuation.

PRINCIPAL RISKS OF INVESTING

The prices the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Portfolio's concentration of investments in securities of issuers located in Michigan subjects the Portfolio to economic conditions and government policies within that state. As a result, the Portfolio will be more susceptible to factors that adversely affect issuers of Michigan obligations than a mutual fund that does not have as great a concentration in Michigan municipal obligations.

The Portfolio is also subject to the risk that Michigan municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

                                                            PROSPECTUS [GRAPHIC]
                                                                              21
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The periods prior to June 23, 1997, when the Portfolio began operating, represent the performance of the Adviser's similarly managed predecessor common trust fund. The past performance shown in the bar chart has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 1991    1992    1993    1994     1995    1996    1997    1998    1999    2000
 ----    ----    ----    ----     ----    ----    ----    ----    ----    ----
10.23%   6.58%   9.71%  (3.06)%  12.09%   3.24%   6.20%   5.10%  (0.43)%  7.77%

                    Best Quarter             Worst Quarter
                        4.56%                   (3.82)%
                     (03/31/95)               (03/31/94)

* The performance information shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 2.19%.

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2000 to those of the Merrill Lynch 1-12 Year Municipal Bond Index.

Institutional Shares               1 Year      5 Years       10 Years
--------------------------------------------------------------------------------
Golden Oak Michigan
Tax Free Bond Portfolio             7.77%       4.34%         5.64%
--------------------------------------------------------------------------------
Merrill Lynch 1-12 Year
Municipal Bond Index                9.64%       5.59%         6.63%
--------------------------------------------------------------------------------

Class A Shares                     1 Year         Since Inception
--------------------------------------------------------------------------------
Golden Oak Michigan
Tax Free Bond Portfolio             2.63%              3.20%*
--------------------------------------------------------------------------------
Merrill Lynch 1-12 Year
Municipal Bond Index                9.64%              5.85%**
--------------------------------------------------------------------------------

*    Since 6/23/97
**   Since 6/30/97


SIMPLY SPEAKING...

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch 1-12 Year Municipal Bond Index is a widely recognized broad-based measure of the performance of the U.S. tax exempt bond market for securities with maturities of one to twelve years.

[GRAPHIC] PROSPECTUS
22 Michigan Tax Free Bond Portfolio (continued)
--------------------------------------------------------------------------------

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)*    None       4.50%     None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)**            None        None     5.00%

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and other
  Distributions (as a percentage of
  offering price)                                   None        None     None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                          None        None     None

Exchange Fee                                        None        None     None

* This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

** This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Investment Advisory Fees                            0.50%      0.50%     0.50%
Distribution and Service (12b-1) Fees               None       0.25%     1.00%
Other Expenses                                      0.32%      0.32%     0.32%
                                                    ----       ----      ----
Total Annual Portfolio Operating Expenses           0.82%      1.07%     1.82%

* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     Golden Oak Michigan Tax Free Bond Portfolio - Institutional Shares 0.65%

     Golden Oak Michigan Tax Free Bond Portfolio - Class A Shares       0.90%

     Golden Oak Michigan Tax Free Bond Portfolio - Class B Shares       1.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares           $ 84      $262      $  455     $1,014
Class A Shares                 $554      $775      $1,014     $1,697
Class B Shares                 $685      $873      $1,185     $1,943

If you do not sell your fund shares at the end of the period:

                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares           $ 84      $262      $  455     $1,014
Class A Shares                 $554      $775      $1,014     $1,697
Class B Shares                 $185      $573      $  985     $1,943

                                                            PROSPECTUS [GRAPHIC]
Prime Obligation Money Market Portfolio                                       23
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY

Investment Goal                    Preserve principal value and maintain a high
                                   degree of liquidity while providing current
                                   income
--------------------------------------------------------------------------------
Investment Focus                   Money market instruments
--------------------------------------------------------------------------------
Share Price Volatility             Very low
--------------------------------------------------------------------------------
Principal Investment Strategy      Investing in a broad range of short-term high
                                   quality U.S. dollar-denominated debt
                                   securities
--------------------------------------------------------------------------------
Investor Profile                   Conservative investors who want to receive
                                   current income through a liquid investment
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

The Portfolio invests in a broad range of short-term U.S. dollar-denominated securities that are rated in one of the two highest rating categories by nationally recognized rating organizations, or unrated securities that Wellington Management Company, LLP (Sub-Adviser) determines are of comparable quality. The Portfolio invests in short-term securities, including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Portfolio may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Wellington Management Company, LLP as sub-adviser to manage the Portfolio on a day-to-day basis. Using top-down strategy setting and bottom-up security selection, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Portfolio as a whole. The Portfolio follows strict SEC rules about credit quality, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market Portfolio seeks to keep a constant price per share of $1.00, you may lose money by investing in the Portfolio.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[GRAPHIC] PROSPECTUS
24 Prime Obligation Money Market Portfolio (continued)
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      1994      1995      1996      1997      1998      1999      2000
      ----      ----      ----      ----      ----      ----      ----

      3.97%     5.77%     5.23%     5.38%     5.34%     4.98%     6.21%

                   Best Quarter             Worst Quarter
                      1.59%                    0.74%
                    (9/30/00)                (3/31/94)

* The performance shown above is based on a calendar year. The Portfolio's performance from 1/1/01 to 3/31/01 was 1.38%.

Call 1-800-545-6331 for the Portfolio's most current 7-day yield.


This table shows the Portfolio's average annual total returns for the periods ended December 31,2000.

Institutional Shares             1 Year  5 Years  Since Inception
--------------------------------------------------------------------------------
Golden Oak Prime Obligation
Money Market Portfolio            6.21%    5.43%     4.98%*
--------------------------------------------------------------------------------

*    Since 2/1/93

Class A Shares                   1 Year  5 Years  Since Inception
--------------------------------------------------------------------------------
Golden Oak Prime Obligation
Money Market Portfolio            5.95%    5.17%     5.02%*
--------------------------------------------------------------------------------

*    Since 1/20/94

                                                            PROSPECTUS [GRAPHIC]
                                                                              25
--------------------------------------------------------------------------------
PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)     None       None       None

Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)*             None       None       5.00%

Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and other
  Distributions (as a percentage of
  offering price)                                   None       None       None

Redemption Fee (as a percentage of amount
  redeemed, if applicable)                          None       None       None

Exchange Fee                                        None       None       None

* This sales charge is imposed if you sell Class B Shares within 1 year of your purchase and decreases over time depending on how long you own your shares. See "Sales Charges."


--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------
                                               Institutional  Class A   Class B
                                                   Shares     Shares    Shares
Investment Advisory Fees                            0.30%      0.30%     0.30%
Distribution and Service (12b-1) Fees               None       0.25%     1.00%
Other Expenses                                      0.30%      0.30%     0.30%
                                                    ----       ----      ----
Total Annual Portfolio Operating Expenses           0.60%      0.85%     1.60%

* The Portfolio's total actual annual Portfolio operating expenses for the most recent fiscal year were less than the amount shown because the Adviser waived a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this Prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses should be as follows:

     Golden Oak Prime Obligation Money Market Portfolio -
     Institutional Shares                                                0.40%

     Golden Oak Prime Obligation Money Market Portfolio - Class A Shares 0.65%

     Golden Oak Prime Obligation Money Market Portfolio - Class B Shares 1.40%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

If you sell your fund shares at the end of the period:

                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares          $ 61       $192      $  335     $  750
Class A Shares                $ 87       $271      $  471     $1,049
Class B Shares                $663       $805      $1,071     $1,702

If you do not sell your fund shares at the end of the period:

                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Institutional Shares          $ 61       $192        $335     $  750
Class A Shares                $ 87       $271        $471     $1,049
Class B Shares                $163       $505        $871     $1,702

PROSPECTUS
26

--------------------------------------------------------------------------------
More Information About Risk
--------------------------------------------------------------------------------
Equity Risk
Golden Oak Growth Portfolio
Golden Oak Value Portfolio
Golden Oak Tax-Managed Equity Portfolio
Golden Oak Small Cap Value Portfolio
Golden Oak International Equity Portfolio
--------------------------------------------------------------------------------

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Portfolio's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

--------------------------------------------------------------------------------
Fixed Income Risk
Golden Oak Intermediate-Term Income Portfolio
Golden Oak Michigan Tax Free Bond Portfolio
Golden Oak Prime Obligation Money Market Portfolio
--------------------------------------------------------------------------------

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

     Call Risk

     During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

     Credit Risk

     The possibility that an issuer will be unable to make timely payments of either principal or interest.

     Event Risk

     Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Portfolio's multiple holdings.

--------------------------------------------------------------------------------
Municipal Issuer Risk
Golden Oak Michigan Tax Free Bond Portfolio
--------------------------------------------------------------------------------

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Portfolio's concentration of investments in issuers located in a single state makes the Portfolio more susceptible to adverse political or economic developments affecting that state. The Portfolio also may be riskier than mutual funds that buy securities of issuers in numerous states.

--------------------------------------------------------------------------------
Foreign Security Risks
Golden Oak International Equity Portfolio
--------------------------------------------------------------------------------

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

                                                            PROSPECTUS [GRAPHIC]
                                                                              27
--------------------------------------------------------------------------------
In addition to these risks, certain foreign securities may be subject to the following additional risks factors:

--------------------------------------------------------------------------------
Currency Risk
Golden Oak International Equity Portfolio
--------------------------------------------------------------------------------

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Portfolio's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Portfolio may incur substantial costs in connection with conversions between various currencies.

o A Portfolio may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Portfolio Investments

This prospectus describes the Portfolios' primary strategies, and the Portfolios will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Portfolio's objectives (unless it is a money market fund). A Portfolio will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

Investment Adviser and Sub-Advisers

The Investment Adviser makes investment decisions for each of the Portfolios, other than the Portfolios which utilize a sub-adviser, and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Investment Adviser oversees the Sub-Advisers to ensure compliance with the sub-advised Portfolios' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees of The Arbor Fund supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

CB Capital Management, Inc. serves as the Adviser to the Portfolios. CB Capital Management is the wholly-owned subsidiary of Citizens Bank, which has managed bank common funds, pension plan assets and personal trust assets since 1927. As of January 1, 2001, Citizens Bank had approximately $8.4 billion in assets under management. For the fiscal year ended January 31, 2001, the Adviser received advisory fees as a percentage of average daily net assets of:

     Golden Oak Growth Portfolio                         0.34%
     Golden Oak Value Portfolio                          0.33%
     Golden Oak Tax-Managed Equity Portfolio             0.27%
     Golden Oak Small Cap Value Portfolio                0.14%
     Golden Oak International Equity Portfolio           0.19%
     Golden Oak Intermediate-Term Income Portfolio       0.35%
     Golden Oak Michigan Tax Free Bond Portfolio         0.33%
     Golden Oak Prime Obligation Money
     Market Portfolio                                    0.03%

Nicholas-Applegate Capital Management (Nicholas-Applegate), a wholly-owned subsidiary of Allianz of America, manages the Golden Oak Growth Portfolio and the Golden Oak Tax-Managed Equity Portfolio on a day-to-day basis. Nicholas-Applegate selects, buys and sells securities for the Portfolios under the supervision of the Adviser and the Board of Trustees. For the fiscal year ended January 31, 2001, Nicholas-Applegate received sub-advisory fees as a percentage of average daily net assets of:

     Golden Oak Growth Portfolio                         0.40%
     Golden Oak Tax-Managed Equity Portfolio             0.40%

Systematic Financial Management, L.P. (Systematic) manages the Golden Oak Value Portfolio and Small Cap Value Portfolio on a day-to-day basis. Systematic selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. Systematic had $336.1 million of assets under management as of March 31, 2001. For the fiscal year ended January 31, 2001, Systematic received sub-advisory fees as a percentage of average daily net assets of:

     Golden Oak Value Portfolio                          0.41%
     Golden Oak Small Cap Value Portfolio                0.65%



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BlackRock International, Ltd. (BIL), 40 Torphichen Street, Edinburgh, Scotland,
manages the Golden Oak International Equity Portfolio on a day-to-day basis. BIL selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. BIL is a wholly owned subsidiary of BlackRock Inc. (BlackRock), one of the largest publicly traded investment management firms in the United States with $201.6 billion of assets under management as of March 31, 2001. BlackRock is a majority owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. For the fiscal period from commencement of operations to January 31, 2001, BIL received sub-advisory fees as a percentage of average daily net assets of:

     Golden Oak International Equity Portfolio           0.60%

Wellington Management Company, LLP (Wellington Management) manages the Golden Oak Prime Obligation Money Market Portfolio on a day-to-day basis. Wellington Management selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928. For the fiscal year ended January 31, 2001, Wellington Management received sub-advisory fees as a percentage of average daily net assets of:

     Golden Oak Prime Obligation
     Money Market Portfolio                             0.075%

Portfolio Managers

James A. Nawrocki serves as Vice President and Trust Officer of Citizens Bank. He has managed the Golden Oak Intermediate-Term Income Portfolio since October 1999. In addition, Mr. Nawrocki is part of the Golden Oak Michigan Tax Free Bond Portfolio management team. He previously managed fixed income portfolios for 8 years for The Dow Chemical Company including defined benefit and defined contribution pension plan portfolios as well as P&C insurance company assets. He was a financial consultant at First of Michigan Corporation for nearly 2 years.

Richard C. Cross serves as Vice President and Trust Officer of Citizens Bank. He has managed the Golden Oak Michigan Tax Free Bond Portfolio since October 1997. In addition, Mr. Cross is part of the Golden Oak Intermediate-Term Income Portfolio management team. He had 12 years of experience managing fixed income portfolios for The Dow Chemical Company including defined benefit and defined contribution pension plan portfolios as well as domestic and off-shore P&C insurance company assets. He was a financial consultant to Chemical Financial Corporation for over 2 years.

Larry Speidell, CFA and Partner, serves as the director of Nicholas-Applegate's global/systematic portfolio management and research group. Portfolios are managed by a team with lead portfolio managers having full discretion over final buy and sell decisions. Mr. Speidell has over 27 years of investment experience. Prior to joining Nicholas-Applegate in 1994, Mr. Speidell was with Batterymarch Financial Management and Putnam Management Company.

John Kane is a Partner and a Portfolio Manager for Nicholas-Applegate's U.S. Systematic Team. He is the lead portfolio manager for the Golden Oak Growth Portfolio and the Golden Oak Tax-Managed Equity Portfolio. He has more than 32 years of investment experience. Before joining Nicholas-Applegate in 1994, Mr. Kane had 25 years of experience with ARCO Investment Management Company and General Electric Company.

Gyanendra Kumar Joshi serves as Chief Investment Officer and Senior Managing Director of Systematic. He co-manages both the Golden Oak Value Portfolio and the Golden Oak Small Cap Value Portfolio. He has more than 28 years of investment experience. Prior to joining Systematic, Mr. Joshi served as Managing Director of Mitchell Hutchins Institutional Investors.

Kevin McCreesh, CFA serves as Managing Director and Senior Portfolio Manager of Systematic. Mr. McCreesh co-manages the Golden Oak Value Portfolio with Mr. Joshi and has been part of the investment team with Mr. Joshi since 1990 at Systematic and at Mitchell Hutchins Institutional Investors.

Ken Burgess serves as Assistant Portfolio Manager and Senior Small Cap Analyst of Systematic. He specializes in cash flow analysis and devotes his efforts solely to the portfolio management and analysis of small cap equities. Mr. Burgess co-manages the Golden Oak Small Cap F Value Portfolio with Mr. Joshi and has been a portfolio manager at Systematic since 1993.

The Golden Oak International Equity Portfolio is managed by a team of investment professionals at BIL, lead by Will Low and Ken Anderson. Mr. Low is a Director and serves as the co-head of the EAFE team. Mr. Low is also a member of the Emerging Markets and Pacific Basin teams responsible for Asian equity research and portfolio management. Prior to joining BIL in 1996, Mr. Low was an investment manager for Pacific Basin equities, including both emerging and developed markets for Dunedin Fund Managers Ltd.



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                                                                              29
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Mr. Anderson is a Director and serves as the co-head of the EAFE team. Mr.
Anderson is also a member of the European equity team responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. Mr. Anderson began his career as an equity analyst for Wood Mackenzie in 1987.

Purchasing, Selling and Exchanging Portfolio Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares, Class A and Class B Shares of the Portfolios.

The classes have different expenses and other characteristics.

INSTITUTIONAL SHARES

o    No sales charge
o    No 12b-1 fees
o    $1,000,000 minimum initial investment

CLASS A SHARES

o    Front-end sales charge
o    12b-1 fees
o    $1,000 minimum initial investment

CLASS B SHARES

o    Contingent deferred sales charge
o    Higher 12b-1 fees
o    $1,000 minimum initial investment
o    Convert to Class A Shares after 8 years

For some investors the minimum initial investment may be lower.

Institutional Shares are for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-800-808-4920.

Class A Shares and Class B Shares are for individual and institutional investors.


HOW TO PURCHASE PORTFOLIO SHARES

You may purchase shares directly by:

o    Mail (Class A and Class B only)
o    Telephone
o    Wire
o    Direct Deposit, or
o    Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-808-4920. Unless you arrange to pay by wire or through direct deposit or ACH, write your check, payable in U.S. dollars, to "Golden Oak Family of Funds" and include the name of the appropriate Portfolio(s) on the check. You cannot purchase Institutional Shares by check. A Portfolio cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange and, for the Golden Oak Prime Obligation Money Market Portfolio, the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

A Portfolio reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Portfolio or its shareholders and could adversely affect the Portfolio or its operations. This includes those from any individual or group who, in the Portfolios' view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Portfolio within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Portfolio (except the Golden Oak Prime Obligation Money Market Portfolio), calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Portfolio must receive your purchase order in proper form before 4:00 p.m., Eastern time. A Portfolio will not accept orders that request a particular day or price for the transaction or any other special conditions.



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The Golden Oak Prime Obligation Money Market Portfolio calculates its NAV once each Business Day at 12:00 noon, Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Portfolio generally must receive your order before 12:00 noon, Eastern time and federal funds (readily available funds) before 12:00 noon, Eastern time.

The Golden Oak International Equity Portfolio holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of the Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares.

How We Calculate NAV

NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price (except the Golden Oak Prime Obligation Money Market Portfolio). If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Golden Oak Prime Obligation Money Market Portfolio, we generally value the Portfolio's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Portfolio may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Minimum Purchases

To purchase shares for the first time, you must invest in any Portfolio at least:

Class                      Dollar Amount
Institutional Shares       $1,000,000
Class A Shares             $1,000 ($500 minimum for an IRA)
Class B Shares             $1,000 ($500 minimum for an IRA)

Your subsequent investments in Class A and Class B Shares of any Portfolio must be made in amounts of at least $50. There is no minimum for subsequent investments in Institutional Shares. A Portfolio may accept investments of smaller amounts for any class of shares at its discretion.

Systematic Investment Plan (Class A and Class B only)

If you have a checking or savings account, you may purchase Class A Shares and Class B Shares automatically through regular deductions from your account. Once your account has been opened, you may begin regularly scheduled investments of at least $50 a month. Purchases of Class A Shares made through the Systematic Investment Plan are subject to the applicable sales charge.

Sales Charges

Front-End Sales Charges -- Class A Shares

The offering price of Class A Shares is the NAV next calculated after a Portfolio receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                           Your Sales
                                          Your Sales      Charge as a
                                         Charge as a     Percentage of
                          If Your       Percentage of       Your Net
                       Investment is:   Offering Price     Investment
--------------------------------------------------------------------------------
Growth Portfolio        Less than            5.75%           6.10%
Value Portfolio          $50,000

Tax-Managed          $50,000 but less        4.50%           4.71%
  Equity Portfolio     than $100,000

Small Cap           $100,000 but less        3.50%           3.63%
  Value Portfolio      than $250,000

International       $250,000 but less        2.60%           2.67%
  Equity Portfolio     than $500,000

                    $500,000 but less        2.00%           2.04%
                     than $1,000,000

                   $1,000,000 and over       0.00%           0.00%
--------------------------------------------------------------------------------
Intermediate-Term       Less than            4.50%           4.71%
  Income Portfolio        $100,000

Michigan Tax Free   $100,000 but less        3.50%           3.63%
  Bond Portfolio        than $250,000

                    $250,000 but less        2.60%           2.67%
                      than $500,000

                    $500,000 but less        2.00%           2.04%
                      than $1,000,000

                   $1,000,000 and over       0.00%           0.00%

There is no sales charge imposed on shares of the Golden Oak Prime Obligation Money Market Portfolio.


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                                                            PROSPECTUS [GRAPHIC]
                                                                              31
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Waiver of Front-End Sales Charge -- Class A Shares

No sales charge is imposed on shares of a Portfolio:

o issued in plans of reorganization, such as mergers involving the Portfolios;

o sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children);

o purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code;

o sold to Trustees and officers of The Arbor Fund and employees of the Adviser and its affiliates;

o sold to agency, custody and fiduciary accounts of the Adviser and its affiliates; or

o purchased in connection with any asset allocation plan established by the Adviser.

Reduced Sales Charges -- Class A Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Portfolio will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Portfolio will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Portfolio with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Portfolio may amend or terminate this right of accumulation at any time.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Portfolio over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Portfolio will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Portfolio a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Portfolio to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Portfolio's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Portfolio will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges -- Class B Shares

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your shares within eight years after your purchase, you will pay contingent deferred sales charges as described in the table below for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Portfolio receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Portfolio for Class B Shares of another Portfolio.


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                                Contingent Deferred Sales Charge as a Percentage
Year Since Purchase                     of Dollar Amount Subject to Charge
--------------------------------------------------------------------------------
First                                                  5%
Second                                                 4%
Third                                                  3%
Fourth                                                 3%
Fifth                                                  2%
Sixth                                                  1%
Seventh                                                0%
Eighth                                                 0%

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:

o    to make certain withdrawals from a retirement plan; or

o    because of death or disability.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

How to Sell Your Portfolio Shares

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-800-808-4920.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Portfolio directly by mail or telephone at 1-800-808-4920.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.

If you would like to sell $50,000 or more of your shares, or would like the proceeds sent to a third-party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

Systematic Withdrawal Plan (Class A only)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Portfolio. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Check Writing Service (Prime Obligation Money Market Portfolio-- Class A Shares
Only)

If you own Class A Shares of the Prime Obligation Money Market Portfolio you may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. The check may be made payable to any person, and your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of your Portfolio account, you may not use a check to close your account.

Receiving Your Money

Normally, we will send your sale proceeds within 7 days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


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                                                                              33
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Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Portfolio's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Redemptions of Your Shares

If your account balance drops below the required minimum, the Portfolio may redeem your shares. The account balance minimums are:

Class                      Dollar Amount
Institutional Shares       $1,000,000
Class A Shares             $1,000
Class B Shares             $1,000

But, a Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

A Portfolio may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

Class A Shares

You may exchange Class A Shares of any Portfolio for Class A Shares of any other Portfolio. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Portfolio with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Portfolio with the same, lower or no sales charge there is no incremental sales charge for the exchange.

Class B Shares

You may exchange Class B Shares of any Portfolio for Class B Shares of any other Portfolio. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least eight years from your initial purchase.

Automatic Exchange of Your Shares

If your account balance for Institutional Shares drops below $1,000,000 because of redemptions, your shares will be automatically exchanged for Class A Shares. You will not be charged the applicable Class A sales charge for an automatic exchange. But, a Portfolio will always give you at least 30 days' written notice to give you time to add to your account and avoid the automatic exchange of your shares.

Telephone Transactions

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.



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Distribution of Portfolio Shares

Each Portfolio has adopted a distribution plan that allows the Portfolio to pay distribution and service fees for the sale and distribution of Class A Shares and Class B Shares, and for services provided to Class A and Class B shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are 0.25% for Class A Shares and 1.00% for Class B Shares.

Dividends and Distributions

Each Portfolio distributes its net investment income as follows:

Golden Oak Growth Portfolio                                           Quarterly

Golden Oak Value Portfolio                                            Quarterly

Golden Oak Tax-Managed Equity Portfolio                               Quarterly

Golden Oak Small Cap Value Portfolio                                  Quarterly

Golden Oak International Equity Portfolio                             Annually

Golden Oak Intermediate-Term Income Portfolio                         Monthly

Golden Oak Michigan Tax Free Bond Portfolio                           Monthly

Golden Oak Prime Obligation Money Market Portfolio                    Monthly

Each Portfolio makes distributions of its net realized capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF PORTFOLIO SHARES MAY BE A TAXABLE EVENT.

The Golden Oak Michigan Tax Free Bond Portfolio intends to distribute income that is exempt from both federal taxes and Michigan state taxes. The Portfolio may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Portfolio may be taxable.

The Golden Oak International Equity Portfolio may be able to pass along a tax credit for foreign income taxes it pays. The Portfolio will notify you if it gives you the credit.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



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                                                            PROSPECTUS [GRAPHIC]
Financial Highlights                                                          35
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The tables that follow present performance information about Institutional
Shares and Class A Shares of each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-545-6331.

For a Share Outstanding Throughout the Period
For the Periods Ended January 31,



          Net                  Net Realized                                 Net                Net                    Ratio of
         Asset      Net           and                                       Asset             Assets    Ratio of   Net Investment
        Value     Investment   Unrealized           Distributions           Value              End      Expenses     Income(Loss)
       Beginning   Income      Gain(Loss)     Investment      Realized      End      Total  of Period  to Average   to Average
       of Period   (Loss)      on Investments   Income         Gain      of Period  Return+   (000)    Net Assets   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $17.85     $(0.01)      $(1.83)      $   --          $(3.02)    $12.99    (11.35)%  $72,825      1.06%      (0.34)%
2000      16.16      (0.03)        4.75           --           (3.03)     17.85     30.67     65,891      1.06       (0.19)
1999      12.66       0.02         5.88        (0.02)          (2.38)     16.16     51.98     49,497      1.08        0.10
1998      12.66         --         3.12           --           (3.12)     12.66     25.85     36,240      1.07        0.03
1997      10.26         --         2.44        (0.01)          (0.03)     12.66     23.79     32,973      1.10        0.04

---------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $17.43     $(0.03)      $(1.80)      $   --          $(3.02)    $12.58    (11.58)%  $11,943      1.31%      (0.60)%
2000      15.89      (0.06)        4.63           --           (3.03)     17.43     30.23      9,835      1.31       (0.52)
1999      12.51       0.02         5.74           --           (2.38)     15.89     51.45      1,540      1.33       (0.21)
1998      12.57      (0.01)        3.07           --           (3.12)     12.51     25.56        307      1.32       (0.21)
1997      10.20      (0.03)        2.43           --           (0.03)     12.57     23.56        226      1.35       (0.20)

---------------------------------------------------------------------------------------------------------------------------------
Value Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.45     $ 0.07       $ 0.77       $(0.07)         $(0.71)    $ 9.51      9.36%   $87,338      1.06%       0.76%
2000       9.17       0.03         0.78        (0.03)          (0.50)      9.45      8.92     59,091      1.09        0.36
1999       9.33       0.04         0.90        (0.04)          (1.06)      9.17     12.63     46,484      1.10        0.44
1998(1)   10.00       0.04         0.86        (0.04)          (1.53)      9.33      9.15     30,922      1.10        0.72

---------------------------------------------------------------------------------------------------------------------------------
Value Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.41     $ 0.05       $ 0.77       $(0.05)         $(0.71)    $ 9.47      9.14%    $8,461      1.31%       0.52%
2000       9.14       0.01         0.77        (0.01)          (0.50)      9.41      8.61      7,138      1.34        0.10
1999       9.32       0.03         0.87        (0.02)          (1.06)      9.14     12.19      1,100      1.35        0.20
1998(1)   10.00       0.02         0.86        (0.03)          (1.53)      9.32      8.97         51      1.35        0.31

---------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $10.26     $ 0.01       $(1.10)      $   --          $(3.26)    $ 5.91    (12.22)%  $24,640      1.07%      (0.05)%
2000(2)   10.00         --         0.30        (0.01)          (0.03)     10.26      3.03     40,305      1.10        0.03

---------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $10.24     $   --       $(1.11)      $   --          $(3.26)    $ 5.87    (12.49)%  $   614      1.32%      (0.25)%
2000(2)   10.00      (0.01)        0.29        (0.01)          (0.03)     10.24      2.77        339      1.35       (0.34)



                      Ratio of Net
            Ratio of   Investment
            Expenses    Income(Loss)
           to Average   to Average
           Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding   Turnover
            Waivers)      Waivers)     Rate
------------------------------------------------
Growth Portfolio Institutional Class
------------------------------------------------
              1.06%      (0.34)%      106.05%
              1.06       (0.19)        82.69
              1.08        0.10         70.60
              1.07        0.03        131.54
              1.11        0.03        130.69

------------------------------------------------
Growth Portfolio Class A
------------------------------------------------
              1.31%      (0.60)%      106.05%
              1.31       (0.52)        82.69
              1.33       (0.21)        70.60
              1.32       (0.21)       131.54
              1.36       (0.21)       130.69

------------------------------------------------
Value Portfolio Institutional Class
------------------------------------------------
              1.06%       0.76%       152.24%
              1.09        0.36        102.11
              1.17        0.37        172.09
              1.28        0.54         90.97

------------------------------------------------
Value Portfolio Class A
------------------------------------------------
              1.31%       0.52%       152.24%
              1.34        0.10        102.11
              1.42        0.13        172.09
              1.53        0.13         90.97

------------------------------------------------
Tax-Managed Equity Portfolio Institutional Class
------------------------------------------------
              1.14%      (0.12)%       28.80%
              1.21       (0.08)        32.30

------------------------------------------------
Tax-Managed Equity Portfolio Class A
------------------------------------------------
              1.39%      (0.32)%       28.80%
              1.49       (0.48)        32.30

For a Share Outstanding Throughout the Period

For the Periods Ended January 31,

          Net                  Net Realized                                Net                Net                    Ratio of
         Asset       Net           and              Distribution           Asset             Assets     Ratio of   Net Investment
        Value     Investment   Unrealized        Net            Net        Value               End      Expenses     Income(Loss)
       Beginning    Income      Gain(Loss)    Investment      Realized      End      Total  of Period  to Average   to Average
       of Period    (Loss)     on Investments    Income         Gain     of Period  Return+   (000)    Net Assets   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.54     $ 0.07       $ 3.58      $(0.07)         $(0.74)     $12.38    39.30%    $64,896     1.30%       0.65%
2000(3)   10.00       0.03        (0.46)      (0.03)             --        9.54    (4.33)     40,554     1.35        0.76

---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.54     $ 0.04       $ 3.58      $(0.05)         $(0.74)     $12.37    38.88%     $5,994     1.55%       0.36%
2000(3)   10.00       0.03        (0.47)      (0.02)             --        9.54    (4.42)      3,305     1.60        0.72

---------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001(4)  $10.00     $   --       $(1.07)     $(0.06)         $   --      $ 8.87   (10.68)%   $28,530     1.50%      (0.08)%

---------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001(4)  $10.00     $(0.03)      $(1.06)     $(0.06)         $   --      $ 8.85   (10.90)%      $478     1.75%      (0.66)%

---------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Income Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.35     $ 0.58       $ 0.58      $(0.58)         $   --      $ 9.93    12.81%   $160,510     0.65%       6.07%
2000      10.32       0.55        (0.97)      (0.55)             --        9.35    (4.07)    147,549     0.65        5.70
1999      10.04       0.60         0.29       (0.60)          (0.01)      10.32     8.60     148,165     0.65        5.46
1998       9.83       0.56         0.21       (0.56)             --       10.04     8.07     125,936     0.65        5.66
1997      10.15       0.54        (0.32)      (0.54)             --        9.83     2.31     116,689     0.65        5.48

---------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Income Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.35     $ 0.56       $ 0.56      $(0.55)         $   --      $ 9.92    12.42%   $  6,740     0.90%       5.81%
2000      10.31       0.53        (0.96)      (0.53)             --        9.35    (4.22)      6,224     0.90        5.52
1999      10.04       0.57         0.28       (0.57)          (0.01)      10.31     8.23       2,175     0.90        5.15
1998       9.83       0.53         0.21       (0.53)             --       10.04     7.78          64     0.90        5.40
1997      10.15       0.52        (0.32)      (0.52)             --        9.83     2.05          84     0.90        5.20

---------------------------------------------------------------------------------------------------------------------------------
Michigan Tax Free Bond Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.72     $ 0.44       $ 0.44      $(0.45)         $(0.01)     $10.14     9.29%   $ 88,838     0.65%       4.48%
2000      10.33       0.43        (0.61)      (0.43)             --        9.72    (1.79)     89,445     0.65        4.30
1999      10.24       0.48         0.10       (0.48)          (0.01)      10.33     5.40      90,115     0.65        4.32
1998(1)   10.00       0.27         0.26       (0.27)          (0.02)      10.24     5.35      85,556     0.65        4.41

---------------------------------------------------------------------------------------------------------------------------------
Michigan Tax Free Bond Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $ 9.72     $ 0.43       $ 0.44      $(0.43)         $(0.01)     $10.15     9.19%   $    729     0.90%       4.24%
2000      10.33       0.40        (0.61)      (0.40)             --        9.72    (2.03)        215     0.90        4.01
1999      10.24       0.46         0.10       (0.46)          (0.01)      10.33     5.17         229     0.90        4.07
1998(1)   10.00       0.27         0.26       (0.27)          (0.02)      10.24     5.31          10     0.90        4.15



                       Ratio of Net
            Ratio of    Investment
            Expenses    Income(Loss)
           to Average    to Average
           Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding   Turnover
            Waivers)     Waivers)      Rate
------------------------------------------------------
Small Cap Value Portfolio Institutional Class
------------------------------------------------------
              1.33%       0.62%      65.13%
              1.55        0.56       10.86

------------------------------------------------------
Small Cap Value Portfolio Class A
------------------------------------------------------
              1.58%       0.33%      65.13%
              1.83        0.49       10.86

------------------------------------------------------
International Equity Portfolio Institutional Class
------------------------------------------------------
              1.61%      (0.19)%     69.48%

------------------------------------------------------
International Equity Portfolio Class A
------------------------------------------------------
              1.93%      (0.84)%     69.48%

------------------------------------------------------
Intermediate-Term Income Portfolio Institutional Class
------------------------------------------------------
              0.80%       5.92%      16.25%
              0.80        5.55       24.93
              0.80        5.31       76.46
              0.80        5.51       60.78
              0.80        5.33       34.67

------------------------------------------------------
Intermediate-Term Income Portfolio Class A
------------------------------------------------------
              1.05%       5.66%      16.25%
              1.05        5.37       24.93
              1.05        5.00       76.46
              1.05        5.25       60.78
              1.05        5.05       34.67

------------------------------------------------------
Michigan Tax Free Bond Portfolio Institutional Class
------------------------------------------------------
              0.82%       4.31%      11.47%
              0.82        4.13        2.42
              0.81        4.16        6.55
              0.82        4.24        9.77

------------------------------------------------------
Michigan Tax Free Bond Portfolio Class A
------------------------------------------------------
              1.08%       4.06%      11.47%
              1.07        3.84        2.42
              1.06        3.91        6.55
              1.07        3.98        9.77

                                                            PROSPECTUS [GRAPHIC]
                                                                              37

--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period
For the Periods Ended January 31,

          Net                  Net Realized                                Net                Net                    Ratio of
         Asset                      and             Distributions          Asset             Assets,    Ratio of   Net Investment
        Value        Net        Unrealized        Net            Net       Value,              End      Expenses     Income(Loss)
       Beginning  Investment    Gains(Loss)   Investment      Realized      End      Total  of Period  to Average   to Average
       of Period  Income(loss)  on Investments    Income        Gain     of Period   Return+   (000)    Net Assets   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
2001     $1.00      $0.06        $  --       $(0.06)         $  --        $1.00      6.26%   $115,659     0.40%       6.08%
2000      1.00       0.05           --        (0.05)            --         1.00      5.04     114,349     0.40        4.91
1999      1.00       0.06           --        (0.06)            --         1.00      5.30     153,649     0.40        5.17
1998      1.00       0.05           --        (0.05)            --         1.00      5.41     127,977     0.40        5.29
1997      1.00       0.05           --        (0.05)            --         1.00      5.21      94,508     0.40        5.08

---------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------------
2001     $1.00      $0.06        $  --       $(0.06)         $  --        $1.00      6.00%    $11,994     0.65%       5.83%
2000      1.00       0.05           --        (0.05)            --         1.00      4.77       8,578     0.65        4.74
1999      1.00       0.05           --        (0.05)            --         1.00      5.03       6,525     0.65        4.92
1998      1.00       0.05           --        (0.05)            --         1.00      5.15       6,381     0.65        4.99
1997      1.00       0.05           --        (0.05)            --         1.00      4.95      71,686     0.65        4.83



                       Ratio of Net
            Ratio of    Investment
            Expenses    Income(Loss)
           to Average    to Average
           Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding   Turnover
            Waivers)     Waivers)      Rate
-----------------------------------------------------------
Prime Obligation Money Market Portfolio Institutional Class
-----------------------------------------------------------
              0.60%      5.88%          N/A
              0.60       4.71           N/A
              0.60       4.97           N/A
              0.59       5.10           N/A
              0.68       4.80           N/A

-----------------------------------------------------------
Prime Obligation Money Market Portfolio Class A
-----------------------------------------------------------
              0.85%      5.63%          N/A
              0.86       4.53           N/A
              0.85       4.72           N/A
              0.84       4.80           N/A
              0.93       4.55           N/A


     Amounts designated as "--" are either $0 or have been rounded to $0.

+ Total return does not reflect the sales charge on Class A shares. Return is for the period indicated and has not been annualized.

(1) Commenced operations June 23, 1997. All ratios for the period have been annualized.

(2) Commenced operations on April 30, 1999. All ratios for the period have been annualized.

(3) Commenced operations on September 1, 1999. All ratios for the period have been annualized.

(4) Commenced operations on July 10, 2000. Per share amounts were calculated based on average shares outstanding. All ratios for the period have been annualized.

                         THE GOLDEN OAK FAMILY OF FUNDS


Investment Adviser

CB Capital Management, Inc.
328 S. Saginaw Street
Flint, Michigan 48502


Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Golden Oak Family of Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 31, 2001, includes detailed information about the Golden Oak Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolios.


To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone:  Call 1-800-545-6331

By Mail:  Write to us
Golden Oak Family of Funds
c/o The Arbor Fund
P.O. Box 219947
Kansas City, Missouri 64121-9749

From the SEC:

You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about the Golden Oak Family of Funds or The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

GOK-F-001-11
                                   prospectus


                                    [GRAPHIC]


                         Hancock Horizon Family of Funds

                                  May 31, 2001

                           Strategic Income Bond Fund
                Value Fund (formerly the Growth and Income Fund)
                                   Growth Fund

                     Trust Class, Class A and Class C Shares


                              Advised By
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)


                 The Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                 The Arbor Fund

About This Prospectus

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class, Class A and Class C Shares of the Strategic Income Bond Fund, the Value Fund and the Growth Fund that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class, Class A and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                   Page

STRATEGIC INCOME BOND FUND                                           2

VALUE FUND                                                           4

GROWTH FUND                                                          6

MORE INFORMATION ABOUT RISK                                          8

MORE INFORMATION ABOUT FUND INVESTMENTS                              8

INVESTMENT ADVISER                                                   9

PORTFOLIO MANAGERS                                                   9

PURCHASING, SELLING AND EXCHANGING FUND SHARES                      10

DISTRIBUTION OF FUND SHARES                                         14

DIVIDENDS AND DISTRIBUTIONS                                         14

TAXES                                                               14

FINANCIAL HIGHLIGHTS                                                15

HOW TO OBTAIN MORE INFORMATION ABOUT
THE HANCOCK HORIZON FAMILY OF FUNDS                         Back Cover


RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL    Total return through current income and capital appreciation, consistent with the preservation of capital

--------------------------------------------------------------------------------

INVESTMENT FOCUS    Fixed income  securities issued by the U.S.  Treasury,  U.S.
government agencies and U.S. corporations

--------------------------------------------------------------------------------

SHARE PRICE VOLATILITY    Low

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY    Investing in a mix of U.S. Treasury securities,
U.S. government agency securities, mortgage-backed securities and investment grade corporate debt to attempt to maximize return while limiting risk

--------------------------------------------------------------------------------

INVESTOR PROFILE    Conservative  investors who want current income, low risk to principal, and a total return commensurate with fixed income investing

--------------------------------------------------------------------------------


Investment Strategy of the Strategic Income Bond Fund

The Fund primarily invests (at least 65% of its assets) in (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities and (iii) investment grade U.S. corporate debt. In selecting investments for the Fund, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund's assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal. The Adviser actively manages the maturity of the Fund and, under normal circumstances, the Fund's dollar-weighted average maturity will be between five and fifteen years. The Adviser may vary this average maturity in anticipation of a change in the interest rate environment. There is no restriction on the maturity of a single security. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the average weighted maturity of the Fund; reallocate the Fund's investments among the above types of fixed income securities; or, to realize an aberration in a security's market valuation.


Principal Risks of Investing in the Strategic Income Bond Fund

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.


Performance Information

The Fund commenced operations on May 31, 2000, and therefore, does not have a full calendar year of performance.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                     Trust Class Shares  Class A Shares  Class C Shares
                                                                     ------------------  --------------  --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*                                        None              4.00%            None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                        None              None             None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions (as a percentage of offering price)                 None              None             None

Redemption Fee (as a percentage of amount redeemed, if applicable)**        None              None             1.00%

Exchange Fee                                                                None              None             None


*    This  sales  charge  varies  depending  upon  how  much  you  invest.   See
     "Purchasing Fund Shares."

** This redemption fee is only applicable to shares sold within nine months of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------


                                                                     Trust Class Shares  Class A Shares  Class C Shares
                                                                     ------------------  --------------  --------------
Investment Advisory Fees                                                    0.60%             0.60%            0.60%

Distribution and Service (12b-1) Fees                                       None              None             0.75%

Other Expenses                                                              0.34%             0.59%            0.59%
                                                                            ----              ----             ----

Total Annual Fund Operating Expenses                                        0.94%*            1.19%*           1.94%*

Fee Waivers and Expense Reimbursements                                     (0.19%)           (0.19%)          (0.19%)
                                                                            ----              ----             ----

Net Expenses                                                                0.75%             1.00%            1.75%

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus. Other Expenses are higher for Class A and Class C Shares due to shareholder service fees.

For  more   information   about  these  fees,  see   "Investment   Adviser"  and
"Distribution of Fund Shares."


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 Year      3 Years      5 Years      10 Years
Trust Class Shares         $ 77        $240         $417       $  930
Class A Shares             $498        $706         $930       $1,576
Class C Shares             $178        $551         $949       $2,062

VALUE FUND (formerly the Growth and Income Fund)


FUND SUMMARY

INVESTMENT  GOAL     Long-term  capital  appreciation  with a secondary  goal of current income

--------------------------------------------------------------------------------

INVESTMENT FOCUS    Medium to large capitalization U.S. common stocks

--------------------------------------------------------------------------------

SHARE PRICE VOLATILITY    Medium

--------------------------------------------------------------------------------

PRINCIPAL  INVESTMENT  STRATEGY    Investing in common  stocks which the Adviser
believes to be "undervalued" based on its fundamental analysis

--------------------------------------------------------------------------------

INVESTOR  PROFILE    Investors who seek long-term  capital  appreciation and who are willing to bear the risks of investing in equity securities

--------------------------------------------------------------------------------


Investment Strategy of the Value Fund

The Fund seeks capital appreciation by investing primarily (at least 65% of its assets) in U.S. common stocks of companies with medium to large capitalizations (in excess of $1 billion). The Fund invests in "undervalued" companies the Adviser believes are of sound financial quality and are actively traded in the market. While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends. The Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser attempts to keep a sector weighting similar to that of its primary benchmark, the Russell 1000 Value Index. The Adviser also considers the sector weighting of peer funds in the Lipper Multi Cap Value Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.


Principal Risks of Investing in the Value Fund

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on medium to large capitalization value stocks, may underperform other segments of the equity market or the equity markets as a whole.


Performance Information

The Fund commenced operations on May 31, 2000, and therefore, does not have a full calendar year of performance.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                        Trust Class Shares   Class A Shares   Class C Shares
                                                                        ------------------   -------------    --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*                                            None              5.25%            None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                            None              None             None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions (as a percentage of offering price)                     None              None             None

Redemption Fee (as a percentage of amount redeemed, if applicable)**            None              None             1.00%

Exchange Fee                                                                    None              None             None


*    This  sales  charge  varies  depending  upon  how  much  you  invest.   See
     "Purchasing Fund Shares."

** This redemption fee is only applicable to shares sold within nine months of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                                         Trust Class Shares  Class A Shares   Class C Shares
                                                                         ------------------  --------------   --------------
Investment Advisory Fees                                                        0.80%             0.80%            0.80%

Distribution and Service (12b-1) Fees                                           None              None             0.75%

Other Expenses                                                                  0.38%             0.63%            0.63%
                                                                                ----              ----             ----

Total Annual Fund Operating Expenses                                            1.18%*            1.43%*           2.18%*

Fee Waivers and Expense Reimbursements                                         (0.18%)           (0.18%)          (0.18%)
                                                                                ----              ----             ----

Net Expenses                                                                    1.00%             1.25%            2.00%

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus. Other Expenses are higher for Class A and Class C Shares due to shareholder service fees.

For  more   information   about  these  fees,  see   "Investment   Adviser"  and
"Distribution of Fund Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 Year      3 Years      5 Years      10 Years
Trust Class Shares         $102        $318         $  552       $1,225
Class A Shares             $646        $901         $1,048       $1,957
Class C Shares             $203        $627         $1,078       $2,327

GROWTH FUND


FUND SUMMARY


INVESTMENT GOAL    Long-term capital appreciation

--------------------------------------------------------------------------------

INVESTMENT FOCUS    Medium to large capitalization U.S. common stocks

--------------------------------------------------------------------------------

SHARE PRICE VOLATILITY    High

--------------------------------------------------------------------------------

PRINCIPAL  INVESTMENT  STRATEGY    Investing in common  stocks which the Adviser
believes have above average growth potential based on its fundamental analysis

--------------------------------------------------------------------------------

INVESTOR  PROFILE    Investors who seek long-term  capital  appreciation and who are willing to bear the risks of investing in equity securities

--------------------------------------------------------------------------------


Investment Strategy of the Growth Fund

The Fund seeks capital appreciation by investing primarily (at least 65% of its assets) in U.S. common stocks of companies with medium to large market capitalizations (in excess of $1 billion) whose sales and earnings are expected to grow at an above average rate. The Adviser employs a strictly quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of its primary benchmark, the Russell 1000 Growth Index. The Adviser also considers the sector weighting of peer funds in the Lipper Multi Cap Growth Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.


Principal Risks of Investing in the Growth Fund

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on medium to large growth capitalization stocks, may underperform other segments of the equity market or the equity markets as a whole.


Performance Information

The Fund commenced operations on January 31, 2001, and therefore, does not have a full calendar year of performance.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                         Trust Class Shares  Class A Shares   Class C Shares
                                                                         ------------------  --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)*                                            None              5.25%            None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                                            None              None             None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions (as a percentage of offering price)                     None              None             None

Redemption Fee (as a percentage of amount redeemed, if applicable)**            None              None             1.00%

Exchange Fee                                                                    None              None             None


*    This  sales  charge  varies  depending  upon  how  much  you  invest.   See
     "Purchasing Fund Shares."

** This redemption fee is only applicable to shares sold within nine months of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                                         Trust Class Shares  Class A Shares    Class C Shares
                                                                         ------------------  --------------    --------------
Investment Advisory Fees                                                        0.80%             0.80%            0.80%

Distribution and Service (12b-1) Fees                                           None              None             0.75%

Other Expenses                                                                  0.33%             0.58%            0.58%
                                                                                ----              ----             ----

Total Annual Fund Operating Expenses                                            1.13%*            1.38%*           2.13%*

Fee Waivers and Expense Reimbursements                                         (0.13%)           (0.13%)          (0.13%)
                                                                                ----              ----             ----

Net Expenses                                                                    1.00%             1.25%            2.00%

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus. Other expenses are higher for Class A and Class C Shares due to shareholder service fees.

For  more   information   about  these  fees,  see   "Investment   Adviser"  and
"Distribution of Fund Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                             1 Year          3 Years
Trust Class Shares            $102            $318
Class A Shares                $646            $901
Class C Shares                $203            $627

More Information About Risk

--------------------------------------------------------------------------------
Equity Risk
Value Fund
Growth Fund
--------------------------------------------------------------------------------

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

--------------------------------------------------------------------------------
Fixed Income Risk
Strategic Income Bond Fund
--------------------------------------------------------------------------------

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


     Call Risk - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.


     Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.


     Mortgage-Backed Securities - Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.


More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Fund will achieve its investment goal.

Investment Adviser

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Board of Trustees of the Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Funds. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2001, the Adviser and Hancock Bank managed approximately $800 million in assets. The Adviser is entitled to receive 0.60% of the Strategic Income Bond Fund's, 0.80% of the Value Fund's and 0.80% of the Growth Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2001, Horizon Advisers received advisory fees as a percentage of daily net assets of:

         Strategic Income Bond Fund         0.40%
         Value Fund                         0.61%
         Growth Fund                        0.00%


Additional Compensation

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. Hancock Bank may also receive compensation for acting as the Funds' investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee payable from the Funds' assets of .03% of each Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING (12B-1) FEES. Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. (H.I.S., Inc.), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Funds. For providing these services, Hancock Bank is paid an annual fee payable from the Funds' assets of $5,000 per class of each Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholding servicing fees, payable from the Funds' assets, of up to .25% of average daily net assets attributable to Class A and Class C Shares.


Portfolio Managers

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank. He has more than 31 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Portwood served in a similar capacity for First Commerce Corporation.

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Strategic Income Bond Fund. He is also responsible for the management of the Treasury Securities Money Market Fund, which is offered in a separate prospectus. He has more than 15 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.

David Lundgren Jr., CFA, serves as Director of Equities and Research for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Value Fund and the Growth Fund. He has more than 11 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Funds.


How to Purchase Fund Shares

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) and Hancock Bank are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Funds' view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Funds within a calendar year).

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


How We Calculate NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Minimum Purchases

To purchase shares for the first time, you must invest in either Fund at least:

Class                             Dollar Amount
Class A Shares                       $1,000
Class C Shares                       $1,000

Your  subsequent  investments  in any Fund must be made in  amounts  of at least
$500.

Trust Class Shares are for Hancock Bank's trust customers.

A Fund may accept investments of smaller amounts at its discretion.


Systematic Investment Plan
(Class A and Class C Shares only)

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $250 per month.


Sales Charges

Front-End Sales Charges -- Class A Shares

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                  Your Sales Charge a       Your Sales Charge as
                                                                    a Percentage of         a Percentage of Your
Fund                          If Your Investment is:                 Offering Price           Net Investment
-------------------------------------------------------------------------------------------------------------------
Strategic Income Bond Fund    Less than $50,000                          4.00%                      4.17%
                              $50,000 but less than $100,000             3.25%                      3.36%
                              $100,000 but less than $250,000            2.50%                      2.56%
                              $250,000 but less than $500,000            1.75%                      1.78%
                              $500,000 but less than $1,000,000          1.50%                      1.52%
                              $1,000,000 and over                        0.00%                      0.00%
-------------------------------------------------------------------------------------------------------------------
Value Fund                    Less than $50,000                          5.25%                      5.54%
Growth Fund                   $50,000 but less than $100,000             4.50%                      4.71%
                              $100,000 but less than $250,000            3.50%                      3.63%
                              $250,000 but less than $500,000            2.50%                      2.56%
                              $500,000 but less than $1,000,000          2.00%                      2.04%
                              $1,000,000 and over                        0.00%                      0.00%
-------------------------------------------------------------------------------------------------------------------


Waiver of Front-End Sales Charge -- Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;

o    through a Hancock Investment Services asset allocation account;

o by persons repurchasing shares they redeemed within the last 30 days (see Repurchase of Class A Shares);

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid a front-end sales charge on the original shares redeemed;

o by directors, employees, and members of their immediate family (living in the same household), of Hancock Bank and its affiliates;

o    by Trustees and officers of The Arbor Fund;

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.


Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.


Reduced Sales Charges -- Class A Shares

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A Trust purchasing shares for the same Trust account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.


General Information About Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.


How to Sell Your Fund Shares

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares or wish to close your account or send your sale proceeds to a third-party, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the next NAV determined after the Fund receives your request.


Redemption Fee

The Funds charge a 1.00% redemption fee on redemptions of Class C Shares if sold within nine months of their purchase. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

Systematic Withdrawal Plan
(Class A and Class C Shares only)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.


Receiving Your Money

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


Involuntary Sales of Your Shares

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

        Class                              Dollar Amount
        Class A Shares                        $1,000
        Class C Shares                        $1,000

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


How to Exchange Your Shares

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


Trust Class Shares

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund.


Class A Shares

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.


Class C Shares

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.


Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.


Distribution of Fund Shares

Each Fund has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to Class C shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a percentage of average daily net assets are 0.75%.


Dividends and Distributions

Each Fund declares and distributes its net investment income as follows:

Strategic Income Bond Fund         Monthly
Value Fund                         Quarterly
Growth Fund                        Annually

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. For tax purposes, an exchange on your Fund shares for shares of a different Hancock Horizon Fund is the same as a sale.

The Strategic Income Bond Fund intends to distribute primarily ordinary income. A portion of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The table that follows presents performance information about Trust Class Shares, Class A Shares and Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund. This information is intended to help you understand the Funds' financial performance for the past five years, or, if shorter, the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with the Funds' financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-738-2625 EXT 7200.

For a Share Outstanding Throughout the Period
For the Period Ended January 31,


          Net                  Net Realized   Distributions  Distributions    Net
         Asset        Net          and            from           from        Asset
         Value,   Investment    Unrealized        Net            Net         Value,
       Beginning    Income     Gains (Losses)  Investment      Realized       End      Total
       of Period    (Loss)    on Investments     Income          Gain      of Period  Return+
----------------------------------------------------------------------------------------------
Strategic Income Bond Fund(1)
Trust Class Shares
2001    $15.00      $0.61         $0.65         $(0.61)        $(0.01)      $15.64     8.56%

Class A Shares
2001    $15.00      $0.57         $0.67         $(0.59)        $(0.01)      $15.64     8.38%

Class C Shares
2001    $15.00      $0.54         $0.62         $(0.52)        $(0.01)      $15.63     7.92%

Value Fund (formerly the Growth and Income Fund)(1)
Trust Class Shares
2001    $15.00      $0.03         $1.50         $(0.03)        $   --       $16.50    10.11%

Class A Shares
2001++  $15.00     $(0.01)        $1.50         $(0.02)        $   --       $16.47     9.90%

Class C Shares
2001++  $15.00     $(0.07)        $1.49         $   --         $   --       $16.42     9.40%

Growth Fund(2)
Trust Class Shares
2001    $15.00     $   --         $  --         $   --         $   --       $15.00     0.00%

Class A Shares
2001    $15.00     $   --         $  --         $   --         $   --       $15.00     0.00%

Class C Shares
2001    $15.00     $   --         $  --         $   --         $   --       $15.00     0.00%




                                                                Ratio of Net
                                                    Ratio of     Investment
            Net                      Ratio of       Expenses     Income(Loss)
           Assets,    Ratio of    Net Investment   to Average     to Average
            End       Expenses     Income(Loss)    Net Assets    Net Assets   Portfolio
         of Period   to Average     to Average     (Excluding    (Excluding   Turnover
           (000)     Net Assets     Net Assets       Waivers)     Waivers)      Rate
---------------------------------------------------------------------------------------
Strategic Income Bond Fund(1)
Trust Class Shares
2001      $42,451       0.75%          6.07%          0.94%         5.88%        37%

Class A Shares
2001      $    72       1.00%          5.73%          1.19%         5.54%        37%

Class C Shares
2001      $     1       1.75%          5.29%          2.12%         4.81%        37%

Value Fund (formerly the Growth and Income Fund)(1)
Trust Class Shares
2001      $30,359       1.00%          0.25%          1.19%         0.06%        54%

Class A Shares
2001++    $    84       1.25%         (0.16)%         1.43%        (0.34)%       54%

Class C Shares
2001++    $     1       2.00%         (0.67)%         2.18%        (1.01)%       54%

Growth Fund(2)
Trust Class Shares
2001      $ 4,000       *              *              *             *             0%

Class A Shares
2001      $     1       *              *              *             *             0%

Class C Shares
2001      $     1       *              *              *             *             0%


* This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

+    Return is for the period indicated and has not been annualized.

++   Per share data calculated using average shares method.

(1) Commenced operation on May 31, 2000. All ratios for the period have been annualized.

(2)  Commenced operations on January 31, 2001.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                     Notes

                                HANCOCK HORIZON
                                FAMILY OF FUNDS


                               Investment Adviser
                                Horizon Advisers
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502


                                   Distributor
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  Legal Counsel
                           Morgan, Lewis & Bockius LLP

          More information about each Fund is available without charge through the following:


                    Statement of Additional Information (SAI)

  The SAI dated May 31, 2001, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


                         Annual and Semi-Annual Reports

 These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


                 To Obtain an SAI, Annual or Semi-Annual Report,
                              or More Information:

                  By Telephone: Call 1-800-738-2625, EXT. 7200

                              By Mail: Write to us
                              Hancock Horizon Funds
                                 301 Main Street
                              Baton Rouge, LA 70816

        From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the
      EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference
      Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange
        Commission, Public Reference Section, Washington, DC 20549-0102.
    You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.
    The Arbor Fund's Investment Company Act registration number is 811-7102.

                               Wall Street Savvy,
                                 Main Street Touch.






                                    [GRAPHIC]

                              Hancock Horizon Funds

               For more information call 1.800.738.2425 ext. 7200
                               www.hancockbank.com
                                   prospectus


                                   [GRAPHIC]


                         Hancock Horizon Family Of Funds

                                  May 31, 2001

                     Treasury Securities Money Market Fund

                        Institutional Sweep Class Shares

                                   Advised By
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)


                 The Securities and Exchange Commission has not
            approved or disapproved these securities or passed upon
             the adequacy of this prospectus. Any representation to
                      the contrary is a criminal offense.

                                 The Arbor Fund

About This Prospectus

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Sweep Class Shares of the Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:


                                                                 Page

TREASURY SECURITIES MONEY MARKET FUND                              2

MORE INFORMATION ABOUT RISK                                        3

MORE INFORMATION ABOUT FUND INVESTMENTS                            3

INVESTMENT ADVISER                                                 4

PORTFOLIO MANAGER                                                  4

PURCHASING AND SELLING FUND SHARES                                 4

DIVIDENDS AND DISTRIBUTIONS                                        6

TAXES                                                              6

FINANCIAL HIGHLIGHTS                                               7

HOW TO OBTAIN MORE INFORMATION ABOUT THE
HANCOCK HORIZON FAMILY OF FUNDS                           Back Cover

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income

--------------------------------------------------------------------------------

INVESTMENT FOCUS Money market instruments issued by the U.S. Treasury

--------------------------------------------------------------------------------

SHARE PRICE VOLATILITY   As a money market  fund,  the Fund  seeks to maintain a
stable share price of $1.00

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY   Invest exclusively in short-term  obligations of
the U.S. Treasury and repurchase agreements involving such obligations

--------------------------------------------------------------------------------

INVESTOR PROFILE   Conservative  investors  who want to receive  current  income through a liquid investment

--------------------------------------------------------------------------------

Investment Strategy of the Treasury Securities Money Market Fund

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Adviser actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

Principal Risks of Investing in the Treasury Securities Money Market Fund

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Performance Information

The Fund commenced operations on May 31, 2000, and therefore, does not have a full calendar year of performance.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                 Institutional Sweep
                                                    Class Shares

Investment Advisory Fees                                0.40%
Distribution and Service (12b-1) Fees                   None
Other Expenses                                          0.56%
                                                        -----
Total Annual Fund Operating Expenses                    0.96%*
Fee Waivers and Expense Reimbursements                 (0.13%)
                                                        -----
Net Expenses                                            0.83%

*The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For  more   information   about  these  fees,  see   "Investment   Adviser"  and
"Distribution of Fund Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


        1 Year     3 Years    5 Years   10 Years
          $85       $265       $460      $1,025


More Information About Risk

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

   Fixed Income Risk -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

More Information About Fund Investments

The Fund's investments and strategies are described in more detail in the Fund's Statement of Additional Information.

Investment Adviser

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2001, the Adviser and Hancock Bank managed approximately $800 million in assets. The Adviser is entitled to receive 0.40% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2001, Horizon Advisers received advisory fees for the Fund as a percentage of daily net assets of 0.27%.


Additional Compensation

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $5,000 per class of each Fund.

SHAREHOLDER SERVICING FEES. To the extent that Institutional Sweep Class Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. (H.I.S., Inc.), those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of the Fund's average daily net assets.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.


Portfolio Manager

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Treasury Securities Money Market Fund and is also responsible for the management of the Strategic Income Bond Fund, which is offered in a separate prospectus. He has more than 15 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.


Purchasing and Selling Fund Shares

This section  tells you how to purchase  and sell  (sometimes  called  "redeem")
Institutional Sweep Class Shares of the Fund. Shares are for investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group.


How to Purchase Fund Shares

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.


How We Calculate NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Minimum Purchases

Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.


How to Sell Your Fund Shares

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-522-6542, EXT. 4400.

The sale price of each share will be the next NAV determined after the Fund receives your request.


Receiving Your Money

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds will be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


Involuntary Sales of Your Shares

If your account balance drops below the minimum level required in your cash management account agreement with Hancock Bank because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


Dividends and Distributions

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Institutional Sweep Class shareholders automatically will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Because the Fund expects to maintain a $1.00 net asset value per share, you should not expect to receive any gain or loss on the sale of your Fund shares.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The table that follows presents performance information about the Institutional Sweep Class Shares of the Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost)  on an  investment  in the  Fund,  assuming  you  reinvested  all of  your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-522-6542, EXT. 4400.

For a Share Outstanding Throughout the Period
For the Period Ended January 31,



          Net                  Net Realized  Distributions                  Net                Net                  Ratio of
         Asset                      and          from       Distributions   Asset              Assets,    Ratio of  Net Investment
        Value,       Net        Unrealized        Net          from         Value,               End      Expenses     Income(Loss)
       Beginning  Investment    Gains(Losses)  Investment      Realized     End        Total  of Period  to Average   to Average
       of Period  Income(Loss)  on Investments    Income        Gains      of Period  Return+   (000)    Net Assets   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Treasury Securities Money Market Fund (1)
2001    $1.00       $0.04          $ --         $(0.04)         $ --       $1.00     3.79%   $42,073      0.83%        5.55%

                      Ratio of Net
            Ratio of   Investment
            Expenses    Income(Loss)
           to Average    to Average
           Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding   Turnover
            Waivers)      Waivers)     Rate
-----------------------------------------------
Treasury Securities Money Market Fund (1)
2001          0.96%         5.42%       N/A

+    Return is for the period indicated and has not been annualized.

(1) Commenced operations on May 31, 2000. All ratios for the period have been annualized.

                                     Notes

                                     Notes

                                     Notes

                                HANCOCK HORIZON
                                FAMILY OF FUNDS

                               Investment Adviser
                                Horizon Advisers
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   Distributor
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  Legal Counsel
                           Morgan, Lewis & Bockius LLP

          More information about each Fund is available without charge through the following:

                    Statement of Additional Information (SAI)

      The SAI dated May 31, 2001, includes detailed information about the
      Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         Annual and Semi-Annual Reports

      These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

                 To Obtain an SAI, Annual or Semi-Annual Report,
                              or More Information:

                  By Telephone: Call 1-800-522-6542, EXT. 4400

                              By Mail: Write to us
                              Hancock Horizon Funds
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

          From the SEC: You can also obtain the SAI or the Annual and
       Semi-Annual reports, as well as other information about The Arbor
               Fund, from the EDGAR Database on the SEC's website
        ("http://www.sec.gov"). You may review and copy documents at the
        SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090).
       You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange
        Commission, Public Reference Section, Washington, DC 20549-0102.
            You may also obtain this information, upon payment of a
        duplicating fee, by e-mailing the SEC at the following address:
          publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                             Wall Street Savvy,
                                 Main Street Touch.




                                   [GRAPHIC]
                             Hancock Horizon Funds
               For more information call 1.800.522.6542 ext. 4400
                              www.hancockbank.com
                                   prospectus


                                   [GRAPHIC]


                         Hancock Horizon Family Of Funds

                                  May 31, 2001

                     Treasury Securities Money Market Fund

                                 Class A Shares


                                   Advised By
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)


                 The Securities and Exchange Commission has not
            approved or disapproved these securities or passed upon
             the adequacy of this prospectus. Any representation to
                      the contrary is a criminal offense.

                                 The Arbor Fund

About This Prospectus

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                            Page

TREASURY SECURITIES MONEY MARKET FUND                          2

MORE INFORMATION ABOUT RISK                                    3

MORE INFORMATION ABOUT FUND INVESTMENTS                        3

INVESTMENT ADVISER                                             4

PORTFOLIO MANAGER                                              4

PURCHASING AND SELLING FUND SHARES                             4

DISTRIBUTION OF FUND SHARES                                    6

DIVIDENDS AND DISTRIBUTIONS                                    6

TAXES                                                          7

FINANCIAL HIGHLIGHTS                                           8

HOW TO OBTAIN MORE INFORMATION ABOUT
THE HANCOCK HORIZON FAMILY OF FUNDS                   Back Cover

TREASURY SECURITIES MONEY
MARKET FUND

FUND SUMMARY

INVESTMENT GOAL   Preserve  principal  value  and  maintain  a  high  degree  of liquidity while providing current income

--------------------------------------------------------------------------------

INVESTMENT FOCUS   Money market instruments issued by the U.S. Treasury

--------------------------------------------------------------------------------

SHARE PRICE VOLATILITY   As a money  market  fund,  the Fund seeks to maintain a
stable share price of $1.00

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations

--------------------------------------------------------------------------------

INVESTOR PROFILE Conservative investors who want to receive current income through a liquid investment

--------------------------------------------------------------------------------

Investment Strategy of the Treasury Securities Money Market Fund

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Adviser actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.


Principal Risks of Investing in the Treasury Securities Money Market Fund

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


Performance Information

The Fund commenced operations on May 31, 2000, and therefore, does not have a full calendar year of performance.


Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                         Class A
                                                         Shares

Investment Advisory Fees                                  0.40%
Distribution and Service (12b-1) Fees                     0.25%
Other Expenses                                            0.56%
                                                          -----
Total Annual Fund Operating Expenses                      1.21%*
Fee Waivers and Expense Reimbursements                   (0.13%)
                                                          -----
Net Expenses                                              1.08%

*The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For  more   information   about  these  fees,  see   "Investment   Adviser"  and
"Distribution of Fund Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


        1 Year     3 Years    5 Years   10 Years
         $110       $343       $595      $1,317


More Information About Risk

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

   Fixed Income Risk -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


More Information About Fund Investments

The Fund's investments and strategies are described in more detail in the Fund's Statement of Additional Information.

Investment Adviser

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2001, the Adviser and Hancock Bank managed approximately $800 million in assets. The Adviser is entitled to receive 0.40% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2001, Horizon Advisers received advisory fees from the Fund as a percentage of daily net assets of 0.27%.


Additional Compensation

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12B-1) FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. (H.I.S., Inc.), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.


H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $5,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of the Fund's average daily net assets.


Portfolio Manager

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank, and is responsible for managing the Fund. He is also responsible for the management of the Strategic Income Bond Fund, which is offered in a separate prospectus. He has more than 15 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.


Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Fund.


How to Purchase Fund Shares

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

General Information

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.


How We Calculate NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Minimum Purchases

To purchase Class A Shares for the first time, you must invest in the Fund at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.


How to Sell Your Fund Shares

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the next NAV determined after the Fund receives your request.


Receiving Your Money

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds will be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


Involuntary Sales of Your Shares

If your account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.


How to Exchange Your Shares

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


Distribution of Fund Shares

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its Class A shares, and for services provided to Class A shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets are 0.25%.


Dividends and Distributions

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Class A shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Because the Fund expects to maintain a $1.00 net asset value, you should not expect to realize any gain or loss on the sale of your Fund shares.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The table that follows presents performance information about Class A Shares of the Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-738-2625 EXT 7200.

For a Share Outstanding Throughout the Period
For the Period Ended January 31



          Net                  Net Realized  Distributions                 Net               Net                  Ratio of
         Asset                      and          from      Distributions   Asset             Assets,    Ratio of  Net Investment
        Value,       Net        Unrealized        Net         from         Value,            End       Expenses   Income(Loss)
       Beginning  Investment   Gains(Losses)   Investment    Realized      End      Total  of Period  to Average   to Average
       of Period  Income(Loss) on Investments    Income        Gain      of Period  Return+   (000)    Net Assets   Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Treasury Securities Money Market Fund (1)
Class A Shares
2001     $1.00      $0.04          $ --         $(0.04)         $ --       $1.00     3.63%   $24,642      1.08%        5.25%

                      Ratio of Net
            Ratio of   Investment
            Expenses    Income(Loss)
           to Average    to Average
           Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding   Turnover
            Waivers)      Waivers)     Rate
-----------------------------------------------
Treasury Securities Money Market Fund (1)
Class A Shares
2001          1.20%         5.13%        N/A


+    Return is for the period indicated and has not been annualized.

(1) Commenced operations on May 31, 2000. All ratios for the period have been annualized.

                                     Notes

                                     Notes

                                HANCOCK HORIZON
                                FAMILY OF FUNDS

                               Investment Adviser
                                Horizon Advisers
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   Distributor
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  Legal Counsel
                           Morgan, Lewis & Bockius LLP

          More information about each Fund is available without charge through the following:

                    Statement of Additional Information (SAI)

   The SAI dated May 31, 2001, includes detailed information about the Hancock
         Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         Annual and Semi-Annual Reports

    These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

                 To Obtain an SAI, Annual or Semi-Annual Report,
                              or More Information:

                  By Telephone: Call 1-800-738-2625, EXT. 7200

                              By Mail: Write to us
                              Hancock Horizon Funds
                                 301 Main Street
                              Baton Rouge, LA 70816

           From the SEC: You can also obtain the SAI or the Annual and
        Semi-Annual reports, as well as other information about The Arbor
               Fund, from the EDGAR Database on the SEC's website
      ("http://www.sec.gov"). You may review and copy documents at the SEC
         Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public
     Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's
             Investment Company Act registration number is 811-7102.

                             Wall Street Savvy,
                                 Main Street Touch.




                                   [GRAPHIC]
                             Hancock Horizon Funds
               For more information call 1.800.738.2625 ext. 7200
                              www.hancockbank.com
                                   prospectus


                                   [GRAPHIC]


                         Hancock Horizon Family Of Funds

                                  May 31, 2001

                     Treasury Securities Money Market Fund

                               Trust Class Shares

                                   Advised By
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)


                 The Securities and Exchange Commission has not
            approved or disapproved these securities or passed upon
             the adequacy of this prospectus. Any representation to
                      the contrary is a criminal offense.

                                 The Arbor Fund

About This Prospectus

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class Shares of the Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                  Page

TREASURY SECURITIES MONEY MARKET FUND                                2

MORE INFORMATION ABOUT RISK                                          3

MORE INFORMATION ABOUT FUND INVESTMENTS                              3

INVESTMENT ADVISER                                                   4

PORTFOLIO MANAGER                                                    4

PURCHASING AND SELLING FUND SHARES                                   4

DIVIDENDS AND DISTRIBUTIONS                                          6

TAXES                                                                6

FINANCIAL HIGHLIGHTS                                                 7

HOW TO OBTAIN MORE INFORMATION ABOUT
THE HANCOCK HORIZON FAMILY OF FUNDS                         Back Cover

TREASURY SECURITIES MONEY
MARKET FUND

FUND SUMMARY

INVESTMENT GOAL Preserve principal value and maintain a high degree of liquidity while providing current income

--------------------------------------------------------------------------------

INVESTMENT FOCUS  Money market instruments issued by the U.S. Treasury

--------------------------------------------------------------------------------

SHARE PRICE VOLATILITY   As a money  market  fund,  the Fund seeks to maintain a
stable share price of $1.00

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY Invest exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations

--------------------------------------------------------------------------------

INVESTOR PROFILE   Conservative  investors  who want to receive  current  income through a liquid investment

--------------------------------------------------------------------------------

Investment Strategy of the Treasury Securities Money Market Fund

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Adviser actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.


Principal Risks of Investing in the Treasury Securities Money Market Fund

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.


Performance Information

The Fund commenced operations on May 31, 2000, and therefore, does not have a full calendar year of performance.


Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
--------------------------------------------------------------------------------

                                                        Trust Class
                                                          Shares

Investment Advisory Fees                                   0.40%
Distribution and Service (12b-1) Fees                      None
Other Expenses                                             0.31%
                                                           -----
Total Annual Fund Operating Expenses                       0.71%*
Fee Waivers and Expense Reimbursements                    (0.13%)
                                                           -----
Net Expenses                                               0.58%

*The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For  more   information   about  these  fees,  see   "Investment   Adviser"  and
"Distribution of Fund Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


        1 Year     3 Years    5 Years   10 Years
          $59       $186       $324       $726


More Information About Risk

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

   Fixed Income Risk -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


More Information About Fund Investments

The Fund's investments and strategies are described in more detail in the Fund's Statement of Additional Information.

Investment Adviser

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2001, the Adviser and Hancock Bank managed approximately $800 million in assets. The Adviser is entitled to receive 0.40% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2001, Horizon Advisers received advisory fees for the Fund as a percentage of daily net assets of 0.27%.


Additional Compensation

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $5,000 per class of the Fund.


Portfolio Manager

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Treasury Securities Money Market Fund. He is also responsible for the management of the Strategic Income Bond Fund, which is offered in a separate prospectus. He has more than 15 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.


Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called "redeem") Trust Class Shares of the Fund. Trust Class Shares are for Hancock Bank's trust customers.


How to Purchase Fund Shares

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


General Information

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the  offering  price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.


How We Calculate NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


How to Sell Your Fund Shares

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the next NAV determined after the Fund receives your request.


Receiving Your Money

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

Dividends and Distributions

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify your investment professional or institution in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send your investment professional or institution written notice.


Taxes

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Because the Fund expects to maintain a $1.00 net asset value per share, you should not expect to receive any gain or loss on the sale of your Fund shares.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The table that follows presents performance information about the Trust Class Shares of the Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-522-6542, EXT. 4400.

For a Share Outstanding Throughout the Period
For the Period Ended January 31,



          Net                  Net Realized  Distributions  Distributions   Net                Net                  Ratio of
         Asset                      and          from           from       Asset             Assets,    Ratio of  Net Investment
        Value,       Net        Unrealized        Net            Net       Value,              End      Expenses     Income(Loss)
       Beginning  Investment    Gains(Losses)   Investment      Realized    End       Total  of Period  to Average   to Average
       of Period  Income(Loss)  on Investments    Income          Gain     of Period  Return+   (000)    Net Assets   Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Treasury Securities Money Market Fund (1)
2001     $1.00      $0.04          $ --         $(0.04)         $ --       $1.00     3.96%   $172,112     0.58%        5.80%

                      Ratio of Net
            Ratio of   Investment
            Expenses    Income(Loss)
           to Average    to Average
           Net Assets   Net Assets   Portfolio
           (Excluding   (Excluding   Turnover
            Waivers)      Waivers)     Rate
-----------------------------------------------
Treasury Securities Money Market Fund (1)
2001          0.71%        5.67%        N/A

+    Return is for the period indicated and has not been annualized.

(1) Commenced operations on May 31, 2000. All ratios for the period have been annualized.

                                     Notes

                                     Notes

                                     Notes

                                HANCOCK HORIZON
                                FAMILY OF FUNDS

                              Investment Adviser
                                Horizon Advisers
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   Distributor
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  Legal Counsel
                           Morgan, Lewis & Bockius LLP

          More information about each Fund is available without charge through the following:

                    Statement of Additional Information (SAI)

       The SAI dated May 31, 2001, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

                         Annual and Semi-Annual Reports

      These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

                 To Obtain an SAI, Annual or Semi-Annual Report,
                              or More Information:

                  By Telephone: Call 1-800-522-6542, EXT. 4400

                              By Mail: Write to us
                              Hancock Horizon Funds
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

           From the SEC: You can also obtain the SAI or the Annual and
        Semi-Annual reports, as well as other information about The Arbor
               Fund, from the EDGAR Database on the SEC's website
      ("http://www.sec.gov"). You may review and copy documents at the SEC
         Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public
     Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's
             Investment Company Act registration number is 811-7102.

                             Wall Street Savvy,
                                 Main Street Touch.




                                   [GRAPHIC]
                             Hancock Horizon Funds
               For more information call 1.800.522.6542 ext. 4400
                              www.hancockbank.com

                                   PROSPECTUS

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2001

                          TAX EXEMPT MONEY MARKET FUND

                               TRUST CLASS SHARES
                                 CLASS A SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
          THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
              ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 THE ARBOR FUND

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class Shares and the Class A Shares of the Tax Exempt Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class and Class A Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                           Page
     TAX EXEMPT MONEY MARKET FUND...........................................XXX
     MORE INFORMATION ABOUT RISK............................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS................................XXX
     INVESTMENT ADVISER AND SUB-ADVISER.....................................XXX
     PURCHASING AND SELLING FUND SHARES.....................................XXX
     DISTRIBUTION OF FUND SHARES............................................XXX
     DIVIDENDS AND DISTRIBUTIONS............................................XXX
     TAXES..................................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         HANCOCK HORIZON FAMILY OF FUNDS.............................Back Cover

TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                   Goal Preserve principal
                                                  value and maintain a
                                                  high degree of liquidity
                                                  while providing current
                                                  income exempt from
                                                  federal income tax

INVESTMENT FOCUS                                  U.S. municipal money market
                                                  securities

SHARE PRICE VOLATILITY                            As a money market fund,
                                                  the Fund seeks to maintain
                                                  a stable share price of $1.00

PRINCIPAL INVESTMENT STRATEGY                     Investing in high quality
                                                  short-term U.S. municipal
                                                  securities that pay interest
                                                  exempt from federal income
                                                  tax

INVESTOR Profile Conservative taxable investors who want to receive current income through a liquid investment exempt from federal income tax




INVESTMENT STRATEGY OF THE TAX EXEMPT MONEY MARKET FUND

The Fund invests substantially all of its assets (at least 80%) in a broad range of high quality short-term municipal money market securities that pay interest exempt from federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the fifty states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. The Fund's portfolio will be well diversified among these issuers and will be comprised only of short-term securities that are rated in one of the two highest credit rating categories, or unrated securities determined by the Adviser to be of comparable quality. The Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less, and will only buy securities that have a remaining maturity of 397 days or less.

The Adviser has engaged Weiss, Peck & Greer, L.L.C. as sub-adviser (Sub-Adviser) to manage the Fund on a day-to-day basis. The Sub-Adviser's investment selection process seeks to add value through a strategy that takes advantage of the inefficient nature of the municipal securities market rather than attempting to predict interest rate movements. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality of the issue through careful credit screening, as well as ongoing monitoring of each issuer and any person or company providing credit support.

PRINCIPAL RISKS OF INVESTING IN THE TAX EXEMPT MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

PERFORMANCE INFORMATION

The Fund has not commenced operations and, therefore, did not have performance information at the time this prospectus was printed.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                               Trust Class Shares        Class A Shares

Investment Advisory Fees                                             0.50%                   0.50%
Distribution and Service (12b-1) Fees                                 None                    None
Other Expenses                                                       0.35%                   0.60%
                                                                     -----                   -----
Total Annual Fund Operating Expenses                                 0.85%*                  1.10%*
Fee Waivers and Expense Reimbursements                              (0.20)%                 (0.20%)
                                                                    -------                 -------
Net Expenses                                                         0.65%                   0.90%
         The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net
Expenses for a period of one year from the date of this prospectus. Other expenses are higher for Class A Shares due to shareholder service fees.




For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 Year               3 Years
Trust Class Shares                $66                  $208
Class A Shares                    $92                  $287

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

         MUNICIPAL ISSUER RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund's Statement of Additional Information.

INVESTMENT ADVISER AND SUB-ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

In addition, the Adviser oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the Investment Advisory fees it receives (described below).

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2001, Hancock Bank had approximately $800 million in assets. The Adviser is entitled to receive 0.50% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers.

Weiss, Peck & Greer, L.L.C. (WPG), One New York Plaza, New York, NY 10004, serves as the Sub-Adviser and manages the Fund on a day-to-day basis. WPG was founded in 1970, and engages in investment management, venture capital management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. WPG selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. (H.I.S., Inc.), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $5,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of the Fund's average daily net assets.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund. Trust Class Shares are for Hancock Bank's trust customers.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest in the Fund at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds will be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES - CLASS A SHARES

If your account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a calendar year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Because the Fund expects to maintain a $1.00 net asset value, you should not expect to realize any gain or loss on the sale of your Fund shares.

The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                         HANCOCK HORIZON FAMILY OF FUNDS


INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2001, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-738-2625, EXT. 7200

BY MAIL:  Write to us
Horizon Advisers
301 Main Street
Baton Rouge, LA 70816

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                               OVB FAMILY OF FUNDS

                                     Trust:
                                 THE ARBOR FUND

                                   Portfolios:
                           OVB EQUITY INCOME PORTFOLIO
                       OVB CAPITAL APPRECIATION PORTFOLIO
                       OVB GOVERNMENT SECURITIES PORTFOLIO
                  OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                         OVB PRIME OBLIGATIONS PORTFOLIO

                               Investment Adviser:
                              BB&T ASSET MANAGEMENT

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus; it provides information about the activities and operations of the OVB Family of Funds (the "Funds"), a group of mutual funds consisting of separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectus dated May 31, 2001. A Prospectus may be obtained by calling 1-800-545-6331.


                                TABLE OF CONTENTS

THE FUNDS AND THE TRUST......................................................S-3
INVESTMENT OBJECTIVES........................................................S-3
INVESTMENT POLICIES AND INFORMATION..........................................S-4
GENERAL INVESTMENT POLICIES AND RISK FACTORS.................................S-8
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-11
INVESTMENT LIMITATIONS......................................................S-25
THE ADVISER.................................................................S-28
THE SUB-ADVISER.............................................................S-29
THE ADMINISTRATOR...........................................................S-30
THE DISTRIBUTOR.............................................................S-31
THE TRANSFER AGENT..........................................................S-33
CUSTODIAN...................................................................S-33
CODES OF ETHICS.............................................................S-33
INDEPENDENT ACCOUNTANTS.....................................................S-33
LEGAL COUNSEL...............................................................S-33
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-33
PERFORMANCE INFORMATION.....................................................S-37
COMPUTATION OF YIELD........................................................S-37
CALCULATION OF TOTAL RETURN.................................................S-39
PURCHASE AND REDEMPTION OF SHARES...........................................S-39

DETERMINATION OF NET ASSET VALUE............................................S-40
TAXES ......................................................................S-41
PORTFOLIO TRANSACTIONS......................................................S-46
TRADING PRACTICES AND BROKERAGE.............................................S-47
DESCRIPTION OF SHARES.......................................................S-49
SHAREHOLDER LIABILITY.......................................................S-50
LIMITATION OF TRUSTEES' LIABILITY...........................................S-50
5% AND 25% SHAREHOLDERS.....................................................S-50
EXPERTS ....................................................................S-51
FINANCIAL STATEMENTS........................................................S-51
APPENDIX ....................................................................A-1



May 31, 2001
OVB-F-003-09

THE FUNDS AND THE TRUST

This Statement of Additional Information relates to the OVB Family of Funds (the "Funds"), a group of mutual funds. The Funds consist of: the OVB Equity Income Portfolio, the OVB Capital Appreciation Portfolio, the OVB Government Securities Portfolio (the "Government Portfolio"), the OVB West Virginia Tax-Exempt Income Portfolio (the "West Virginia Portfolio") and the OVB Prime Obligations
Portfolio (the "Prime Obligations Portfolio") (each, a "Portfolio," and collectively the "Portfolios"). The Portfolios may also be referred to as follows: the Equity Income and Capital Appreciation Portfolios as the "Equity Portfolios," the Government and West Virginia Portfolios as the "Fixed Income Portfolios" and the Prime Obligations Portfolio as the "Money Market Portfolio." For ease of reference, the letters "OVB" have been omitted from the Portfolios' names throughout this Statement of Additional Information. Each Portfolio is a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. Each series is a separate mutual fund. Except for differences between the Class A and Class B shares of the Portfolios pertaining to dividends, voting rights and distribution plans, each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Portfolio should be made without first reading the Prospectus.

Each Portfolio pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

INVESTMENT OBJECTIVES

The Equity Income Portfolio - The investment objective of the Equity Income Portfolio is current income, with the secondary goal of moderate capital appreciation.

The Capital Appreciation Portfolio - The investment objective of the Capital Appreciation Portfolio is long-term growth of capital.

The Government Portfolio - The investment objective of the Government Portfolio is current income consistent with the preservation of capital.

The West Virginia Portfolio - The investment objective of the West Virginia Portfolio is current income, exempt from both federal income taxes and West Virginia personal income taxes, consistent with the preservation of capital.

The Prime Obligations Portfolio - The investment objective of the Prime Obligations Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio also expects to maintain a constant net asset value of $1.00 per share on a continuous basis.

Each Portfolio's investment objective is a fundamental policy of that Portfolio, and it is a fundamental policy of the West Virginia Portfolio to invest at least 80% of its net assets in Municipal Securities the interest on which is not an alternative minimum tax preference item. Fundamental policies of a Portfolio cannot be changed with respect to that Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio will be able to achieve its investment objective.

INVESTMENT POLICIES AND INFORMATION

OVB Equity Income Portfolio

The Equity Income Portfolio will, under normal market conditions, invest at least 65% of its total assets in dividend-paying common stocks, preferred stocks, and preferred stocks and debt securities convertible into common stock of U.S. and foreign issuers. These equity securities may include American
Depositary Receipts ("ADRs") and interests of investment trusts, such as "Diamonds" and "SPDRs."

Any remaining assets may be invested in the following securities, but only if, at the time of purchase, the security either has the requisite rating from a nationally recognized statistical rating organization (an "NRSRO") or is of comparable quality as determined by the Adviser: (i) U.S. government securities
(ii) mortgage-backed securities rated in one of the four highest rating categories, (iii) asset-backed securities rated in one of the four highest rating categories, (iv) corporate bonds and notes and bank obligations rated in one of the four highest rating categories, (v) money market instruments, (vi) warrants and rights to purchase common stocks and (vii) shares of other investment companies.

The Portfolio may purchase securities that do not pay current dividends but which offer prospects for growth of capital and future income. The Portfolio is not subject to any maturity restrictions on its investment in non-money market instruments.

The Adviser will generally select for the Portfolio, securities of companies with market capitalizations in excess of $5 billion that provide a level of income which is greater than the average income provided by the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). The Adviser also intends to maintain for the Portfolio an aggregate beta (a measure of a stock's volatility in relation to the S&P 500 Index) and price/earnings ratio less than the S&P 500 Index average.

All of the equity securities in which the Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.

OVB Capital Appreciation Portfolio

The Capital Appreciation Portfolio will, under normal market conditions, invest at least 65% of its total assets in common stocks, warrants to purchase common stocks, debt securities convertible to common stocks, preferred stocks convertible to common stocks and interests in investment trusts, such as Diamonds and SPDRs (together, "Equity Securities") of U.S. and foreign issuers. Equity Securities of foreign issuers may include ADRs. Any assets not invested in Equity Securities may be invested in money market instruments.

The Adviser will generally select for the Capital Appreciation Portfolio securities of large- and medium-sized companies that have exhibited an established record of growth and that, in the Adviser's opinion, will continue to present significant growth potential. Such companies generally have market capitalizations in excess of $1 billion, and annual revenues in excess of $500 million. The Adviser may also seek to increase potential returns by identifying "niche" companies in diverse industries and by identifying demographic, economic, and political trends that will provide future investment opportunities. The Adviser may consider factors such as an issuer's development (or potential for development) of new products, any new management, or any business restructuring, and may also consider the potential for increased institutional ownership. The Adviser may, but will not necessarily, consider dividend income when selecting Equity Securities for the Portfolio.

All of the Equity Securities in which the Capital Appreciation Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.

OVB Government Securities Portfolio

The Government Portfolio will, under normal market conditions, invest at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities"), including U.S. Treasury obligations, U.S. government agency obligations and repurchase agreements involving such securities. For a more detailed description, see "Description of Permitted Investments." The remainder of the Portfolio's assets may be invested in the following securities but only if, at the time of purchase, the security either has the requisite rating from an NRSRO or is of comparable quality as determined by the Adviser:
(i) corporate fixed income obligations rated in one of the four highest rating categories by an NRSRO; (ii) privately issued mortgage-backed securities rated in one of the two highest rating categories by an NRSRO; (iii) asset-backed securities rated in one of the two highest rating categories by an NRSRO; (iv) receipts evidencing separately traded interest and principal component parts of U.S. government securities, including STRIPs ("Receipts"); (v) repurchase agreements involving any of the foregoing securities; (vi) investment quality guaranteed investment contracts; (vii) common stocks of utility companies;
(viii) preferred stocks; (ix) taxable municipal securities rated in one of the two highest rating categories by an NRSRO; and (x) Money Market Instruments.

The Government Portfolio will not invest more than 20% of its total assets in common and preferred stocks of utility companies. In addition the Government Portfolio may invest up to 5% of its total assets in preferred stocks of issuers in other industries.

Normally, the Portfolio will maintain a dollar-weighted average portfolio maturity of three to ten years, and the Adviser generally expects this maturity to range from five to ten years; however, under certain circumstances this weighted average maturity may fall below three years or rise above ten years. In determining the maturity of mortgage-backed securities, the Adviser will use the estimated average life of such securities. There are no restrictions on the maturity of any single instrument.

OVB West Virginia Tax-Exempt Income Portfolio

The West Virginia Portfolio will, under normal market conditions, invest at least 80% of its net assets in fixed income securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax and is not a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). Under normal conditions, the Portfolio will invest at least 65% of its total assets in Municipal Securities the interest on which is also exempt from West Virginia personal income tax ("West Virginia Municipal Securities"). The Portfolio reserves the right to invest up to 20% of its net assets in (i) Municipal Securities the interest on which is a preference item for federal alternative minimum tax purposes and (ii) taxable investments consisting of the types of securities in which the Government Portfolio may invest. For temporary defensive purposes when, in the opinion of the Adviser, West Virginia Municipal Securities are not readily available or of sufficient quality, the Portfolio may invest up to 100% of its assets in securities the interest on which is exempt only from federal income taxes; other permissible temporary defensive investments, which are taxable, are discussed in "Description of Permitted Investments - Special Factors Relating to West Virginia Municipal Securities" in this Statement of Additional Information.

The West Virginia Portfolio may purchase the following types of Municipal Securities (including West Virginia Municipal Securities) only if such securities, at the time of purchase, either have the requisite rating from an NRSRO or are of comparable quality as determined by the Adviser: (i) municipal bonds in one of the four highest rating categories; (ii) municipal notes and certificates of participation in one of the two highest rating categories; and
(iii) tax-exempt commercial paper in one of the two highest rating categories. The Portfolio may also purchase other types of tax-exempt instruments provided that, at the time of their purchase, the Adviser determines that they are of quality comparable to the ratings stated above.

The Portfolio reserves the right to engage in transactions involving "puts" or standby commitments. There will be no limit to the percentage of portfolio securities that the West Virginia Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally held in the Portfolio will not exceed 0.5% of the value of the total assets of the Portfolio calculated immediately after such put is acquired. When entering into standby commitments, the Portfolio will set aside sufficient assets to pay for all standby commitments on their scheduled delivery dates.

Non-Diversification - Investment in the West Virginia Portfolio, a non-diversified investment company, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities that the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers.

The Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

OVB Prime Obligations Portfolio

The Prime Obligations Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Portfolio. Under these regulations, the Portfolio will invest in only U.S. Dollar denominated securities, will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only "eligible securities" having a maturity of 397 days or less, as defined by Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). As a money market fund, the Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments-- Restraints on Investments by Money Market Funds."

The Prime Obligations Portfolio intends to invest exclusively in (i) bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) receipts evidencing separately traded interest and principal component parts of U.S. government obligations; (iv) commercial paper of United States or foreign issuers, including asset-backed securities rated in one of the two highest short-term rating categories at the time of investment or, if not rated, as determined by the sub-adviser to be of comparable quality;
(v) obligations (certificates of deposit, bank notes, time deposits, bankers' acceptances, European certificates of deposit, European time deposits, Canadian time deposits, Eurodollar obligations and Yankee Bank obligations) of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that have total assets of $1 billion or more as shown on their most recently published financial statements; (vi) U.S. Dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vii) corporate obligations, including asset-backed securities, of U.S. and foreign issuers with a remaining term of not more than 397 days, rated, at the time of investment, in one of the two highest short-term categories by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings, or if not a rated security as defined by Rule 2a-7, determined by the sub-adviser to be of comparable quality;
(viii) repurchase agreements involving any of the foregoing obligations; (ix) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (x) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Sub-Adviser to be of comparable quality; and (xi) shares of other investment companies. Under applicable law, the Portfolio may not invest more than 10% of its total assets in shares of other investment companies, and investment in such shares may result in layering of expenses.

The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities. Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

GENERAL INVESTMENT POLICIES AND RISK FACTORS

The Equity Income Portfolio and the Government and West Virginia Portfolios ("Fixed Income Portfolios") may purchase mortgage-backed securities ("MBSs"). These Portfolios may purchase MBSs that are U.S. government securities, and the Government Portfolio may also invest in privately issued collateralized mortgage obligations ("CMOs"), a type of MBS, and real estate mortgage investment conduits ("REMICs"), a type of CMO, that are rated by an NRSRO in one of its two highest rating categories. The Equity Income Portfolio may also invest in privately issued CMOs and REMICs that are rated by an NRSRO in one of the four highest rating categories. The principal governmental issuers or guarantors of MBSs are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA or FHLMC are supported by the respective issuer only. The Portfolios may purchase MBSs that are backed or collateralized by fixed, adjustable or floating rate mortgages. For a further description of mortgage-backed securities and the risks associated with investing in them, see "Description of Permitted Investments."

The Fixed Income Portfolios may, in acquiring fixed income securities, seek opportunities for capital gain as well as income in light of such Portfolios' investment objectives. Investors in the West Virginia Portfolio should note that capital gains are taxable income. Appreciation in the value of these securities could arise from a number of market and economic factors, such as changes in interest rates generally or in the yield curve, improvement in an issuer's financial situation or perceptions in the market about the impact of economic developments on particular issuers or industries. There is no assurance that any Portfolio will, in fact, realize capital gains.

The Equity Income, Fixed Income and Prime Obligations Portfolios may invest in variable and floating rate obligations and may purchase securities on a when-issued basis. The Equity Income Portfolio may also engage in forward commitments. The Equity Portfolios and the Government

Portfolio may engage in options transactions, and the Equity Income and Government Portfolios may also engage in futures transactions (including options on futures), in either case for hedging purposes. The aggregate value of option positions may not exceed 10% of a Portfolio's net assets as of the time the Portfolio enters into such options. Each Portfolio except the Prime Obligations Portfolio may use short sales "against the box" for hedging purposes.

Each Portfolio reserves the right to engage in securities lending, although no Portfolio has the present intent of doing so.

Each Portfolio other than the Prime Obligations Portfolio may invest a portion of its assets in the following money market instruments ("Money Market Instruments"): short-term U.S. government securities; Receipts; time deposits, certificates of deposit and bankers' acceptances issued by U.S. commercial banks or savings and loan institutions having assets of at least $500 million as shown on their most recently available audited financial statements; commercial paper that, at the time of purchase, is either rated in one of the two highest rating categories by an NRSRO or of comparable quality as determined by the Adviser; and repurchase agreements involving the foregoing securities. In addition, each Portfolio may invest in shares of other investment companies. Under applicable law, no Portfolio may invest more than 10% of its total assets in shares of other investment companies, and investments in such shares may result in layering of expenses. Further discussion of a Portfolio's ability to invest in such shares is set out in this Statement of Additional Information. In addition, for temporary defensive purposes when the Adviser and/or the Sub-Adviser determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in Money Market Instruments and cash or cash equivalents. To the extent a Portfolio is investing for temporary defensive purposes, the Portfolio will not be pursuing its investment objective.

For a further  description of these types of obligations  or  transactions,  see
"Description   of  Permitted   Investments"  in  this  Statement  of  Additional
Information.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

In the event that a security owned by a Portfolio is downgraded below the rating categories discussed above, the Adviser will review the circumstances and take action it deems appropriate with respect to such security.

Risk Factors

Equity Securities - Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Equity Portfolios invest will cause the net asset value of these Portfolios to fluctuate. An investment in any of these Portfolios may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Capital Appreciation and Equity Income Portfolios will invest primarily in securities of large- and medium-sized companies. While the Adviser intends to invest each Portfolio's assets in companies that the Adviser's research indicates should, over the long term, provide significant growth potential, any investment in medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of medium-sized companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of medium-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies. As a result, the value of the shares of either of these Portfolios can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

Fixed Income Securities - The market value of the fixed income investments in which the Fixed Income and Prime Obligations Portfolios invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value. Each of the Fixed Income Portfolios may invest in securities rated in the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. See the Appendix.

Securities of Foreign Issuers - Investments in the securities of foreign issuers may subject an Equity Portfolio or the Money Market Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. ADRs, typically issued by a U.S. financial institution, evidence ownership of underlying securities of a foreign issuer.

Mortgage-backed Securities - The MBSs in which the Equity Income Portfolio and the Fixed Income Portfolios may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities, the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid MBSs.

Government Securities - Any guarantee by the U.S. government or its agencies or instrumentalities of the securities in which any Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs  are  securities,  typically  issued  by a U.S.  financial  institution  (a
"depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BANK OBLIGATIONS

The Portfolios are not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Portfolios by such banks or by their customers will not be a consideration in determining which bank obligations the Portfolios will purchase. The Portfolios will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCE

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and to furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER

Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES

Convertible Securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussions of these various instruments.

FUTURES AND OPTIONS ON FUTURES

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to accurately predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission "bona fide hedging purposes" or for other purposes to the extent the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES

All Portfolios may invest in securities issued by GNMA, a wholly-owned U.S. government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

GUARANTEED INVESTMENT CONTRACTS ("GICS")

GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES

Illiquid securities are securities that a Portfolio cannot dispose of within seven days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.

INVESTMENT COMPANIES, INCLUDING DIAMONDS AND SPDRS

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which a Portfolio can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities.

Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities, and are subject to limitations under the 1940 Act. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. A Portfolio may also incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

A Portfolio may purchase Dow Jones Industrial Average Model New Depositary Shares ("Diamonds") and Standard & Poor's Depositary Receipts ("SPDRs"). Diamonds and SPDRs are securities that represent ownership in long-term unit investment trusts ("UITs") that hold a portfolio of common stocks designed to track the performance of the Dow Jones Industrial Average and Standard & Poor's 500 Composite Stock Price Index, respectively. The Portfolios' investments in Diamonds and SPDRs are subject to limitations on investment in other investment companies.

The prices of Diamonds and SPDRs are derived and based upon the securities held by the particular UIT. Accordingly, the level of risk involved in the purchase or sale of an SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Diamonds and SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying Diamonds and SPDRs purchased or sold by a Portfolio could result in losses. Trading in Diamonds and SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

     Government Pass-Through Securities - These securities that are issued or guaranteed by a U.S. government agency represent an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

     Private Pass-Through Securities - These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

     Collateralized Mortgage Obligations ("CMOs") - CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

     REMICs - A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

     Parallel Pay Securities; PAC Bonds - Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     REITs - REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

     Stripped Mortgage-Backed Securities ("SMBs") - SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of Pos. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MUNICIPAL SECURITIES

Municipal securities consists of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

Special Factors Relating to West-Virginia Municipal Securities - Because the West Virginia Portfolio invests primarily in West Virginia Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of West Virginia Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in West Virginia Municipal Securities including the risks of the West Virginia economy.

The West Virginia Constitution prohibits the issuance of debt, except as authorized by constitutional amendment ratified by the voters. For general obligation bonds, debt limits are established in the constitutional amendment authorizing the debt. For special obligation bonds and mortgages, debt limits are established at the individual issuer level, either by a ceiling on the amount of bonds authorized or the amount of funding for debt service.

In 1994, the state established a rainy day reserve fund into which 50% of annual surplus general fund revenues will be deposited until the reserve fund balance reaches 5% of general fund appropriations. At September 30, 1999, the estimated balance in the fund was $79 million. The state has upgraded its financial management and reporting practices through its conversion to GAAP-based accounting. The state also adopted policies to amortize large unfunded accrued liabilities in its workers' compensation and teachers retirement funds over 40 years.

The Business and Occupation Tax, the Personal Income Tax, the Consumer Sales and Service Tax, the Minerals Severance Tax, the Corporate Net Income Tax and the Business Franchise Tax together provided nearly 90% of the revenue for the General Revenue Fund in the 1998-1999 fiscal year. The amounts collected pursuant to the business registration, cigarette, insurance, telecommunications, inheritance, other taxes, liquor profits and racing fees constitute the remainder of the General Revenue Fund.

The federal programs administered in West Virginia are a substantial part of the operation of state government. Historically, federal grants have either been part of an ongoing program, limited to a specific project or structured to institute immediate state action. In all cases, they become due either temporarily or permanently and are a significant feature of state services and the budget process.

In the Year 2001 legislative session, the Legislature is expected to address funding education reform, financial problems with the Public Employee Insurance Agency and the potential loss of tax revenue resulting from a federal court ruling limiting certain mining activities. The impact of these problems (or attempts to resolve them) on the financial condition of West Virginia cannot be determined at this time.

Municipal Leases - The West Virginia Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Put Transactions (Standby Commitments) - The West Virginia Portfolio reserves the right to engage in put transactions. The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Portfolio can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put" or "standby commitment." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity so as to permit the Portfolio to meet redemptions and remain as fully invested as possible in Municipal Securities. The Portfolio's ability to put the securities depends on the writer's ability to pay for the securities at the time the Portfolio exercises the put. The Portfolio will engage in put transactions only with institutions that the Adviser believes present minimal credit risks, and the Adviser will use its best efforts to determine initially and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 0.5% of the Portfolio's total assets calculated immediately after any such put is acquired.

The Portfolio will consider the maturity of a security subject to a put to be the first date on which the Portfolio has the right to demand payment from the writer, even though the final maturity of the security will ordinarily be later than such date.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

Options purchased by a Portfolio will be listed on a national securities exchange. In order to close out an option position, the Portfolio may enter into a "closing purchase transaction," which involves the purchase of an option on the same security at the same exercise price and expiration date. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of liquid assets in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing liquid assets with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RECEIPTS

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," as defined by Rule 2a-7, which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES

The Prime Obligations Portfolio may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or are exempt from registration. The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper.
Section  4(2)  commercial  paper is  issued in  reliance  on an  exemption  from
registration   under  Section  4(2)  of  the  Act  and  is  generally   sold  to
institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

In order to generate additional income, a Portfolio may lend the securities in which it owns, pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. Dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. Dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

Each Portfolio may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser or the Sub-Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser or the Sub-Adviser will purchase for the Prime Obligations Portfolio only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Prime Obligations Portfolio currently may purchase only interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Portfolio's assets that may be comprised of STRIPS, the Adviser or the Sub-Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Prime Obligations Portfolio.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS

The Prime Obligations Portfolio may, when deemed appropriate by the Adviser or the Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

STANDBY COMMITMENTS AND PUTS

Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS

Time deposits are non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES

Obligations issued or guaranteed by agencies of the U.S. government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, among others, FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly or by some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not actually reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will segregate liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

INVESTMENT LIMITATIONS

Fundamental Policies

Each Portfolio is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Portfolio. A "majority of the outstanding shares" of the Trust or a particular Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or such Portfolio present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or such Portfolio are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Portfolio.

No Portfolio may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the assets of the Equity Income, Capital Appreciation, Government and Prime Obligations Portfolios, and does not apply to the West Virginia Portfolio. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. For purposes of this limitation, all debt securities of an issuer are each considered as one class.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

     For purposes of this limitation, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) supranational entities will be considered to be a separate industry; and (d) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Make loans, except that each Portfolio may (a) purchase or hold debt instruments to the extent in accordance with its investment objective and policies; (b) enter into repurchase agreements, and (c) engage in securities lending.

4.   Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

6. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except that the Fixed Income Portfolios may invest in futures contracts and options on futures contracts as disclosed in their Prospectus and this Statement of Additional Information). However, subject to its permitted investments, any Portfolio may invest in companies that invest in real estate, commodities or commodities contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Portfolio security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder.

11. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

None of the Equity Income, Capital Appreciation, Government, or West Virginia Portfolios may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Portfolio's net assets, and the Prime Obligations Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Portfolio may invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

BB&T Asset Management, LLC ("BB&T" or the "Adviser") serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Also, under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and the Adviser continuously reviews, supervises and administers each Portfolio's investment program. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Adviser is independent of SEI Investments Mutual Funds Services (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. In addition, the Trust has employed Wellington Management Company, LLP as an investment sub-adviser to manage the Prime Obligations Portfolio on a day-to-day basis, subject to the supervision of the Adviser and the Trustees. See "The Sub-Adviser."

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any jurisdiction in which shares of the Portfolios are qualified for offer and sale, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

BB&T is a registered investment adviser and wholly-owned subsidiary of Branch Banking & Trust Company. Branch Banking & Trust Company is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2000, BB&T Corporation had assets of approximately $59.3 billion, Through its subsidiaries, BB&T Corporation operates over 854 banking offices in Georgia, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia, and Washington D.C., providing a broad range of financial services to individuals and businesses.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Equity Income Portfolio - 0.74%; Capital Appreciation Portfolio - 0.95%; Government Portfolio - 0.75%; West Virginia Portfolio -
0.45%; and Prime Obligations Portfolio - 0.25%. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Class A and Class B shares of each Portfolio (exclusive of distribution expenses charged to Class B shares) to not more than the following (as a percentage of average daily net assets on an annualized basis): Equity Income Portfolio - 1.20%; Capital Appreciation Portfolio - 1.02%; Government Portfolio - 0.83%; West Virginia Portfolio - 0.75%; and Prime Obligations Portfolio - 0.49%. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and reimbursement at any time. For the fiscal year ended January 31, 2001, the Portfolio paid the Adviser an advisory fee as a percentage of average daily net assets of each Portfolio as follows: Equity Income Portfolio - 0.59%; Capital Appreciation Portfolio - 0.74%; Government Portfolio - 0.45%; West Virginia Portfolio - 0.34% and Prime Obligations Portfolio - 0.06%.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Portfolios paid the following advisory fees:

                                           Fees Paid (000)           Fees Waived (000)
-----------------------------------------------------------------------------------------

Portfolio                              1999     2000     2001       1999   2000    2001
-----------------------------------------------------------------------------------------
Equity Income Portfolio                $405     $511     $505       $68    $73     $106
-----------------------------------------------------------------------------------------
Capital Appreciation Portfolio         $1,228   $1,457   $1,664     $326   $427    $368
-----------------------------------------------------------------------------------------
Government Portfolio                   $394     $366     $323       $148   $140    $131
-----------------------------------------------------------------------------------------
West Virginia Portfolio                $441     $367     $382       $65    $48     $95
-----------------------------------------------------------------------------------------
Prime Obligations Portfolio            $157     $197     $208       $108   $119    $154
-----------------------------------------------------------------------------------------

THE SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management" or the "Sub-Adviser") serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A Gabriel, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly by the Adviser, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that Wellington Management manages for the Trust, including assets of funds other than the Portfolio. The fee paid by the Adviser is based on its proportionate share of "managed assets."

For the fiscal years ended January 31, 1999, January 31, 2000 of January 31, 2001, the Adviser paid the Sub-Adviser the following sub-advisory fees:

                                           Fees Paid (000)           Fees Waived (000)
-----------------------------------------------------------------------------------------

Portfolio                              1999     2000     2001       1999   2000    2001
-----------------------------------------------------------------------------------------
Prime Obligations Portfolio            $ 47     $59      $62        $ 0    $ 0     $0
-----------------------------------------------------------------------------------------

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator"), Oaks, Pennsylvania 19456, provides each Portfolio with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: (i) .20% of the average daily net assets of the Portfolios' assets up to $500 million; (ii) .18% of the average daily net assets of the Portfolios' assets from $500 million to $750 million; (iii) .16% of the average daily net assets of the Portfolios' assets from $750 million to $1 billion; and .15% of the average daily net assets of the Portfolios' assets above $1 billion. There is a minimum annual fee of $75,000 payable to the Administrator by each Portfolio.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund,

Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Portfolios paid the following administrative fees:

                                           Fees Paid (000)           Fees Waived (000)
-----------------------------------------------------------------------------------------

Portfolio                              1999     2000     2001       1999   2000    2001
-----------------------------------------------------------------------------------------
Equity Income Portfolio                $109     $138     $137       $0     $0      $0
-----------------------------------------------------------------------------------------
Capital Appreciation Portfolio         $258     $307     $350       $0     $0      $0
-----------------------------------------------------------------------------------------
Government Portfolio                   $105     $98       $87       $0     $0      $0
-----------------------------------------------------------------------------------------
West Virginia Portfolio                $196     $184     $170       $0     $0      $0
-----------------------------------------------------------------------------------------
Prime Obligations Portfolio            $126     $158     $166       $0     $0      $0
-----------------------------------------------------------------------------------------

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor" OR "SIDC"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, serves as the distributor of each Portfolio's shares pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), which applies to Class A and Class B shares of the Portfolios.

The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor.

The Trust has adopted a distribution plan for the Class B shares of each Portfolio (the "Class B Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or SEI Financial Services, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Class B Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Class B Plan may be terminated with respect to any Portfolio by a vote of a majority of the Disinterested

Trustees, or by a vote of a majority of the outstanding shares of that Portfolio. The Class B Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Portfolio requires the approval of that Portfolio's shareholders.

The Class B Distribution Plan provides that the Class B shares of each Portfolio will pay the Distributor a fee of .25% of its average daily net assets which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B Shareholders or their customers who beneficially own Class B Shares.

Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation.

The Class A shares of each Portfolio are offered without distribution fees to institutional investors, including BB&T, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of a Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Class B Portfolios paid the Distributor the following distribution fees:

                                              Distribution Fees Paid
--------------------------------------------------------------------------------
Portfolio                                1999          2000           2001
--------------------------------------------------------------------------------
Equity Income Portfolio                 $12,709       $15,242       $14,143
--------------------------------------------------------------------------------
Capital Appreciation Portfolio          $23,096       $41,041       $50,731
--------------------------------------------------------------------------------
Government Portfolio                     $4,762        $4,814        $3,907
--------------------------------------------------------------------------------
West Virginia Portfolio                 $22,060       $26,773       $22,770
--------------------------------------------------------------------------------
Prime Obligations Portfolio             $16,797       $20,112       $16,746
--------------------------------------------------------------------------------

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

CUSTODIAN

First Union National Bank, 125 Broad Street, Philadelphia, PA 19109 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes are on file with the Securities and Exchange Commission, and are available to the public.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds,

Inc., The MDL Funds, Millennium Funds, Inc., The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) - Chairman of the Board of Trustees* - Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) - Trustee** - Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) - Trustee** - Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) - Trustee** - Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) - Trustee** - Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) - Trustee** - Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES R. FOGGO (DOB 06/30/64) - President - Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) - Vice President and Assistant  Secretary
- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998-2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994-1997).

JENNIFER SPRATLEY (DOB 02/13/69) - Controller and Chief Financial Officer - Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

JOHN M. FORD (DOB 09/11/69) - Assistant Secretary - 1800 M Street, NW, Washington, DC 20036, Associate since 1998, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

THOMAS P. LEMKE (DOB 07/30/54) - Assistant Secretary - 1800 M Street, NW, Washington, DC 20036, Partner, Morgan, Lewis & Bockius LLP since 1999. Member, Investment Company Institute's Board of Governors, 1997-1999. Senior Vice President, Secretary and General Counsel, Strong Capital Management, Inc., 1994-1999.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

----------------------------------------------------------------------------------------------------------------------
                                                           Pension or                         Total Compensation From
                                                           Retirement                       Registrant and Fund Comples
                                        Aggregate       Benefits Accrued      Estimated       Paid to Trustees for the
                                       Compensation     as Part of Fund    Annual Benefits       Fiscal Year Ended
     Name of Person, Position        From Registrant        Expenses       Upon Retirement      January 31, 2000(1)
----------------------------------------------------------------------------------------------------------------------
John T. Cooney, Trustee                   $12,037.86          N/A                N/A                  $12,037.86
----------------------------------------------------------------------------------------------------------------------
George C. Sullivan, Jr., Trustee          $12,037.86          N/A                N/A                  $12,037.86
----------------------------------------------------------------------------------------------------------------------
Robert A. Patterson, Trustee              $12,037.86          N/A                N/A                  $12,037.86
----------------------------------------------------------------------------------------------------------------------
Eugene B. Peters, Trustee                 $12,037.86          N/A                N/A                  $12,037.86
----------------------------------------------------------------------------------------------------------------------
James M. Storey, Trustee                  $12,037.86          N/A                N/A                  $12,037.86
----------------------------------------------------------------------------------------------------------------------
William M. Doran, Trustee*                  $0                N/A                N/A                    $0
----------------------------------------------------------------------------------------------------------------------
Robert A. Nesher, Trustee*                  $0                N/A                N/A                    $0
----------------------------------------------------------------------------------------------------------------------

(1) The Registrant is the only trust in the Fund Complex.
* A Trustee who is an "interested person" as defined by the 1940 Act.

PERFORMANCE INFORMATION

The Portfolios may periodically compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

Prime Obligations Portfolio -- From time to time the Prime Obligations Portfolio may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligations Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the some period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

            Effective Yield = [(Base Period Return + 1)365/7] - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Prime Obligations Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

Yields are one basis upon which investors may compare the Prime Obligations Portfolio with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the seven-day period ended January 31, 2001, the Prime Obligations Portfolio had a current yield of 5.85% and an effective yield of 5.90% for Class A and a current yield of 5.60% and an effective yield of 5.65% for Class B.

Equity Income, Capital Appreciation, Government and West Virginia Portfolios -- These Portfolios may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                    Yield = 2([(a-b)/(cd) + 1]6 - 1)

          Where     a  =  dividends and interest earned during the period.
                    b  =  expenses accrued for the period (net of
                          reimbursement).
                    c  =  the current  daily number of shares
                          outstanding  during the  period  that
                          were entitled to receive dividends.
                    d  =  the maximum offering price per share on the last
                          day of the period.

For the 30-day period ended January 31, 2001, the Class A Portfolios' yields were 1.80% for the Equity Income Portfolio, 5.29% for the Government Portfolio and 4.45% for the West Virginia Portfolio.

For the same 30-day period, the Class B Portfolios' yields were 1.55% for the Equity Income Portfolio, 5.03% for the Government Portfolio and 4.19% for the West Virginia Portfolio.

The West Virginia Portfolio may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is not tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 2001 the West Virginia Portfolio's tax-equivalent yield was 8.26% for Class A and 7.77% for Class B assuming a combined West Virginia and federal income tax rate of 46.10%.

CALCULATION OF TOTAL RETURN

From time to time, the Equity Income, Capital Appreciation, Government and West Virginia Portfolios may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                  P (1 + T)n    =  ERV
                  Where P       =  a hypothetical initial payment of $1,000
                  T             =  average annual total return
                  n             =  number of years
                  ERV           =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 2001and for the one, five and ten year periods ended January 31, 2001were as follows:

                                                                 Average Annual Total Return
------------------------------------------------------------------------------------------------------------
                                                              One          Five      Ten           Since
Portfolio                            Class                    Year         Year      Year          Inception
------------------------------------------------------------------------------------------------------------
                                     Class A                   9.03%        N/A       N/A           14,40%
Equity Income Portfolio             ------------------------------------------------------------------------
                                     Class B                   8.76%        N/A       N/A           14.13%
------------------------------------------------------------------------------------------------------------
                                     Class A                 (10.61)%     18.63%      N/A           17.54%
Capital Appreciation Portfolio      ------------------------------------------------------------------------
                                     Class B                 (10.84)%     18.32%      N/A           16.91%
------------------------------------------------------------------------------------------------------------
                                     Class A                  13.21%       5.79%      N/A            5.97%
Government Portfolio                ------------------------------------------------------------------------
                                     Class B                  13.04%       5.54%      N/A            5.74%
------------------------------------------------------------------------------------------------------------
                                     Class A                  13.57%       5.19%      N/A            5.30%
West Virginia Portfolio             ------------------------------------------------------------------------
                                     Class B                  13.42%       4.93%      N/A            4.93%
------------------------------------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Funds are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

Prime Obligations Portfolio -- The net asset value per share of the Prime Obligations Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Prime Obligations Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 0.5%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;

withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

Equity Income, Capital Appreciation, Government and West Virginia Portfolios -- The securities of these Portfolios are valued by the Administrator pursuant to valuations provided by independent pricing services. The pricing services rely primarily on prices of actual market transactions as well as trader quotations. However, a service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each Portfolio intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

In order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution

Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Each Portfolio may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Portfolios must distribute to satisfy the Distribution Requirement. In some cases, the Portfolios may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although each Portfolio intends to distribute substantially all of its investment company taxable income and may distribute its net realized capital gains for any taxable year, each Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolios fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain a Portfolio's RIC status if it determines such course of action to be beneficial to shareholders.

A Portfolio may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to a Portfolio and/or defer a Portfolio's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Portfolio.

Portfolio Distributions

Distributions   of  investment   company  taxable  income  will  be  taxable  to
shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional

Shares, to the extent of a Portfolio's earnings and profits. Each Portfolio anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Portfolio intends to distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains") at least annually. Such distributions are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholders have held their Portfolio Shares. If any such gains are retained, however, a Portfolio will pay federal income tax thereon, and, if such Portfolio makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Portfolio shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any OVB Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio or OVB Prime Obligations Portfolio distribution will make distributions that qualify for the corporate dividends-received deduction. Conversely, distributions from the OVB Equity Income Portfolio and the OVB Capital Appreciation Portfolio generally are expected to qualify for the corporate dividends-received deduction.

If a Portfolio's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder's cost basis in a Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold, or exchanged.

Investors should be careful to consider the tax implications of purchasing a Portfolio's shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distributions. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by a Portfolio prior to the investor's purchase.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Portfolio in the year in which the dividends were declared.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or

(3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

Each Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Portfolio Shares

Generally, if you hold your shares as a capital asset, gain or loss on the sale or exchange of a Portfolio Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

Federal Excise Tax

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon, but can make no assurances that distributions will be sufficient to eliminate all tax.

State and Local Taxes

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, ownership of Shares and distributions by the Portfolios to shareholders and the ownership of Shares may be subject to state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

Additional Tax Information Concerning the West Virginia Tax-Exempt Income Portfolio

The Portfolio intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Portfolio's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolio during that year. This percentage may differ from the actual percentage for any particular day.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolio intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Portfolio will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Portfolio may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser or Sub-Adviser is responsible for placing the orders to execute transactions for a Portfolio. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser or Sub-Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser or Sub-Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

The Trust may allocate, out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include: advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser or Sub-Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser or Sub-Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Portfolio may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or a registered broker/dealer affiliate of the Adviser for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

-------------------------------------------------------------------------------------------------------
                             Total $ Amount of Brokerage               Total $ Amount of Brokerage
                                   Commissions Paid                  Transactions Paid to Affiliates
-------------------------------------------------------------------------------------------------------
Portfolio                   1999        2000          2001          1999          2000          2001
-------------------------------------------------------------------------------------------------------
Equity Income Portfolio     65,904      55,662        121,175       3,480         10,298        13,420
-------------------------------------------------------------------------------------------------------
Capital Appreciation        286,876     $164,809      141,078       197,235       88,403        30,552
Portfolio
-------------------------------------------------------------------------------------------------------
Government Portfolio        0           666           3,600         0             666           0
-------------------------------------------------------------------------------------------------------
West Virginia Portfolio     N/A         N/A           N/A           N/A           N/A           N/A
-------------------------------------------------------------------------------------------------------
Prime Obligations           N/A         N/A           N/A           N/A           N/A           N/A
Portfolio
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                         % of Total Brokerage Transactions          % of Total Brokerage Commission
                             Paid  to Affiliated Brokers          Effective Through Affiliated Brokers
-------------------------------------------------------------------------------------------------------
Portfolio                   1999        2000          2001          1999          2000          2001
-------------------------------------------------------------------------------------------------------
Equity Income Portfolio     5.28        16            15            5.28          5.70          11
-------------------------------------------------------------------------------------------------------
Capital Appreciation        68.75       50            25            68.75         21.87         22
Portfolio
-------------------------------------------------------------------------------------------------------
Government Portfolio        0           100           0             0             1.42          0
-------------------------------------------------------------------------------------------------------
West Virginia Portfolio     N/A         N/A           N/A           N/A           N/A           N/A
-------------------------------------------------------------------------------------------------------
Prime Obligations           N/A         N/A           N/A           N/A           N/A           N/A
Portfolio
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   Total $ Brokerage Commissions
                                  Paid to SIDC in Connection with         Total $ Amount of Brokerage
                                  Repurchase Agreement Transaction       Commission Paid for Research
-------------------------------------------------------------------------------------------------------
Portfolio                             1999       2000      2001           1999        2000       2001
-------------------------------------------------------------------------------------------------------
Equity Income Portfolio               796        1,230     1,447          265,086     0           0
-------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio        2,433      4,197     8,558          221,941     0           0
-------------------------------------------------------------------------------------------------------
Government Portfolio                  N/A        666       615            N/A         N/A        N/A
-------------------------------------------------------------------------------------------------------
West Virginia Portfolio               N/A        N/A       N/A            N/A         N/A        N/A
-------------------------------------------------------------------------------------------------------
Prime Obligations Portfolio           N/A        N/A       N/A            N/A         N/A        N/A
-------------------------------------------------------------------------------------------------------

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amount of the Trust's shares. As of January 31, 2001 the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:

-------------------------------------------------------------------------------------------------------------

Portfolio                          Name of Broker/Dealer        Type of Security Held        $ Amount at FYE
-------------------------------------------------------------------------------------------------------------
Government Portfolio               Morgan Stanley               Repurchase Agreement         418,751
-------------------------------------------------------------------------------------------------------------

West Virginia Portfolio            N/A                          N/A                          N/A
-------------------------------------------------------------------------------------------------------------

Equity Income Portfolio            Morgan Stanley               Repurchase Agreement         558,270
-------------------------------------------------------------------------------------------------------------

Capital Appreciation Portfolio     Lehman Brothers              Equity                       2,303,840

                                   J.P. Morgan                  Repurchase Agreement         30,771,733
-------------------------------------------------------------------------------------------------------------

Prime Obligations Portfolio        Lehman Brothers              Repurchase Agreement         2,200,000
-------------------------------------------------------------------------------------------------------------

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Portfolios, and to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution. Certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of May 5, 2001 the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of a Portfolio's outstanding shares may be deemed to control that Portfolio within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

-------------------------------------- --------------------------------------- ----------------------- --------------------
            Name of Fund                  Name and Address of Shareholder      Account Share Balance    Percent of Total
                                                                                                              Share
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Equity Income Portfolio Class A    Wilbranch & Co.                         4,314,173.0740          99.90%
                                       PO Box 2887
                                       Wilson, NC  27894-2887
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Equity Income Portfolio Class B    Donaldson Lufkin & Jenrette Mutual      65,378.6360             17.52%
                                       Fund
                                       One Pershing Plaza
                                       Jersey City, NJ  0399-0001
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       Scott & Stringfellow Inc.               37,797.3400             10.13%
                                       Attn:  Robert Clarke Mutual Fund
                                       House Account
                                       909 East Main Street
                                       Richmond, VA  23219-3002
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Capital Appreciation Portfolio     Wilbranch & Co.                         8,450,148.9310          98.99%
Class A                                PO Box 2887
                                       Wilson, NC  27894-2887
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Capital Appreciation Portfolio     Donaldson Lufkin & Jenrette Mutual      74,663.2270             5.64%
Class B                                Fund
                                       One Pershing Plaza
                                       Jersey City, NJ  07399-0001
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       Peconic Offshore Fund Corporation       518,653.1860            39.18%
                                       Windermere House
                                       PO Box 556639
                                       Nassau, Bahamas
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       Scott & Stringfellow Inc.               89,461.3200             6.76%
                                       Attn:  Robert Clarke Mutual Fund
                                       House Account
                                       909 East Main Street
                                       Richmond, VA  23219-3002
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Government Securities Portfolio    Wilbranch & Co.                         3,759,366.9990          99.96%
Class A                                PO Box 2887
                                       Wilson, NC  27894-2887
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Government Securities Portfolio    Donaldson Lufkin & Jenrette Mutual      8,337.9500              5.70%
Class B                                Fund
                                       One Pershing Plaza
                                       Jersey City, NJ  07339-0001
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       Charles Edwin Gerhig & Jeanice Alma     10,118.0370             6.91%
                                       Gerhig JTWROS
                                       304 Elk Street
                                       Webster Springs, WV  26288-1216
-------------------------------------- --------------------------------------- ----------------------- --------------------

-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB West Virginia Tax-Exempt Income    Wilbranch & Co.                         7,534,082.5120          100.00%
Portfolio Class A                      PO Box 2887
                                       Wilson, NC  27894-2887
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB West Virginia Tax-Exempt Income    Donaldson Lufkin & Jenrette Mutual      329,797.1960            40.72%
Portfolio Class B                      Fund
                                       One Pershing Plaza
                                       Jersey City, NJ  07339-0001
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       Scott & Stringfellow Inc.               85,287.6990             10.53%
                                       Attn:  Robert Clarke Mutual Fund
                                       House Account
                                       909 East Main Street
                                       Richmond, VA  23219-3002
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Prime Obligations Portfolio        Wilbranch & Co.                         83,188,009.1800         100.00%
Class A                                PO Box 2887
                                       Wilson, NC  27894-2887
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
OVB Prime Obligations Portfolio        James D. Bartsch & Bonita L. Bartsch    71,747.7300             5.36%
Class B                                JTWROS
                                       6 Rae Pl.
                                       Charlestown, WV  25314-2162
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       Sunrise Museum Inc.                     102,154.1400            7.63%
                                       746 Myrtle Road
                                       Charlestown, WV  25314-1199
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       SEI Trust Company Cust                  78,074.8200             5.83%
                                       IRA R/O Preston E. Davis
                                       1304 Wood Road
                                       Lynchburg, VA  24502-2640
-------------------------------------- --------------------------------------- ----------------------- --------------------
-------------------------------------- --------------------------------------- ----------------------- --------------------
                                       James J L Honeyhun & Carol A Honeyhun   210,578.6300            15.73%
                                       JTWROS
                                       240 Carper Lane
                                       Barboursville, WV  25504-1109
-------------------------------------- --------------------------------------- ----------------------- --------------------

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the year ended January 31, 2001, and the Report of Independent Accountants of PricewaterhouseCoopers LLP dated March 14, 2001, relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

          - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                           GOLDEN OAK FAMILY OF FUNDS

                                     TRUST:
                                 THE ARBOR FUND

                                   PORTFOLIOS:
                           GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO
                    GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO
                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

                               INVESTMENT ADVISER:
                           CB Capital Management, Inc.

This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It is intended to provide additional information regarding the activities and operations of the following Portfolios of the Trust: Golden Oak Growth, Golden Oak Value, Golden Oak Tax-Managed Equity, Golden Oak Small Cap Value Portfolio, Golden Oak International Equity Portfolio, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolio. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 31, 2001. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS

THE PORTFOLIOS AND THE TRUST..............................................S-1
INVESTMENT OBJECTIVES AND POLICIES........................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.....................................S-10
INVESTMENT LIMITATIONS...................................................S-29
THE ADVISER..............................................................S-33
THE SUB-ADVISERS.........................................................S-35
THE ADMINISTRATOR........................................................S-38
THE DISTRIBUTOR..........................................................S-39
THE TRANSFER AGENT.......................................................S-42
THE CUSTODIAN............................................................S-42
CODES OF ETHICS..........................................................S-42
LEGAL COUNSEL............................................................S-43
INDEPENDENT ACCOUNTANTS..................................................S-43
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-43
COMPUTATION OF YIELD.....................................................S-46
CALCULATION OF TOTAL RETURN..............................................S-48
PURCHASE AND REDEMPTION OF SHARES........................................S-49
LETTER OF INTENT.........................................................S-50
DETERMINATION OF NET ASSET VALUE.........................................S-51
TAXES....................................................................S-52
TRADING PRACTICES AND BROKERAGE..........................................S-57
DESCRIPTION OF SHARES....................................................S-61

SHAREHOLDER LIABILITY....................................................S-61
LIMITATION OF TRUSTEES' LIABILITY........................................S-62
5% AND 25% SHAREHOLDERS..................................................S-62
EXPERTS..................................................................S-63
FINANCIAL STATEMENTS.....................................................S-63
APPENDIX..................................................................A-1



May 31, 2001
GOK-F-013-05

THE PORTFOLIOS AND THE TRUST

The "Golden Oak Family of Funds" is a name under which a number of mutual fund investment portfolios with differing objectives and policies are offered to investors. Eight of these portfolios were established by The Arbor Fund (the
"Trust"), an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each portfolio. Shareholders may purchase shares through three separate classes (Institutional, Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for differences between Institutional, Class A and Class B Shares pertaining to distribution fees, each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Institutional, Class A and Class B shares of the Golden Oak Growth (formerly, the Golden Oak Diversified Growth Portfolio) (the "Growth Portfolio"), Golden Oak Value (the "Value Portfolio"), Golden Oak Tax-Managed Equity (the "Tax-Managed Portfolio"), Golden Oak Small Cap Value Portfolio (the "Small Cap Portfolio"), Golden Oak International Equity Portfolio (the "International Equity Portfolio"), Golden Oak Intermediate-Term Income (the "Intermediate-Term Income Portfolio"), Golden Oak Michigan Tax Free Bond (the "Michigan Portfolio") and Golden Oak Prime Obligation Money Market (the "Prime Obligation Portfolio") Portfolios (each a "Portfolio" and collectively, the "Portfolios") of the Trust.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives are fundamental policies of the Portfolios. There is no assurance that the Portfolio will achieve its investment objective. A fundamental policy cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Growth Portfolio - The investment objective of the Growth Portfolio is to provide total return. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will invest at 65% in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, U.S. dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts ("ADRs") traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in ADRs, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. Nicholas-Applegate Capital Management, L.P. (the "Sub-Adviser"), a wholly-owned subsidiary of Allianz of America, Inc., will engage in such transactions only as hedging transactions and not for speculative purposes.

The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Sub-Adviser's opinion, have accelerating earnings growth, rising analyst estimates of earnings growth, strong fundamental quality and positive price behavior. However, there is no assurance that the Sub-Adviser will be able to accurately predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the  Adviser  or  Sub-Adviser  to present  minimal  credit  risk,  and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

The Growth Portfolio reserves the right to engage in securities lending.

For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was 106.05%. Such a turnover rate may result in higher transaction costs and may result in additional taxes.

The Value Portfolio - The investment objective of the Value Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 65% in equity securities) and will focus on equity securities, which are, in the Sub-Adviser's opinion, undervalued relative to a company's earnings. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in ADRs and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in the money market instruments described below.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Value Portfolio reserves the right to engage in securities lending.

For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was 152.24%. Such a turnover rate may result in higher transaction costs and may result in additional taxes.

The Tax-Managed Portfolio - The Tax-Managed Portfolio has an investment objective of maximizing long term capital appreciation on an after-tax basis. There is no assurance that the Tax-Managed Portfolio will achieve its investment objective.

The Tax-Managed Portfolio primarily invests in common stocks and is designed to have risk characteristics similar to those of the S&P 500 Composite Index. As with any equity fund, the value of the Tax-Managed Portfolio's investments varies from day to day in response to the activities of the individual companies and general market and economic conditions. To the extent the Tax-Managed Portfolio invests in non-US securities, the risks and volatility are magnified since the performance of non-US stocks depends upon changes in international currency values, different political and regulatory environments, and the overall political and economic conditions in countries where the Tax-Managed Portfolio invests. The Tax-Managed Portfolio is best suited for the long-term equity investor who has a moderate risk orientation. The Tax-Managed Portfolio seeks to minimize taxes and is targeted to long term investors seeking the optimum blend of performance and tax efficiency.

Under normal conditions, the Tax-Managed Portfolio expects to be fully invested in common stocks (and will invest at least 65% in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Tax-Managed Portfolio may invest in warrants and rights to purchase common stocks, United States Dollar denominated securities of foreign issuers traded in the United States (including sponsored ADRs traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Tax-Managed Portfolio may invest up to 10% of its net assets in ADRs, including American Depositary Shares and New York Shares. The Tax-Managed Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Tax-Managed Portfolio's net assets as of the time such options are entered into by the Tax-Managed Portfolio. Nicholas-Applegate Capital Management, L.P. (the "Sub-Adviser"), a wholly-owned subsidiary of Allianz of America, Inc., will engage in such transactions only as hedging transactions and not for speculative purposes.

The Fund in non-diversified, which means that it invests in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to investments in those securities.

The Tax-Managed Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by either the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Tax-Managed Portfolio's Sub-Adviser determines that market conditions warrant, the Tax-Managed Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the U.S.
government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Tax-Managed Portfolio is engaged in temporary defensive investment, the Tax-Managed Portfolio will not be pursuing its investment objective.

The Tax-Managed Portfolio reserves the right to engage in securities lending.

The Tax-Managed Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was 28.80%.

The Small Cap Value Portfolio - The investment objective of the Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in small capitalization U.S. common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 65% in equity securities and will focus on equity securities of small capitalization issues, which are believed to be undervalued relative to a company's ability to generate cash flows. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of U.S. companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in ADRs and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments").

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the  Adviser  or  Sub-Adviser  to present  minimal  credit  risk,  and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investment, the Portfolio will not be pursuing its investment objective.

The Portfolio reserves the right to engage in securities lending.

The Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was 65.13%.

The International Equity Portfolio - The investment objective of the Portfolio is to seek long-term capital appreciation.

The Portfolio invests primarily in stocks of foreign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI-EAFE"). The MSCI-EAFE Index is an unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. The Portfolio normally invests at least 65% of its total assets in the equity securities issued by companies located in these countries and normally invests at least 80% of its total assets in international equity securities. To a lesser degree, the Portfolio may also invest in equity securities of issuers operating in emerging market economics. The Portfolio primarily buys common stock but also can invest in other equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

BlackRock International, Ltd. (the "Sub-Adviser"), in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. The Portfolio may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan. From time to time the Portfolio may invest in the securities of issuers located in emerging market countries.

In making investment decisions for the Fund, the Sub-Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Sub-Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Although the Portfolio intends to be as fully invested as practicable in equity securities of foreign issuers, the Portfolio may invest up to 15% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the  Adviser  or  Sub-Adviser  to present  minimal  credit  risk,  and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"). The Portfolio may also enter into repurchase agreements.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in Money Market Instruments and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may use options or futures when consistent with its investment objective. The primary purpose of using derivatives is to attempt to reduce risk to the Portfolio as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The Portfolio may also use forward currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The Portfolio may lend securities (up to 33 1/3% of the value of its total assets) on a short-term basis in order to earn extra income. The Portfolio will receive collateral in cash or high quality securities equal to the current value of the loaned securities.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Portfolio's turnover may be influenced by specific company fundamentals, market environments and investment opportunities.

For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was 69.48%.

The Intermediate-Term Income Portfolio - The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States Dollar denominated obligations: (i) bills, notes receipts and bonds issued by United States Treasury and STRIPs of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; (iii) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Service ("Moody's") or of comparable quality at the time of purchase as determined by the Adviser; (iv) commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or of comparable quality at the time of purchase as determined by the Adviser; (v) short-term bank obligations consisting of certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1.0 billion as shown on their most recent public financial statements, that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest; and (vi) repurchase agreements involving any of the above securities. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years.

The remaining 20% of the Portfolio's assets may be invested in: (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated in one of the top two categories by S&P or Moody's; (iv) receipts evidencing separately traded interest and principal component parts of U.S. government obligations ("STRIPS"); (v) taxable municipal securities rated A or better by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; (vi) corporate bonds and debentures rated BBB by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; and (vii) repurchase agreements involving such securities. The Portfolio will limit its purchase of corporate securities rated BBB by S&P or Moody's (or of comparable quality) to 10% of its total assets. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and credit-worthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years, although there are no restrictions on the maturity of any single instrument.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities (as defined in the "Description of Permitted Investments" section).

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio reserves the right to engage in securities lending. For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was approximately 16.25%.

The Michigan Portfolio - The investment objective of the Michigan Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 65% of the Portfolio will be invested in municipal bonds and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ("Michigan Municipal Securities"). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities that meet the following criteria: (i) municipal bonds rated in one of the four highest rating categories ("investment grade"); (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Michigan Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also "Description of Permitted Investments - Special Factors Relating to Michigan Municipal Securities."

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may also engage in securities lending.

The Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2001, the Portfolio's annual turnover rate was 11.47%.

The  Prime  Obligation  Portfolio  -  The  investment  objective  of  the  Prime
Obligation Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less, as defined by Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). For a further discussion of these rules, see "Description of Permitted Investments."

The Portfolio intends to invest exclusively in: (i) bills, notes, receipts and bonds issued by the United States Treasury and STRIPs of such obligations that are transferable through U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) receipts evidencing separately traded interest and principal component parts of U.S. government obligations; (iv) commercial paper of United States or foreign issuers, including asset-backed securities rated in one of the two highest short-term rating categories at the time of investment or, if not rated, as determined by Wellington Management Company, LLP (the "Sub-Adviser") to be of comparable quality; (v) obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that have total assets of $1 billion or more as shown on their most recently published financial statements; (vi) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial government and Crown Agency obligations; (vii) corporate obligations, including asset-backed securities, of U.S. and foreign issuers with a remaining term of not more than 397 days, rated, at the time of investment, in one of the two highest short-term rating categories by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined by the Sub-Adviser to be of comparable quality;
(viii) repurchase agreements involving any of the foregoing obligations; (ix) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two nationally recognized statistical ratings organizations ("NRSROs") in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (x) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality; and (xi) to the extent permitted by applicable law, shares of other investment companies.

The Portfolio may invest up to 10% of its net assets in Illiquid Securities.

The Portfolio reserves the right to engage in securities lending. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

DESCRIPTION OF PERMITTED INVESTMENTS

American  Depositary  Receipts ("ADRs") , European Depositary Receipts ("EDRs"),
Continental   Depositary   Receipts  ("CDRs")  and  Global  Depositary  Receipts
("GDRs").

ADRs  are  securities,  typically  issued  by a U.S.  financial  institution  (a
"depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

Bankers' Acceptances

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Bank Obligations

The Trust is not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of the Adviser or Sub-Adviser.

Certificates of Deposit

Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial Paper

Commercial  paper is a term used to  describe  unsecured  short-term  promissory
notes  issued  by  banks,  municipalities,   corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

Convertible Securities

While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Currency Transactions

The International Equity Portfolio may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Portfolio may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolio will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Portfolio may use Position Hedging when the Advisor, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Swedish krone is linked to the Euro, the Fund holds securities dominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell Euros and buy U.S. dollars.

Currency Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not by present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Equity Securities

Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

Fixed Income Securities

Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Bonds rated BBB by S&P or Moody's are to be considered as investment medium grade obligations. Such debt rated BBB has an adequate capacity to pay interest and repay principal although it is more vulnerable to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Such securities are considered to have speculative characteristics.

Foreign Securities

The Growth, Value, Tax-Managed, Intermediate-Term Income, International Equity and Prime Obligation Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and other short-term corporate obligations, foreign securities and Europaper. In addition, the Growth, Intermediate-Term Income, Value and International Equity Portfolios may invest in ADRs. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers than with domestic issuers. In addition, foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

Each of the risks associated with investing in foreign securities may be magnified for securities issued by companies operating in emerging market countries. Emerging market countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries excluded from this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

Futures Contracts and Options

The Tax-Managed, Intermediate-Term Income, International Equity and Michigan Portfolios may invest in futures contracts and options. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts and related options only for bona fide hedging purposes.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), for (i) "bona fide hedging purposes," or (ii) for other purposes to the extent the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities. A Portfolio's obligations under any futures contract or related option will be "covered" by high quality, liquid securities or cash held in a segregated account or by holding, or having the right to acquire without additional cost, the underlying asset.

Risk Factors in Futures Transactions - Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser or Sub-Adviser does not believe that the Portfolios would be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in value of its securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

Investment Companies

The Portfolios may invest in securities of other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Mortgage-Backed Securities

The Prime Obligation and Intermediate-Term Income Portfolios may invest in securities issued by U.S. government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation which guarantees the timely payment of principal and interest. Other governmental issuers of mortgage-backed securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. Mortgage-backed certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, mortgage-backed certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-backed certificates may offer yields higher than those available from other types of U.S. government securities, mortgage-backed certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-backed certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Intermediate-Term Income Portfolio may invest in mortgage-backed securities and asset-backed securities. The principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), and interest only and principal only stripped securities ("IOs" and "POs") which are rated in one of the two top categories by S&P or Moody's. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass through" instruments, through which, except for IOs and POs, the holder receives a share of all interest and principal payments from the mortgages underlying the certificate; in the case of IOs, the holder receives a share only of interest payments, and for POs, a share only of principal payments. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments that underlie securities purchased at a premium could result in capital losses. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Such acceleration can be expected to reduce the final yield realized by holders of IO securities, perhaps to a negative value. Deceleration of prepayments will reduce somewhat the final yield realized by holders of PO securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Intermediate-Term Income Portfolio may invest in securities secured by asset backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Municipal Securities

Municipal notes in which the Michigan Portfolio may invest, include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper in which the Michigan Portfolio may invest will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments that are permissible investments for the Michigan Portfolio include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Michigan Portfolio to meet redemptions and remain as fully invested as possible in municipal securities. The Portfolio reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolio would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures; at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Portfolio will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Portfolio including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Special Factors Relating to Michigan Municipal Securities - Because the Michigan Portfolio invests primarily in Michigan Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities.

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods.

The State's economy could be affected adversely by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

The principal revenues sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%). In the event that the State's total revenues exceed the limit by one percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. Any excess of less than 1% may be transferred to the Budget Stabilization Fund.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Michigan Municipal Securities in the Portfolio or the ability of the respective obligors to pay interest on or principal of the Michigan Municipal Securities in the Portfolio, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds.

The Michigan Portfolio may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Challenges to the ability of local units to levy such taxes could have an adverse impact on the ad valorem tax bases of such units that could adversely affect their ability to raise funds for operation and debt service requirements.

Short-term Obligations of State and Local Governmental Issuers - The Prime Obligation Portfolio may, when deemed appropriate by its Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

Options

The Growth, Michigan, International Equity and Intermediate-Term Income Portfolios may write call options on a covered basis only. The Michigan and the Intermediate-Term Income Portfolios may also enter into bond futures contracts and options on such contracts. Neither Portfolio will engage in option writing strategies for speculative purposes. The Tax-Managed and Value Portfolios may write and sell both call options and put options, provided that the aggregate value of such options does not exceed 15% of the Portfolio's net assets as of the time such options are entered into by the Portfolio.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

Covered Call Writing - The Growth, International Equity and the Tax-Managed Portfolios may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Portfolios' net assets as of the time such options are entered into by the Portfolios. The advantage to a Portfolio of writing covered calls is that the Portfolio receives a premium, which is additional income. However, if the security rises in value, the Portfolios may not fully participate in the market appreciation.

In covered call options written by a Portfolio, the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolio would be required to continue to hold a security, which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Receipts

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Repurchase Agreements

Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Restraints on Investments by Money Market Funds

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," as defined by Rule 2a-7, which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

Restricted Securities

The Value Portfolio, Tax-Managed Portfolio and Prime Obligation Portfolio may invest in restricted securities that are securities in which the Trust may otherwise invest as provided in the Prospectus and this Statement of Additional Information. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Portfolios may invest up to 15%

(10% for the Prime Obligation Portfolio) of their net assets in illiquid securities, including restricted securities. Each Portfolio may invest in
Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Securities Lending

The Portfolios may lend securities pursuant to agreements requiring that the loans be continuously secured by collateral received (in an amount equal to 102% of the market value of domestic loans and 105% of the market value of loans of foreign securities), and the collateral be marked to market daily to reflect changes in market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of a Portfolio's total assets taken at fair market value (including any collateral received in connection with such loans). A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Sub-Adviser to be of good standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser or Sub-Adviser as a broker in these transactions.

Securities of Foreign Issuers

There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

Separately Traded Interest and Principal Securities ("STRIPS")

The Prime Obligation, Intermediate-Term Income and Value Portfolios may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate a Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 adopted under the 1940 Act, the Adviser or Sub-Adviser will only purchase STRIPS for the Prime Obligation Portfolio that have a remaining maturity of 397 days or less; therefore, the Portfolio currently may only purchase interest component parts of U.S. Treasury Securities. The Adviser or Sub-Adviser of a Portfolio will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Prime Obligation Portfolio.

Time Deposits

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. Government Agency Securities

Certain of the investments of all of the Portfolios may include U.S. Government Agency Securities. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury. Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book-Entry System known as STRIPS.

Variable Amount Master Demand Notes

The Prime Obligation, Intermediate-Term Income and Michigan Portfolios may invest in variable amount master demand notes that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The Adviser or Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratio of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued Securities

The Prime Obligation, Intermediate-Term Income and Michigan Portfolios may invest in when-issued securities.

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

The Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued securities. If the value of these assets declines, the Portfolios will maintain liquid assets on a daily basis that are equal to the amount of such commitments.

Zero Coupon, Pay-in-kind and Deferred Payment Securities

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

Fundamental Policies (All Portfolios except International Equity)

The following policies are fundamental and may not be changed without the consent of a majority of a Portfolio's outstanding shares, except for the limitations provided in paragraphs 9 and 11 below, which are non-fundamental policies only for the Value Portfolio. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Portfolio or the Tax-Managed

     Portfolio. As a money market fund, the Prime Obligation Portfolio is subject to additional diversification requirements.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of government or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

4.   Acquire more than 10% of the voting securities of any one issuer.

5.   Invest in companies for the purpose of exercising control.

6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to their permitted investments, any Portfolio may invest in companies that invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a portfolio security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Prime Obligation Portfolio will invest in the shares of another money market fund only if
     (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of such Portfolio; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund. The Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, any such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolios assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolios.

12. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies (All Portfolios Except International Equity)

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a portfolio's net assets (10% for the Prime Obligation Portfolio).

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

Fundamental Policies  (International Equity Portfolio)

The following investment limitations are fundamental policies of the International Equity Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

The International Equity Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio. This restriction applies to 75% of the Portfolio's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Portfolio has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. The Portfolio will not purchase securities while its borrowing exceeds 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
     (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies (International Equity Portfolio)

The  following   investment  policies  are   non-fundamental   policies  of  the
International Equity Portfolio and may be changed with respect to the Portfolio by the Board of Trustees.

The Portfolio may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

2. Purchase securities on margin or effect short sales, except that the Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Portfolio's fundamental limitation on borrowing.

5.   Invest in companies for the purpose of exercising control.

6.   Invest in real estate limited partnerships.

7. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER

CB Capital Management, Inc. (the "Adviser"), 328 S. Saginaw Street, Flint, Michigan 48502, an unincorporated division of Citizens Bank, serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory
Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Advisory Agreement also provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Trust and the Adviser have employed Wellington Management Company, LLP as the investment sub-adviser to the Prime Obligation Portfolio, Systematic Financial Management, L.P. as the investment sub-adviser to the Value Portfolio and Small Cap Value Portfolios, Nicholas-Applegate Capital Management as the investment sub-adviser to the Growth Portfolio and the Tax-Managed Portfolio, and BlackRock International, Ltd., as the investment sub-adviser to the International Equity Portfolio, to manage the Portfolios on a day-to-day basis, in each case subject to the supervision of the Adviser and the Trustees. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See "The Sub-Advisers."

Citizens Bank was incorporated in 1871 in the State of Michigan. Citizens Bank is a wholly-owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $8.4 billion in assets and 202 banking offices in Michigan and Illinois. As of January 31, 2001, the Adviser's total assets under management were $3.4 billion. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Growth Portfolio, 0.34%; Value Portfolio, 0.29% on the first $50 million, 0.39% on the next $50 million, and 0.34% on any amount above $100 million; Tax-Managed Portfolio, 0.34%; Small Cap Value Portfolio; 0.34%, International Equity Portfolio; 0.30%; Intermediate-Term Income Portfolio, 0.50%; Michigan Portfolio, 0.50%; and Prime Obligation Portfolio, 0.25% on the first $500 million, and 0.80% in excess of $500 million. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Institutional, Class A and Class B shares of the Portfolios, from exceeding the following amounts:

Portfolio                                          Institutional Class           Class A               Class B
---------                                          -------------------           -------               -------
Growth Portfolio                                          1.10%                   1.35%                 2.10%
Value Portfolio                                           1.10%                   1.35%                 2.10%
Tax-Managed  Equity Portfolio                             1.10%                   1.35%                 2.10%
Small Cap Value Portfolio                                 1.35%                   1.60%                 2.35%
International Equity Portfolio                            1.50%                   1.75%                 2.50%
Intermediate-Term Income Portfolio                        0.65%                   0.90%                 1.65%
Michigan Tax Free Bond Portfolio                          0.65%                   0.90%                 1.65%
Prime Obligation Portfolio                                0.40%                   0.65%                 1.40%

The Adviser reserves the right, in its sole discretion, to terminate all or part of its voluntary fee waiver at any time.

The Adviser will not be required to bear expenses of any Portfolio of the Trust to an extent which would result in a Portfolio's inability to qualify as a "regulated investment company" (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Portfolios paid the following advisory fees to the Adviser:

                                                                 Fees Paid (000)                  Fees Waived (000)
                                                                 ---------------                  -----------------
Portfolio                                                     1999    2000      2001     1999      2000     2001
---------                                                     ----    ----      ----     ----      ----     ----
Growth Portfolio                                              $141    $204      $289     $  0      $  0     $  0
Value Portfolio                                               $107    $173      $278     $  2      $  0     $  0
Tax-Managed Equity Portfolio                                    *     $ 74      $ 94       *       $ 37     $ 26
Small Cap Value Portfolio                                       *     $ 20      $180       *       $ 29     $ 19
International Equity Portfolio                                  *      *        $ 25       *        *       $ 14
Intermediate-Term Income Portfolio                            $467    $542      $577     $194      $238     $253
Michigan Tax Free Bond Portfolio                              $301    $307      $296     $141      $154     $151
Prime Obligation Money Market  Portfolio                      $ 38    $ 24      $ 38     $273      $260     $261

-----------------------------------------
  * Not in operation during such period.

THE SUB-ADVISERS

Wellington Management Company, LLP (a "Sub-Adviser" or "Wellington Management") serves as the investment sub-adviser for the Prime Obligation Portfolio, Systematic Financial Management, L.P. (a "Sub-Adviser" or "Systematic Financial") serves as investment sub-adviser for the Value Portfolio and Small Cap Value Portfolio, Nicholas-Applegate Capital Management, L.P. (a "Sub-Adviser" or "Nicholas-Applegate") serves as investment sub-adviser for the Growth Portfolio and Tax-Managed Portfolio and BlackRock International, Ltd., (a "Sub-Adviser" or "BIL") serves as investment sub-adviser for the International Equity Portfolio pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") with the Trust and/or the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the appropriate Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

Wellington Management Company, LLP

Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928. Wellington Management Company,

LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A Gabriel, Duncan M. McFarland and John R. Ryan.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Wellington Management is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" (defined below) and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that Wellington Management manages for the Trust including assets of funds other than the Prime Obligation Portfolio. The fee paid by the Portfolio is based on its proportionate share of "managed assets".

For the fiscal years ended January 31, 1999, 2000 and 2001, Wellington Management received the following sub-advisory fees from the Portfolio:


                                                                 Fees Paid (000)             Fees Waived (000)
                                                                 ---------------             -----------------
Portfolio                                                  1999       2000      2001     1999      2000      2001
---------                                                  ----       ----      ----     ----      ----      ----
Prime Obligation Money Market  Portfolio                   $104       $95       $100      $0        $0        $0

Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate")

Nicholas-Applegate serves as the investment sub-adviser for the Growth Portfolio and the Tax-Managed Portfolio. Nicholas-Applegate has operated as a registered investment adviser providing investment advisory services for a wide variety of clients including employee benefit plans, university endowments, foundations, public retirement systems and unions, other institutional investors and individuals since 1984 and, since April 1987, investment companies. Nicholas-Applegate is controlled by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprises one of the world's largest insurance group (the "Allianz Group"). Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Nicholas-Applegate is entitled to receive from the Portfolios a fee, calculated daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of each Portfolio.

For the fiscal years ended January 31, 1999, 2000 and 2001, Nicholas-Applegate received the following sub-advisory fees from the Growth and Tax-Managed Portfolios:*


                                                                 Fees Paid (000)             Fees Waived (000)
                                                                 ---------------             -----------------
Portfolio                                                  1999       2000      2001     1999      2000      2001
---------                                                  ----       ----      ----     ----      ----      ----

Growth  Portfolio                                          $167       $241      $340      $0        $0        $0

Tax-Managed Portfolio                                       **        $130      $142      **        $0        $0

-----------------------------------------
*    Prior  to   August   1997,   the   Adviser   paid   sub-advisory   fees  to
     Nicholas-Applegate.

**   Not in operation during such period.

Systematic Financial Management, L.P.

Systematic Financial serves as the investment sub-adviser for the Value and Small Cap Value Portfolios. Systematic Financial was established in 1982 and has managed portfolios on a discretionary basis since inception. Systematic Financial's clients include foundations, pension funds, public retirement systems and Taft-Hartley plans as well as other institutional investors and individuals. Systematic Financial's value strategy, which was originally developed by its Chief Investment Officer, has been employed since the early 1980's. Systematic Financial is a Delaware limited partnership. The principal business address of Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Systematic Financial is entitled to receive from the Value Portfolio a fee, calculated daily and paid monthly, at an annual rate of 0.45% of the first $50 million, 0.35% of the next $50 million and 0.40% of any amount above $100 million of the average daily net assets of the Value Portfolio and 0.65% of the average daily net assets of the Small Cap Value Portfolio.

For the fiscal years ended January 31, 1999, 2000 and 2001, Systematic Financial received the following sub-advisory fees from the Portfolio:


                                                                 Fees Paid (000)             Fees Waived (000)
                                                                 ---------------             -----------------
Portfolio                                                  1999       2000      2001     1999      2000      2001
---------                                                  ----       ----      ----     ----      ----      ----

Value Portfolio                                            $169      $249       $344      $0        $0        $0

Small Cap Portfolio                                          *        $93       $380      $0        $0        $0

-----------------------------------------
*    Not in operation during such period.

BlackRock International, Ltd.

BlackRock International, Ltd. (BIL) serves as the investment sub-adviser for the International Equity Portfolio. The principal address of BIL is 40 Torphichen Street, Edinburgh EH3 8JB Scotland, U.K. BIL selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. BIL is a wholly-owned subsidiary of BlackRock, Inc. (BlackRock), one of the largest publicly traded investment management firms in the United States. BlackRock is a majority owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. As of March 31, 2001 BlackRock managed assets on behalf of 3,300 institutions and 200,000 individuals through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds.

For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, BIL is entitled to receive from the Portfolio a fee, calculated daily and paid monthly, at an annual rate of 0.60% up to $35 million; 0.50% on assets $35 million to $100 million; 0.40% on assets above $100 million of the average daily net assets of the Portfolio.

For the fiscal period ended October 31, 2001, the BIL received the following sub-advisory fees from the Portfolio:

                                            Fees Paid (000)    Fees Waived (000)

        Portfolio                                  2001              2001
        ---------                                  ----              ----

         International Equity Portfolio             $76               $0


THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as administrator to the Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Growth, Value, Tax-Managed, Small Cap Value, International Equity, Intermediate-Term Income, Michigan and Prime Obligation Portfolios. The Value, Tax-Managed, and the Michigan Portfolios are also subject to a minimum fee of $50,000.

The Administration Agreement shall remain in effect with respect to the Golden Oak Family of Funds until May 19, 2002, and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Administrator received the following fees:


                                                                 Fees Paid (000)             Fees Waived (000)
                                                                 ---------------             -----------------
Portfolio                                                  1999       2000      2001     1999      2000      2001
---------                                                  ----       ----      ----     ----      ----      ----

Growth Portfolio                                            $84       $120      $170      $0        $0        $0

Value Portfolio                                             $78       $114      $168      $0        $0        $0

Tax-Managed Equity Portfolio                                *          $65       $71       *        $0        $0

Small Cap Value Portfolio                                   *          $30      $117       *        $0        $0

International Equity Portfolio                              *           *        $25       *         *        $0

Intermediate-Term Income Portfolio                         $264       $312      $332      $0        $0        $0

Michigan Tax Free Bond Portfolio                           $177       $184      $179      $0        $0        $0

Prime Obligation Money Market Portfolio                    $277       $253      $266      $0        $0        $0

-----------------------------------------
*    Not in operation during such period.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), which applies to Institutional, Class A and Class B shares of the Portfolio. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of the Portfolio or by the Distributor. The Distributor will receive no compensation for distribution of Institutional shares. Class A has a distribution plan (the "Class A Distribution Plan") and Class B has a distribution and service plan (the "Class B Distribution and Service Plan," collectively, the "Plans").

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (defined below), or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

The Trust has adopted the Class A Distribution Plan and Class B Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of such Plans or any agreements related to them ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under each Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

Class A Distribution Plan

The Distribution Agreement and the Class A Distribution Plan adopted by the Class A shareholders provides that the Class A shares of the Portfolio will pay the Distributor a fee of 0.25% of the average daily net assets which the
Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A shareholders or their customers who beneficially own Class A shares. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount or payments made to financial institutions and intermediaries. The Trust intends to operate the Class A Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal years ended January 31, 1999, 2000 and 2001, Portfolios paid the following distribution fees:

                                                      Distribution Fees Paid

  Portfolio                                          1999       2000      2001
  ---------                                          ----       ----      ----
Growth Portfolio                                    $1,632    $13,564    $32,189

Value Portfolio                                       $909    $11,463    $21,720

Tax-Managed Equity Portfolio                            *        $386     $1,277

Small Cap Value Portfolio                               *      $3,717    $11,876

International Equity Portfolio                          *         *         $202

Intermediate-Term Income Portfolio                  $1,716    $15,488    $15,834

Michigan Tax Free Bond Portfolio                      $309     $1,082     $1,051

Prime Obligation Money Market Portfolio            $16,636    $17,486    $22,807

-----------------------------------------
*    Not in operation during such period.

The following Portfolios imposed a front-end sales charge upon their Class A Shares in the amounts shown for the fiscal years ended January 31, 1999, 2000 and 2001:

                                                                                          Dollar ($) Amount of
                                                                                          --------------------
                                                                                          Loads Retained by the
                                                                                          ---------------------
                                                          Dollar ($) Amount of Loads           Distributor
                                                          --------------------------           -----------
  Portfolio                                               1999      2000       2001       1999     2000     2001
  ---------                                               ----      ----       ----       ----     ----     ----
Growth Portfolio-Class A                                  1,073     8,900     33,130       0        0        0

Value Portfolio-Class A                                     644     5,400     20,364       0        0        0

Tax-Managed Equity Portfolio-Class A                         *      6,100     11,752       *        0        0

Small Cap Value Portfolio-Class A                            *        *        3,995       *        *        0

International Equity Portfolio-Class A                       *        *          0         *        *        0

Intermediate-Term Income Portfolio- Class A                 390       0          0         0        0        0

Michigan Tax Free Bond Portfolio-Class A                  1,036     8,100     16,658       0        0        0

Prime Obligation Money Market Portfolio-Class A             N/A       N/A       N/A       N/A      N/A       0

-----------------------------------------
*    Not in operation during such period.

The Prime Obligation Portfolio offers Class A Shares without a sales charge, and therefore, no information is provided with respect to that Portfolio.

Class B Distribution Plan

The Distribution Agreement and the Class B Distribution and Service Plan (the "Plan") adopted by the Class B shareholders provides that the Class B shares of the Portfolio will pay the Distributor a fee of 1.00% of the average daily net assets. The Distributor can use .75% of the fee to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B shareholders or their customers who beneficially own Class B shares. The Distributor can also use .25% of the fee in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Class B Shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount or payments made to financial institutions and intermediaries. The Trust intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Class B Shares of the Fund had not commenced operations as of the date the Prospectus was printed, and had not incurred distribution expenses.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

THE CUSTODIAN

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109 (the "Custodian") acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. In addition, with respect to the International Equity Portfolio, State Street Bank (the "Sub-Custodian") serves as sub-custodian for the Portfolio's assets maintained in foreign countries.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes are on file with the Securities and Exchange Commission, and are available to the public.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Miller, Canfield, Paddock and Stone, P.L.C. serves as counsel to the Adviser with respect to Michigan state issues.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee**-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The

Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)-- Trustee**-- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

EUGENE B. PETERS (DOB 06/03/29)-- Trustee**-- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-- Trustee**-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES R. FOGGO (DOB 06/30/64)-- President-- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary --Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, t he Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62)-- Vice President and Assistant Secretary-- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 -
2000). Associate at Pepper Hamilton LLP (1997 - 1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994 - 1997).

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

RICHARD W. GRANT (DOB 10/25/45) - Secretary - 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

JOHN M. FORD (DOB 09/11/69) - Assistant Secretary - 1800 M Street, NW, Washington, DC 20036, Associate since 1998, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

THOMAS P. LEMKE (DOB 07/30/54) - Assistant Secretary - 1800 M Street, NW, Washington, DC 20036, Partner, Morgan, Lewis & Bockius LLP since 1999. Member, Investment Company Institute's Board of Governors, 1997-1999. Senior Vice President, Secretary and General Counsel, Strong Capital Management, Inc., 1994-1999.

------------------------------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

                               Compensation Table

                                       Aggregate                                                Total Compensation
                                     Compensation                                               From the Trust and
                                    from the Trust         Pension or                            Fund Complex Paid
                                    for the Fiscal    Retirement Benefits   Estimated Annual    to Trustees for the
                                      Year Ended       Accrued as Part of     Benefits Upon      Fiscal Year Ended
Name of Person, Position           January 31, 2001      Fund Expenses         Retirement       January 31, 2001(1)
------------------------           ----------------      -------------         ----------       -------------------
                                        2001(1)
                                        -------

John T. Cooney, Trustee               $12,037.86              N/A                  N/A              $12,037.86
George C. Sullivan, Jr., Trustee      $12,037.86              N/A                  N/A              $12,037.86
Robert Patterson, Trustee             $12,037.86              N/A                  N/A              $12,037.86
Eugene B. Peters, Trustee             $12,037.86              N/A                  N/A              $12,037.86
James M. Storey, Trustee              $12,037.86              N/A                  N/A              $12,037.86
William M. Doran, Trustee*                $0                  N/A                  N/A                  $0
Robert A. Nesher, Trustee*                $0                  N/A                  N/A                  $0

--------------------------------------------

(1)  The Arbor Fund is the only Trust in the Fund Complex

*    A Trustee who is an "interested person" as defined by the 1940 Act.

COMPUTATION OF YIELD

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligation Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

For the 7-day period ended January 31, 2001, the Prime Obligation Portfolio's yield was 5.92% for Institutional and 5.67% for Class A and the effective yield was 6.10% for Institutional and 5.83% for Class A. Class B Shares of the Portfolio had not begun operations as of the date of the Prospectus.

The yield of a non-Money Market Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2([(a-b)/(cd) + 1]6 - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Michigan Portfolio may also advertise a "tax-equivalent yield," which is a calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 2001, the Portfolios' yields and tax-equivalent yields were as follows:

                                                            Yields                 Tax-Equivalent Yields
                                                            ------                 ---------------------
Portfolio                                          Institutional    Class A     Institutional      Class A
---------
Growth Portfolio                                      (0.42)%       (0.62)%          N/A             N/A

Value Portfolio                                        0.47%         0.26%           N/A             N/A

Tax-Managed Equity Portfolio                           0.11%        (0.17)%          N/A             N/A

Small Cap Value Portfolio                              0.62%         0.38%           N/A             N/A

International Equity Portfolio                        (0.79)%       (0.97)%          N/A             N/A

Intermediate Term Income Portfolio                     5.89%         5.39%           N/A             N/A

Michigan Tax-Free Bond Portfolio                       3.80%         3.39%          6.64%           6.05%

The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

From time to time, each Portfolio, other than the Prime Obligation Portfolio, may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 2001 and for the one, five and ten year periods ended January 31, 2001 were as follows:

                                                                           Average Annual Total Return
                                                                           ---------------------------
Portfolio                          Class                     One-Year      Five-Year      Ten-Year      Since
---------                          -----                     --------      ---------      --------      -----
                                                                                                        Inception**
                                                                                                        -----------
Growth Portfolio                   Institutional             (11.35)%      22.36%              *        16.38%

                                   Class A (without load)    (11.58)%      22.03%              *        17.54%

                                   Class A (with load)       (16.65)%      20.59%              *        16.63%

Value Portfolio                    Institutional             9.36%         15.36%         14.50%        13.13%

                                   Class A (without load)    9.14%         15.00%         14.16%        12.81%

                                   Class A (with load)       2.91%         13.64%         13.48%        12.39%

                                                                           Average Annual Total Return
                                                                           ---------------------------
Portfolio                          Class                     One-Year      Five-Year      Ten-Year      Since
---------                          -----                     --------      ---------      --------      -----
                                                                                                        Inception**
                                                                                                        -----------
Tax-Managed Equity Portfolio       Institutional             (12.22)%           *              *        13.80%

                                   Class A (without load)    (12.49)%           *              *        13.45%

                                   Class A (with load)       (17.49)%           *              *        12.95%

Small Cap Value Portfolio          Institutional             39.30%             *              *        22.50%

                                   Class A (without load)    38.88%             *              *        22.16%

                                   Class A (with load)       30.92%             *              *        17.16%

International Equity Portfolio     Institutional                    *           *              *        (10.68)%

                                   Class A (without load)           *           *              *        (10.90)%

                                   Class A (with load)              *           *              *        (16.02)%

Intermediate-Term Income           Institutional             12.81%        5.38%               *        5.57%
Portfolio
                                   Class A (without load)    12.42%        5.09%               *        5.22%

                                   Class A (with load)       7.37%         4.12%               *        4.59%

Michigan Tax Free Bond Portfolio   Institutional             9.29%         4.52%          5.70%         5.54%

                                   Class A (without load)    9.19%         4.32%          5.44%         5.28%

                                   Class A (with load)       4.25%         3.36%          4.95%         4.92%

---------------------------------------
*    Not in operation during such period.

** Intermediate-Term Income and Growth Portfolios Institutional Shares commenced operations February 1, 1993. Prime Obligations Money Market Portfolio Class A Shares commenced operations January 20, 1994. Intermediate-Term Income and Growth Portfolios Class A Shares commenced operations June 18, 1993. Michigan Tax Free Bond and Value Portfolios Class A and Institutional Shares commenced operations June 23, 1997. Tax-Managed Equity Value Portfolio commenced operations on April 30, 1999. Small Cap Value Portfolio commenced operations on September 1, 1999. International Equity Portfolio commenced operations on July 10, 2000.

The Portfolios had not commenced offering Class B Shares as of the date of the Prospectus and did not have performance data for the indicated periods.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolios are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the applicable Sub-Adviser, the Administrator and/or the Custodian are not open for business.

CONVERSION OF CLASS B SHARES

Class B shares of a Portfolio will automatically convert to Class A shares of that Portfolio, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined in the Portfolio's prospectus) of the month in which the eighth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. The Trust has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.

LETTER OF INTENT

Reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Trust's transfer agent, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Prime Obligation Portfolio is calculated separately for each class of the Portfolio by adding the value of securities and other assets, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by Rule 2a-7 promulgated under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures that are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

The securities of the Growth, Value, Tax-Managed Equity, Small Cap, International Equity, Intermediate-Term Income and Michigan Portfolios are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each Portfolio intends to qualify and elect to be treated as a Regulated Investment Company ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders, (the "Distribution Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

The Prime Obligation, Intermediate-Term Income and Value Portfolios may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Portfolios must distribute to satisfy the Distribution Requirement. In some cases, the Portfolios may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

A Portfolio may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to a Portfolio and/or defer a Portfolio's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Portfolio.

Although each Portfolio intends to distribute substantially all of its investment company taxable income and may distribute its net realized capital gains for any taxable year, each Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolios fail to qualify for any taxable year as a RIC, all of their taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain RIC status for a Portfolio if it determines such course of action to be beneficial to the shareholders.

Portfolio Distributions

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Portfolio's earnings and profits. Each Portfolio anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Portfolio intends to distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). Such distributions are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholders have held their Portfolio Shares. If any such gains are retained, however, a Portfolio will pay federal income tax thereon, and, if such Portfolio makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Portfolio shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

If a Portfolio's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder's cost basis in a Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold, or exchanged.

Investors should be careful to consider the tax implications of purchasing a Portfolio's shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distributions. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by a Portfolio prior to the investor's purchase.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Intermediate-Term Income Portfolio, Michigan Portfolio or Prime Obligation Portfolio distribution will qualify for the corporate dividends-received deduction. Conversely, distributions from the Growth Portfolio and the Value Portfolio generally are expected to qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Portfolio in the year in which the dividends were declared.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

Each Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Portfolio Shares

Generally, if you hold your Shares as a capital asset, gain or loss on the sale or exchange of a Portfolio Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

Federal Excise Tax

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon, but can make no assurances that all such tax will be eliminated.

State and Local Taxes

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolios to shareholders and the ownership of Shares may be subject to state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

Foreign Taxes

Dividends and interest received by the Golden Oak International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Portfolio's securities. Tax conventions between certain countries and the U.S. may reduce or eliminated these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an election under the Code that will enable shareholders, subject to certain restrictions, to in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Portfolio. It is anticipated that the Golden Oak International Equity Portfolio may qualify for this election and if such an election is made, the Portfolio will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid in computing taxable income, or alternatively, use the foregoing information in calculating the foreign tax credit (which may be subject to significant limitations) against the shareholder's federal income tax. If the Portfolio makes the election, it will annually report the respective amounts per share of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Additional Tax Information Concerning the Michigan Portfolio

The Portfolio intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Portfolio's net tax-exempt interest income will be "exempt interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Portfolio and will be applied uniformly to all dividends declared with respect to the Portfolio during that year. This percentage may differ from the actual percentage for any particular day. Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Portfolio intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Portfolio will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

Issuers of bonds purchased by the Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Portfolio may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional benefit from the receipt of exempt-interest dividends.

TRADING PRACTICES AND BROKERAGE

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and/or Sub-Adviser(s) is responsible for placing the orders to execute transactions for the Portfolios. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and/or Sub-Adviser(s) generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available if the difference is reasonably justified by other aspects of the portfolio execution securities offered.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and/or Sub-Adviser(s) will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

The Adviser and/or Sub-Adviser(s) select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's and/or a Sub-Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Adviser and/or a Sub-Adviser pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Adviser and/or a Sub-Adviser either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Adviser and/or Sub-Adviser(s) may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser and/or Sub-Adviser(s), brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser and/or Sub-Adviser(s) in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Adviser and/or Sub-Adviser(s) believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions, which generate commissions or their equivalent, are directed to broker/dealers who provide daily portfolio pricing services to the Adviser and/or Sub-Adviser(s). Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal years ended January 31, 1999, 2000 and 2001, the Portfolios paid the following brokerage commissions with respect to portfolio transactions:

                                                   Total $ Amount of          % of Total Brokerage        % of Total Brokerage
                      Total $ Amount of        Brokerage Commission Paid      Commissions Paid to        Transactions Effected
                 Brokerage Commissions Paid          to Affiliates             Affiliated Brokers      Through Affiliated Brokers

Portfolio          1999      2000     2001      1999     2000      2001     1999      2000     2001     1999     2000      2001
---------          ----      ----     ----      ----     ----      ----     ----      ----     ----     ----     ----      ----
Growth            52,495    72,252   117,501   20,430   24,060    21,026    38.92    33.30     17.89   41.77    11.18     23.97
Portfolio

Value Portfolio  141,248   129,247   342,217   62,129   37,074   157,865    43.99    28.68     46.13   37.34    36.36     19.92

Tax-Managed         *       23,741   18,302      *         0        0         *        0         0       *        0         0
Portfolio

Small Cap           *       47,180   100,149     *        506     59,696      *       1.07     59.61     *       0.45     23.73
Value Portfolio

International       *         *      109,279     *         *        0         *        *         0       *        *         0
Equity
Portfolio

Intermediate-Term  3,410     4,998     2,221    3,410     4,998    2,221      100      100       100     100      100       100
Portfolio

Michigan            0         0         0        0         0        0         0        0         0       0        0         0
Portfolio

Prime               0         0         0        0         0        0         0        0         0       0        0         0
Obligation
Portfolio

---------------------------------------------------
*    Had not commenced operations as of the end of the fiscal year.

                                Total $ Brokerage Commissions Paid to                Total $ Amount of
                                  SIDC in Connection With Repurchase               Brokerage Commissions
                                        Agreement Transactions                       Paid for Research

Portfolio                         1999           2000           2001          1999          2000          2001
---------                         ----           ----           ----          ----          ----          ----

Growth Portfolio                 1,308           888           1,430         39,308        10,390         31,203

Value Portfolio                   438           1,346          2,082         66,900        27,202         48,747

Tax-Managed Portfolio              *              0              0             *           4,208           3,876

Small Cap Value Portfolio          *             506           1,628           *           9,966           8,804

International Equity               *              *              0             *             *             0
Portfolio

Intermediate-Term Portfolio      3,410          4,998          2,221           0             0             0

Michigan Portfolio                 0              0              0             0             0             0

Prime Obligation Portfolio         0              0              0             0             0             0

The Adviser and/or Sub-Adviser(s) may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and/ or Sub-Adviser(s) and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser and/or Sub-Adviser(s) may give consideration to sales of shares of the Adviser and/or Sub-Adviser(s) as a factor in the selection of brokers and dealers to execute portfolio transactions for such Portfolio.

It is expected that the Adviser and/or Sub-Adviser(s) may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated thereunder by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser and/or Sub-Adviser(s) may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to a Portfolio or payment of certain Portfolio expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2001, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:

Portfolio                                  Name of Broker/Dealer       Type of Security Held       Dollar Amount
---------                                  ---------------------       ---------------------       -------------
                                                                                                    at FYE
                                                                                                    ------
Golden Oak Growth Portfolio                Morgan Stanley              Repurchase Agreement        $3,232,267

Golden Oak Value Portfolio                 Lehman Brothers             Equity                      $2,221,560

                                           Morgan Stanley              Repurchase Agreement        $2,094,747

Golden Oak Tax-Managed Equity Portfolio    N/A                         N/A                         N/A

Golden Oak Small Cap Value Portfolio       Morgan Stanley              Repurchase Agreement        $5,262,257

Golden Oak International Equity Portfolio                              N/A                         N/A

Golden Oak Intermediate-Term Income        Merrill Lynch               Debt                        $1,937,500
Portfolio
                                           Morgan Stanley Dean         Debt                        $5,075,582
                                           Witter, Discover

                                           Paine Webber Group          Debt                        $2,190,000

                                           Morgan Stanley              Repurchase Agreement        $3,907,815

Golden Oak Michigan Tax Free Bond                                      N/A                         N/A
Portfolio

Golden Oak Prime Obligation Money Market   J.P. Morgan                 Debt                        $1,500,000
Portfolio
                                           Lehman Brothers             Repurchase Agreement        $4,400,000

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of May 5, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

------------------------------------------- -------------------------------------- ----------------------- ----------------
               Name of Fund                    Name and Address of Shareholder     Account Share Balance     Percent of
                                                                                                             Total Share

------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak Growth Portfolio Institutional   Citizens Bank                          5,876,946.0130          96.55%
Class                                       C/o Trust Operations 332021
                                            101 N. Washington Ave.
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak Growth Portfolio Class A         Invesco Trust Co                       817,409.3800            86.58%
                                            The Citizens Banking Corporation
                                            Preferred Savings Plan
                                            P.O. Box 77405
                                            Atlanta, GA 30357-1405

------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak Value  Portfolio  Institutional  Citizens Bank                          8,794,098.6730          94.06%
Class                                       C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak Value Portfolio  Class A         Invesco Trust Co                       829,012.4850            90.13%
                                            The Citizens Banking Corporation
                                            Preferred Savings Plan
                                            P.O. Box 77405
                                            Atlanta, GA 30357-1405
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak  Tax-Managed  Equity  Portfolio  Citizens Bank                          3,776,458.5900          98.01%
Institutional Class                         C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak  Tax-Managed  Equity  Portfolio  Rosemary J. Hambleton TR               11,099.0580             12.19%
Class A                                     U/A U/A 02/11/1998
                                            The Hambleton Trust
                                            10326 Lafayette Ln
                                            Dimondale, MI 48831-9426

                                            Richard L. Burns TR                    16,856.1350             18.67%
                                            U/A 4/30/1990
                                            Burns Trust
                                            10 Deerhill Dr
                                            Rolling Hills, CA 90274-5110

                                            Donaldson Lufkin Jenrette              29,990.1130             33.21%
                                            Securities Corporation Inc.
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-2052

                                            Donaldson Lufkin Jenrette              29,550.9250             32.73%
                                            Securities Corporation Inc.
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-2052
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
    Golden Oak Small Cap Value Portfolio    Citizens Bank                        4,962,564.4630             97.00
Institutional Class                         C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden  Oak  Small  Cap  Value   Portfolio  Citizens Bank                          459,559.8930            96.51%
Class A                                     C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak International  Equity Portfolio  SEI Trust Corp.                        178,074.2740            5.08%
Institutional Class                         FBO Citizens Bank
                                            Attn Mutual Fund Admin
                                            1 Freedom Valley Drive
                                            Oaks, PA 19456

                                            Citizens Bank                          3,326,045.1500          94.92%
                                            C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak International  Equity Portfolio  Dana A. Czmer Ttee                     4,774.0890              7.48%
Class A                                     FBO The Dana A. Czmer Trust
                                            U/A DTD 07/07/76
                                            532 Ashwood
                                            Flushing, MI 484333-1329

                                            SEI Trust Corp                                                 48.17%
                                            FBO Citizens Bank                      30,732.0040
                                            Attn Mutual Fund Admin
                                            1 Freedom Valley Drive
                                            Oaks, PA 19456

                                            BISYS Brokerage Services Inc                                   43.77%
                                            FBO Citizens Banking Corporation       27,928.8490
                                            Preferred Savings Plan
                                            P.O. Box 4054
                                            Concord, CA 94524-4054
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden   Oak   Intermediate-Term    Income  Citizens Bank                          15,299,625.0530         97.41%
Portfolio Institutional Class               C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden   Oak   Intermediate-Term    Income  SEI Trust Corp                         68,542.6030             9.68%
Portfolio Class A                           FBO Citizens Bank
                                            Attn Mutual Fund Admin
                                            1 Freedom Valley Drive
                                            Oaks, PA 19456

                                            Invesco Trust Co                       620,737.7430            87.69%
                                            The Citizens Banking Corporation
                                            Preferred Savings Plan
                                            P.O. Box 77405
                                            Atlanta, GA 30357-1405
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden   Oak   Michigan   Tax  Free   Bond  Citizens Bank                          8,322,617.2960          99.27%
Portfolio Institutional Class               C/o Trust Operations 332021
                                            101 N. Washington Ave
                                            Saginaw, MI 48607-1206

------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden   Oak   Michigan   Tax  Free   Bond  Herbert R. Houghton Tr                 14,608.1680             20.91%
Portfolio Class A                           U/A DTD 01/22/1997
                                            The Dorothy M. Houghten Living Trust
                                            P.O. Box 44
                                            1177 Astwood Mems Ln
                                            Saint Johns, MI 48879-2074

                                            Donaldson Lufkin Jenrette
                                            Securities Corporation Inc             12,358.8610             17.69%
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-2052

                                            Donaldson Lufkin Jenrette
                                            Securities Corporation Inc             7,986.9480              11.43%
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-2052

                                            Donaldson Lufkin Jenrette
                                            Securities Corporation Inc             20,179.5490             28.88%
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-2052

                                            Donaldson Lufkin Jenrette
                                            Securities Corporation Inc             7,301.7350              10.45%
                                            P.O. Box 2052
                                            Jersey City, NJ 07303-2052
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak Prime  Obligation  Money Market  Citizens Bank                          125,981,057.1100        94.84%
Portfolio Institutional Class               C/o Trust Operations 332021
                                            101 N. Washington Ave.
                                            Saginaw, MI 48607-1206
------------------------------------------- -------------------------------------- ----------------------- ----------------
------------------------------------------- -------------------------------------- ----------------------- ----------------
Golden Oak Prime  Obligation  Money Market  Robert B. Mackey Tr                    1,130,403.3100          8.34%
Portfolio Class A                           U/A 12/30/1994
                                            Robert B. Mackey Revoc Trust
                                            6166 Eastknoll Dr
                                            Grand Blanc, MI 48439-5001

                                            Invesco Trust Co
                                            The Citizens Banking Corporation       6,433,340.3200          47.49%
                                            Preferred Savings Plan
                                            P.O. Box 77405
                                            Atlanta, GA 30357-1405
------------------------------------------- -------------------------------------- ----------------------- ----------------

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 2001, and the Report of Independent Accountants of
PricewaterhouseCoopers LLP dated March 14, 2001 relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis affect the payment of interest and principal on a timely basis.

                         HANCOCK HORIZON FAMILY OF FUNDS

                                     Trust:
                                 The Arbor Fund

                                     Funds:
                      Treasury Securities Money Market Fund
                          Tax Exempt Money Market Fund
                           Strategic Income Bond Fund
                  Value Fund (Formerly Growth and Income Fund)
                                   Growth Fund

                               Investment Adviser:
                                Horizon Advisers

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It is intended to provide additional information about the activities and operations of the Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Strategic Income Bond Fund, Value Fund and Growth Fund (each a "Fund" and collectively, the "Funds"), separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectuses dated May 31, 2001. The Prospectuses may be obtained by calling 1-888-346-6300.

                                TABLE OF CONTENTS

THE FUNDS AND THE TRUST....................................................S-1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS............................S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS......................S-6
INVESTMENT LIMITATIONS....................................................S-17
THE ADVISER, TRANSFER AGENT AND CUSTODIAN.................................S-19
SUB-ADVISER...............................................................S-21
THE ADMINISTRATOR.........................................................S-21
THE DISTRIBUTOR...........................................................S-23
CODES OF ETHICS...........................................................S-25
INDEPENDENT PUBLIC ACCOUNTANTS............................................S-25
LEGAL COUNSEL.............................................................S-25
TRUSTEES AND OFFICERS OF THE TRUST........................................S-25
PERFORMANCE INFORMATION...................................................S-29
COMPUTATION OF YIELD......................................................S-29
CALCULATION OF TOTAL RETURN...............................................S-29
PURCHASING SHARES.........................................................S-30
REDEEMING SHARES..........................................................S-30
DETERMINATION OF NET ASSET VALUE..........................................S-31
TAXES.....................................................................S-32
PORTFOLIO TRANSACTIONS....................................................S-35
DESCRIPTION OF SHARES.....................................................S-39
SHAREHOLDER LIABILITY.....................................................S-39

                                TABLE OF CONTENTS
                                   (continued)


                                                                          Page

5% AND 25% SHAREHOLDERS...................................................S-40
EXPERTS...................................................................S-41
FINANCIAL STATEMENTS......................................................S-41
APPENDIX...................................................................A-1


May 31, 2001

THE FUNDS AND THE TRUST

This Statement of Additional Information relates to the Hancock Horizon Family of Funds (the "Funds"), a group of mutual funds. The Funds consist of the Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Strategic Income Bond Fund, Value Fund and Growth Fund (each a "Fund," and collectively, the "Funds"). The Funds are a separate series of The Arbor Fund (the "Trust"), which offers a number of mutual fund series in addition to the Funds. The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. The Funds are offered in the following classes:

    ------------------------------------------ -----------------------------

                         FUNDS                            CLASSES

    ------------------------------------------ -----------------------------
    Treasury Securities Money Market Fund       Trust/Institutional Sweep/A
    ------------------------------------------ -----------------------------
    Tax Exempt Money Market Fund                          Trust/A
    ------------------------------------------ -----------------------------
    Strategic Income Bond Fund                           Trust/A/C
    ------------------------------------------ -----------------------------
    Value Fund                                           Trust/A/C
    ------------------------------------------ -----------------------------
    Growth Fund                                          Trust/A/C
    ------------------------------------------ -----------------------------

Each share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares."

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Treasury Securities Money Market Fund

The Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit, and in repurchase agreements involving such obligations. The Fund complies with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so. The Fund is not permitted to lend securities or purchase securities on a when-issued or delayed basis.

For  additional   information  regarding  Treasury  Obligations  and  repurchase agreements, see "Description of Permitted Investments and Risk Factors."

Tax Exempt Money Market Fund

The Tax Exempt Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its net assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax (collectively, "Municipal Securities"). The Fund will invest at least 80% of its assets in Municipal Securities the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax. This investment policy is a fundamental policy of the Fund. The Fund will purchase municipal bonds, municipal notes, municipal lease obligations, tax exempt money market mutual funds, and tax exempt commercial paper rated in the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, determined by the Adviser to be of comparable quality. Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Adviser will not invest more than 25% of the Fund's assets in Municipal Securities (a) whose issuers are located in the same state (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to Municipal Securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

The Fund may purchase municipal obligations with demand features, including variable and floating rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when issued" basis and purchase securities subject to a standby commitment.

The Fund may purchase securities on a when issued or delayed basis.

The Tax Exempt Money Market Fund may invest up to 20% of the Fund's net assets in the aggregate in taxable money market instruments, taxable money market mutual funds, and securities subject to the alternative minimum tax. Taxable money market instruments in which the Fund may invest consist of (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government, including STRIPs; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of 397 days or less issued by corporations with outstanding high quality commercial paper; (v) receipts; and (vi) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

The Fund may engage in securities lending and may also borrow money in amounts up to 33 1/3% of its net assets.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

General Investment Policies of the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund - Each Fund complies with regulations of the SEC applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations with remaining maturities of 397 days or less. Each Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) short-term rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) short-term rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

Strategic Income Bond Fund

The Strategic Income Bond Fund seeks to provide total return through current income and capital appreciation, consistent with the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund primarily invests (at least 65% of its assets) in fixed income obligations (i) issued by the U.S. Treasury; (ii) issued by U.S. government agencies; (iii) in mortgage-backed securities and (iv) investment grade U.S. corporate debt that are rated investment grade or higher, i.e., rated in one of the four highest rating categories by an NRSRO, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Additional fixed income securities in which the Fund may invest consist of: (i) privately issued mortgage-backed securities; (ii) obligations issued by the Canadian government; (iii) asset-backed securities; (iv) guaranteed investment contracts ("GICs"); (v) bank investment contracts ("BICs"); (vi) zero coupon obligations;
(vii)  floating or variable rate  instruments;  (viii) money market  securities;
(ix) convertible securities; (x) restricted securities; (xi) collateralized mortgage-backed securities ("CMOs"); and (xii) other investment companies. The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of five to fifteen years. There are no restrictions on the maturity of any single instrument.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

Value Fund

The Value Fund seeks to provide long-term capital appreciation with a secondary goal of current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund will be as fully invested as practicable (at least 65% of its assets) under normal conditions in common stocks. The Fund may also purchase warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Fund will invest in companies with equity market capitalizations in excess of $1 billion that the Adviser believes have a low current valuation relative to various measures of intrinsic value and potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in money market securities for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

Growth Fund

The Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks capital appreciation by investing primarily (at least 65% of its assets) in common stocks of U.S. companies with equity market capitalizations in excess of $1 billion whose sales and earnings are expected to grow at an above average rate of return. The Fund will be as fully invested as practicable in common stocks under normal conditions. The Fund may also purchase warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Adviser employs a strictly quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens companies primarily, but not exclusively, in the Russell 1000 Growth Index and assigns weightings to the following quantitative factors: 50% weighting to "earnings block" factors (such as earnings surprise or estimate revision), 30% weighting to "momentum block" factors (such as relative price strength or return on equity momentum), and 20% weighting to "valuation block" factors (such as relative price-to-earnings ratio and cash flow.) The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The  following are  descriptions  of the permitted  investments  and  investment practices  discussed  in  each  Fund's  respective  "Investment  Objectives  and
Policies" section and the associated risk factors. The Adviser or the Sub-Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies.

American Depositary Receipts ("ADRs"), Continental Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - ADRs are securities typically issued by a U.S. financial institution. ADRs evidence ownership interests in a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. Securities Markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed Securities - Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

Bank Obligations - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Corporations ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser.

Bankers' Acceptances - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

Bank Investment Contracts ("BICs") - BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

Certificates Of Deposit - Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial  Paper  -  Commercial  paper  is a term  used to  describe  unsecured
short-term   promissory   notes  issued  by  corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

Convertible Securities - Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Derivatives - Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICS, IOs and Pos), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussion of these various instruments.

Equity Securities - Equity securities include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Fixed Income Securities - Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Futures and Options on Futures - As consistent with a Fund's investment objectives, a Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC") for "bona fide hedging purposes" (as defined by the CFTC), or for other purposes to the extent the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of that Fund's net assets.

The Funds may buy and sell futures contracts and related options to manage their exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying securities, or securities represented by an index, are permitted investments of the Funds.

Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, high quality liquid assets in an amount at least equal in value to such obligations.

Illiquid Securities - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security and repurchase agreements of over seven days in length. Each Fund will not invest more than 15% (10% for the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund) of its net assets in such instruments.

Taxable Money Market Securities - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one-year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the Funds, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at time of purchase A-2 or higher by S&P or P2 or higher by Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by Standard & Poor's and Moody's respectively.

Mortgage-Backed Securities - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include, but are not limited to, conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life would be a security's actual average life. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities - These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as are GNMA certificates, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities - These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, Private Pass-Through Securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs") - CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.
Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs - A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in
REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Treasury.

REITs - REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the Trust.

Stripped Mortgage-Backed Securities ("SMBs") - SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Municipal Leases - Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

Municipal Securities - Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and, (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

Participation Interests - Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax. The Tax Exempt Money Market Fund may invest in participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

Options - Put and call options for various securities and indices are traded on national securities exchanges. As consistent with a Fund's investment objectives, options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

Repurchase Agreements - Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. A Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Restricted Securities - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. As consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Securities Lending - As consistent with a Fund's investment objectives, a Fund may engage in securities lending, under which securities are loaned pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government equal to at least 100% of the market value of the securities lent. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Short Sales - As consistent with a Fund's investment objectives, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

Separately Traded Interest and Principal Securities ("STRIPs") - STRIPs are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser or the Sub-Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser or the Sub-Adviser will only purchase STRIPS for the Treasury Securities Money Market Fund and Tax Exempt Money Market Fund, respectively, that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser or the Sub-Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

Short-Term Obligations of State and Local Government Issuers - The Funds may, when deemed appropriate by the Adviser or the Sub-Adviser, respectively, in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

Swaps, Caps, Floors and Collars - Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities, a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

Standby Commitments - Some securities dealers are willing to sell Municipal Securities to a Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Funds may enter into standby commitments only with those dealers whose credit the investment adviser believes to be of high quality.

Time Deposits - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. Government Agency Obligations - Obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, among others, FHLMC, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the a Fund's shares.

U.S. Treasury and U.S. Government Agency Securities - Any guarantee by the U.S. government of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. Treasury Obligations - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs").

Variable and Floating Rate Instruments - Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Warrants - Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued And Delayed Delivery Securities - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

Zero Coupon Securities - STRIPS and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Zero coupon securities are sold at a (unusually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities. In addition, for the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund only, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Non-Fundamental Policies

The following investment policies are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% (10% for the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund) of that Fund's net assets.

2.   Purchase securities on margin or effect short sales, except that a Fund may
     (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER, TRANSFER AGENT AND CUSTODIAN

Advisory Services - The Trust and Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank, have entered into an advisory agreement (the "Advisory Agreement") dated as of May 31, 2000 with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the appropriate Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

Hancock Bank is a wholly owned subsidiary of Hancock Bank Holding Company, a bank holding company headquartered in Gulfport, Mississippi. Hancock Bank's banking activities date to 1899 when Hancock Bank opened its doors in Bay St. Louis with a capitalization of $10,000. As of March 1, 2001, Hancock Bank had total consolidated assets of approximately $3 billion and operated 97 banking offices in the States of Mississippi and Louisiana. It offers commercial, consumer and mortgage loans, deposit services, as well as trust and fiduciary services, to individuals and middle market businesses in its respective market areas.

Horizon Advisers provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. Horizon Advisers employs approximately 80 people and manages approximately $3 billion in assets.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Treasury Securities Money Market Fund, 0.40%; Tax Exempt Money Market, 0.50%; Strategic Income Bond Fund, 0.60%; Value Fund, 0.80%; and Growth Fund, 0.80%. The Adviser has contractually agreed for a one-year period from the date of the prospectus to waive a portion of its fees in order to limit the total operating expenses of Trust, Institutional Sweep, Class A and Class C shares of the Funds, as follows:

                                                  Institutional
Fund                                  Trust Class  Sweep Class  Class A  Class C
----                                  -----------  -----------  -------  -------
Treasury Securities Money Market Fund    0.58%        0.83%      1.08%      *
Tax Exempt Money Market Fund             0.65%          *        0.90%      *
Strategic Income Bond Fund               0.75%          *        1.00%    1.75%
Value Fund                               1.00%          *        1.25%    2.00%
Growth Fund                              1.00%          *        1.25%    2.00%

* This class is not offered for the indicated Fund.

The Adviser reserves the right, in its sole discretion, to terminate all or part of its voluntary fee waiver at any time.

The Adviser will not be required to bear expenses of any Fund of the Trust to an extent which would result in a Fund's inability to qualify as a "regulated investment company" (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

For the fiscal period ended January 31, 2001, the Funds paid the following advisory fees to the Adviser:

                                         Fees Paid (000)       Fees Waived (000)

      Fund                                    2001                   2001
      ----                                    ----                   ----

Treasury Securities Money Market             $617                    $203
Fund

Tax Exempt Money Market Fund                  $0                      $0

Strategic Income Bond Fund                   $164                    $53

Value Fund                                   $145                    $35

Growth Fund *                                 $0                      $0

* Not in operation for period indicated.

Transfer Agency Services - Hancock Bank also serves as the Funds' transfer agent under a Transfer Agency and Service Agreement dated May 31, 2000. Hancock Bank receives an annual fee of $5,000 per class of each Fund under the Transfer Agency and Service Agreement.

Custodian Services - Hancock Bank acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock Bank at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.

Shareholder Services - The Funds and Hancock Bank have also entered into a shareholder servicing agreement pursuant to which Hancock Bank provides certain shareholder services to Class A, Class C, and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock Bank may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to client; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay Hancock Bank a fee at a rate of up to 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C and Institutional Sweep Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. Hancock Bank may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

SUB-ADVISER

The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Weiss, Peck & Greer, L.L.C. (WPG) dated May 31, 2000 relating to the Tax Exempt Money Market Fund. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

WPG is located at One New York Plaza, New York, NY 10004, serves as the Sub-Adviser and manages the Tax Exempt Money Market Fund on a day-to-day basis. WPG is a limited liability company founded as a limited partnership in 1970, and engages in investment management, venture capital management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. WPG selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees.

The continuance of the Sub-Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Adviser, the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund at any time, without the payment or any penalty, on sixty (60) days' written notice to WPG and may be terminated at any time by ninety (90) days' written notice to the Adviser of the Fund. This Agreement will immediately terminate in the event of its assignment or upon termination of the Sub-Advisory Agreement between the Adviser and the Trust with regard to the Fund (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WPG is entitled to a fee which is paid by the Adviser and which is calculated daily and paid monthly, at an annual rate of: .085% on the first $50 million of the Fund's average daily net assets; .075% on the next $100 million of the Fund's average daily net assets; .05% on the next $350 million of the Fund's average daily net assets; .04% on the next $500 million of the Fund's average daily net assets; and .03% of the Fund's average daily net assets over $1 billion. This fee will be computed daily and paid to the Sub-Adviser monthly.

As of the date of its Prospectus, the Fund had not commenced operations and it had not paid WPG any sub-advisory fees.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as the administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

   ------------------------------------ ------------------------------------
    Fee (as a percentage of aggregate
         average annual assets)              Aggregate Trust Assets
   ------------------------------------ ------------------------------------
                  0.15%                        First $100 million
   ------------------------------------ ------------------------------------
                 0.125%                        Next $250 million
   ------------------------------------ ------------------------------------
                  0.10%                        Next $400 million
   ------------------------------------ ------------------------------------
                  0.08%                        Over $750 million
   ------------------------------------ ------------------------------------

The foregoing fee is subject to an annual minimum as follows:

The Trust's cumulative minimum annual fee for the initial four Funds:

               $250,000 in the first year, broken down as follows:
               $200,000 in the first six months (calculated on an annualized basis)*
               $300,000 in the next six months(calculated on an annualized basis)
               $300,000 in the second year
               $400,000 in years three, four and five

* Minimums during the first six months of the Administration Agreement will accrue each month, and, if not paid monthly, the total amount due for the six months will be paid in full in the seventh month.

A maximum of five new Funds (in addition to the original four as noted above) may be opened and applied to the cumulative pricing model during the original five-year term. The following sets forth the cumulative minimum annual fee for the Trust for the specified number of Funds:

  ------------- ------------------ ------------------ -----------------------
                       Year 1             Year 2          Year 3 and After
  ------------- ------------------ ------------------ -----------------------
  5 Funds             $350,000           $400,000             $500,000
  ------------- ------------------ ------------------ -----------------------
  6 Funds             $475,000           $525,000             $625,000
  ------------- ------------------ ------------------ -----------------------
  7 Funds             $625,000           $675,000             $775,000
  ------------- ------------------ ------------------ -----------------------
  8 Funds             $800,000           $850,000             $950,000
  ------------- ------------------ ------------------ -----------------------
  9 Funds            $1,000,000         $1,050,000           $1,150,000
  ------------- ------------------ ------------------ -----------------------

For the tenth Fund and each Fund opened thereafter, the Trust will pay a minimum fee of $75,000 per Fund in addition to the cumulative minimum set forth above.

The minimum annual fee for each additional class of Shares of a Fund established after the initial three (3) classes of Shares per Fund is $10,000.

The Trust will be separately charged $6 per call for each incoming and outgoing investor service call. Further, if the Trust opens a Fund or a class directed toward retail investors, the Trust will use the Administrator's Voice Response Unit at the then-prevailing fee.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Funds until May 31, 2005 and shall continue in effect for successive periods of three years unless terminated by either party on not less than 90 days' written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy
Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI
Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

For the fiscal period ended January 31, 2001, the Administrator received the following fees:

                                            Fees Paid (000)    Fees Waived (000)

Fund                                              2001               2001
----                                              ----               ----

Treasury Securities Money Market Fund             $205                $0

Tax Exempt Money Market Fund*                      $0                 $0

Strategic Income Bond Fund                        $36                 $0

Value Fund                                        $24                 $0

Growth Fund*                                       $0                 $0

* Not in operation for period indicated.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distribution Plan

The Distribution Plan (the "Plan") provides that Class A Shares of the Treasury Securities Money Market Fund will pay the Distributor a fee of .25%, and Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund and will each pay the Distributor a fee of .75% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal period ended January 31, 2001, the Funds paid the following distribution fees:


                                         Class A Distribution Fees Paid           Class C Distribution Fees Paid
                                         ------------------------------           ------------------------------
Fund                                                  2001                                     2001
----                                                  ----                                     ----
Treasury Securities Money Market                     $23,655                                   N/A
Fund

Strategic Income Bond Fund                             N/A                                      $5

Value Fund                                             N/A                                      $5

Growth Fund *                                          N/A                                      $0

* Not in operation for period indicated.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes are on file with the Securities and Exchange Commission, and are available to the public.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee**-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)-- Trustee**-- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

EUGENE B. PETERS (DOB 06/03/29)-- Trustee**-- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-- Trustee**-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES R. FOGGO (DOB 06/30/64)-- President-- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68)-- Vice President and Assistant Secretary-- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP (1997 - 1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994 - 1997).

TIMOTHY D. BARTO (DOB 03/28/68)-- Vice President and Assistant Secretary --Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1993-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

JENNIFER SPRATLEY, CPA (DOB 02/13/69) -- Treasurer and Chief Financial Officer -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

SHERRY KAJDAN VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation (1992-2000).

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius, LLP (law firm) since 1989, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

THOMAS P. LEMKE (DOB 07/30/54) -- Assistant Secretary -- Partner, Morgan, Lewis & Bockius LLP (law firm) since 1998; member of the Investment Company Institute's Board of Governors (1997-1999); Senior Vice President, Secretary and General Counsel, Strong Capital Management, Inc. (1994-1999).

JOHN M. FORD (DOB 09/11/69) -- Assistant Secretary -- 1800 M Street, NW, Washington, DC 20036, Associate, Morgan, Lewis & Bockius, LLP (law firm) since 1998, counsel to the Trust, SEI Investments, the Administrator and the Distributor.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters, Sullivan and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended January 31, 2001.

====================== ===================== ====================== ===================== ===========================
                            Aggregate             Pension or          Estimated Annual     Total Compensation From
                        Compensation From     Retirement Benefits      Benefits Upon        Trust and Fund Complex
                        the Trust for the     Accrued as Part of         Retirement        Paid to Trustees for the
                        Fiscal year Ended        Fund Expenses                                Fiscal Year Ended
Name of Person               1/31/01                                                              1/31/01(1)
---------------------- --------------------- ---------------------- --------------------- ---------------------------
John T. Cooney         $12,037.86                     N/A                   N/A           $12,037.86 for service on
                                                                                          one (1) board
---------------------- --------------------- ---------------------- --------------------- ---------------------------

Robert Patterson       $12,037.86                     N/A                   N/A           $12,037.86 for service on
                                                                                          one (1) board
---------------------- --------------------- ---------------------- --------------------- ---------------------------

Eugene B. Peters       $12,037.86                     N/A                   N/A           $12,037.86 for service on
                                                                                          one (1) board
---------------------- --------------------- ---------------------- --------------------- ---------------------------

James M. Storey        $12,037.86                     N/A                   N/A           $12,037.86 for service on
                                                                                          one (1) board
---------------------- --------------------- ---------------------- --------------------- ---------------------------

George J. Sullivan     $12,037.86                     N/A                   N/A           $12,037.86 for service on
                                                                                          one (1) board
---------------------- --------------------- ---------------------- --------------------- ---------------------------

====================== ===================== ====================== ===================== ===========================
                            Aggregate             Pension or          Estimated Annual     Total Compensation From
                        Compensation From     Retirement Benefits      Benefits Upon        Trust and Fund Complex
                        the Trust for the     Accrued as Part of         Retirement        Paid to Trustees for the
                        Fiscal year Ended        Fund Expenses                                Fiscal Year Ended
Name of Person               1/31/01                                                              1/31/01(1)
---------------------- --------------------- ---------------------- --------------------- ---------------------------
William M. Doran*      $0                             N/A                   N/A           $0 for service on one (1)
                                                                                          board

---------------------- --------------------- ---------------------- --------------------- ---------------------------

Robert A. Nesher*      $0                             N/A                   N/A           $0 for service on one (1)
                                                                                          board

---------------------- --------------------- ---------------------- --------------------- ---------------------------

(1)  The Arbor Fund is the only Trust in the Fund Complex.
*    A Trustee who is an "interested person" as defined by the 1940 Act.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise yield, effective yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

The Funds may periodically compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

No representation can be made concerning actual future yields or returns. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)(6)-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

The total return of the Funds refer to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return for the Funds from inception through January 31, 2001 and for the one-year and since inception periods ended January 31, 2001 were as follows:

Fund                                    Class                 Since Inception**
----                                    -----                 -----------------
Treasury Securities Money Market Fund   Trust                 3.96%
                                        Institutional Sweep   3.79%
                                        Class A               3.63%

Tax Exempt Money Market Fund*           Trust                 N/A
                                        Class A               N/A

Strategic Income Bond Fund              Trust                 8.56%
                                        Class A               8.38%
                                        Class C               7.92%

Value Fund                              Trust                 10.11%
                                        Class A               9.90%
                                        Class C               9.40%

Growth Fund*                            Trust                 N/A
                                        Class A               N/A
                                        Class C               N/A

*    Not in operation for the period indicated.
**   May 31, 2000.

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange (and the Federal Reserve for the Money Market Funds) and Hancock Bank are open for business (a "Business Day"). Shares of the Funds are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Trading takes place in various markets on days that are not Business Days and the Funds' net asset values are not calculated. As a result, events affecting the values of the Funds' securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Funds' calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

Treasury Securities Money Market Fund and Tax Exempt Money Market Fund -- The net asset value per share of the Money Market Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price each Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of each Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by each Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in each Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in each Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Funds' use of amortized cost and the maintenance of each Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures that are reasonably designed to stabilize the net asset value per share at $1.00 for each Fund. Such procedures include the determination of the extent of deviation, if any, of each Fund's current net asset value per share calculated using available market quotations from each Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if each Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of each Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

Strategic Income Bond Fund, Value Fund and Growth Fund -- The securities of the Fixed Income Funds and the Equity Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

Each Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

In order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net Tax Exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.

Although the Funds intend to distribute substantially all of its net investment income and may distribute its net realized capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its net income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board retains the right not to maintain a Fund's RIC status if it determines such course of action to be beneficial to shareholders.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Fund Distributions

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of a Fund's earnings and profits. The Funds anticipate that they will distribute substantially all of their investment company taxable income for each taxable year.

A Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (net capital gains). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held shares. If any such gains are retained, a Fund will pay federal income tax thereon, and, if such Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC, generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by a portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is expected that such distributions will generally qualify for the corporate dividends-received deduction.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold, or exchanged.

Investors should be careful to consider the tax implications of purchasing a Fund's shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distributions. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by a Fund prior to the investor's purchase.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

A Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by a Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

Generally, if you hold your shares as a capital asset, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax

If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), a Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. A Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon, but can make no assurances that such tax will be eliminated.

State and Local Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

A Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.

The money market instruments in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of Fund securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate some or all commission brokerage business generated by the Trust and accounts under management by the Adviser, to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, Fund transactions that generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal period ended January 31, 2001, the Funds paid the following brokerage commissions with respect to portfolio transactions:

                  Total $       Total $ Amount    % of Total    % of Total        Total            Total $ Amount
                  Amount of     of Brokerage      Brokerage     Brokerage         Brokerage        of Brokerage
                  Brokerage     Commission Paid   Commissions   Transactions      Commissions      Commissions
                  Commissions   to Affiliates     Paid to       Effected          Paid to SIDC     Paid for
                  Paid                            Affiliated    Through           in Connection    Research
                                                  Brokers       Affiliated        With
                                                                Brokers           Repurchase
                                                                                  Agreement
                                                                                  Transactions

Fund                  2001            2001            2001            2001             2001             2001
----                  ----            ----            ----            ----             ----             ----
Treasury             66,181          66,181           100             100             66,181              0
Securities Money
Market Fund

Strategic             945             945             100             100               945               0
Income Bond
Fund

Value Fund           76,300           212              0               42               212            76,088

Growth Fund *          0               0               0               0                 0                0

* Not in operation for the period indicated.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Trust, at the request of the Distributor, gives consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

The Adviser may, consistent with the interest of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2001, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:

Fund                                 Name of Broker/Dealer          Type of Security Held       Dollar Amount at
----                                 ---------------------          ---------------------       ----------------
                                                                                                    FYE (000)
                                                                                                    ---------
Treasury Securities Money                     N/A                            N/A                       N/A
Market Fund

Tax Exempt Money Market Fund*                 N/A                            N/A                       N/A

Strategic Income Bond Fund                    N/A                            N/A                       N/A

Value Fund                                  Lehman                         Equity                      436

                                  Morgan Stanley Dean Witter        Repurchase Agreement              1,197


Fund                                 Name of Broker/Dealer          Type of Security Held       Dollar Amount at
----                                 ---------------------          ---------------------       ----------------
                                                                                                    FYE (000)
                                                                                                    ---------

                                         Bear Stearns                      Equity                      362

                                           Citigroup                       Equity                      377

                                         Merrill Lynch                     Equity                      313

Growth Fund*                                  N/A                            N/A                       N/A

* Not in operation for the period indicated.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of May 5, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

Treasury Securities Money Market Fund - Trust Class:

Hancock Bank, P. O. Box 4019, Gulfport, MS 39502; 99.9%

Treasury Securities Money Market Fund - Institutional Sweep Class:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 99.9%

Treasury Securities Money Market Fund - Class A:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 34.5%

HB Cash Mgmt., P. O. Box 4019, Gulfport, MS  39502; 11.2%

NFSC, 200 Liberty St. 1 World Fin. Ctr., New York, NY  10281; 54.3%

Strategic Income Bond Fund - Trust Class:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 99.1%

Strategic Income Bond Fund - Class A:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 99.9%

Strategic Income Bond Fund - Class C:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 90.9%

Value Fund - Trust Class:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 98.3%

Value Fund - Class A:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 99.9%

Value Fund - Class C:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 90.9%

Growth Fund - Trust Class:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 99.9%

Growth Fund - Class A:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 90.9%

Growth Fund - Class C:

Hancock Bank, P. O. Box 4019, Gulfport, MS  39502; 90.9%

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended January 31, 2001, and the Report of Independent Accountants of PricewaterhouseCoopers LLP dated March 14, 2001 relating to the financial statements, including the financial highlights of the Funds are incorporated herein by reference.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

- Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB--rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 31

Item 23. Exhibits:

(a) Registrant's Agreement and Declaration of Trust, originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1992, is incorporated herein by reference to exhibit (1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(b)      Registrant's amended By-laws are filed herewith.

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak Diversified Growth Portfolio, the Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio, originally filed as exhibit 5(b) with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on January 13, 1993, is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(2) Investment Sub-Advisory Agreement by and among Registrant, Citizens Commercial and Savings Bank and Wellington Management Company, LLP with respect to the Golden Oak Prime Obligation Money Market Portfolio is incorporated herein by reference to exhibit 5(c) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

(d)(3) Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Portfolios, originally filed as exhibit 5(h) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(d) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on April 2, 1997.

(d)(4) Investment Sub-Advisory Agreement by and among the Registrant, One Valley Bank, National Association, and Wellington Management Company, LLP with respect to the OVB Prime Obligations Portfolio, originally filed as exhibit 5(i) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(e) of

         Post-Effective  Amendment  No.  17  to  Registrant's   Registration
         Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(5) Investment Advisory Agreement between the Registrant and Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund, originally filed as exhibit 5(j), with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 5(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(6) Schedule B to Investment Advisory Agreement between the Registrant and Citizens Commercial & Savings Bank with respect to Golden Oak Growth and Income Portfolio, originally filed as exhibit 5(l) with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on September 30, 1994 is incorporated herein by reference to exhibit 5(g) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

(d)(7) Schedule to the Investment Advisory Agreement between Registrant and Capitoline Investment Services Incorporated with respect to the Prime Obligations Fund, originally filed as exhibit 5(q) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(8) Investment Sub-Advisory Agreement by and among the Registrant and Citizens Bank and Nicholas-Applegate Capital Management with respect to the Golden Oak Diversified Growth Portfolio, originally filed as exhibit 5(u), is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 29, 1996.

(d)(9) Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Equity Income Portfolio, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on February 28, 1997.

(d)(10) Investment Sub-Advisory Agreement by and among the Registrant, Citizens Bank and Systematic Financial Management, L.P. with respect to the Golden Oak Value Portfolio is incorporated herein by reference to exhibit 5(j) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(d)(11) Amendment to Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(d)(12) Schedule A to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

(d)(13) Amendment to the Investment Sub-Advisory Agreement by and between Citizens Bank and Systematic Financial Management, L.P. is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

(d)(14) Amended Schedule A dated February 22, 1999 to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

(d)(15) Amendment No. 2 dated February 22, 1999 to the Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 28, 1999.

(d)(16) Amended and Restated Investment Advisory Agreement between the Registrant and Horizon Advisors with respect to the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Tax Exempt Money Market Fund, Hancock Horizon Value Fund, Hancock Horizon Strategic Income Fund and Hancock Horizon Growth Fund is filed herewith.

(d)(17) Amended and Restated Investment Sub-Advisory Agreement between and among Registrant, Horizon Advisers and Weiss, Peck & Greer L.L.C. with respect to the Hancock Horizon Tax Exempt Money Market Fund is filed herewith.

(d)(18) Amended Schedule to Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak International Equity Portfolio is incorporated herein by reference to exhibit (d)(18) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(d)(19) Investment Sub-Advisory Agreement between and among the Registrant, Citizens Commercial and Savings Bank and BlackRock International, Ltd., with respect to the Golden Oak International Equity Portfolio incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(d)(20) Investment Advisory Agreement between the Registrant and Branch Banking and Trust Company with respect to the OVB Portfolios is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(d)(21) Investment Sub-Advisory Agreement between and among the Registrant, Branch Banking and Trust Company and Wellington Management Company with respect to the OVB Prime Obligations Portfolio is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(d)(22) Form of Assignment and Assumption Agreement between Branch Banking and Trust Company and BB&T Asset Management, LLC with respect to the OVB funds is filed herewith.

(d)(23) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Golden Oak funds is filed herewith.

(d)(24) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Nicholas-Applegate Capital Management, LP for the Golden Oak Growth and Tax-Managed Equity Funds is filed herewith.

(d)(25) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Systematic Financial Management, LP for the Golden Oak Value and Small Cap Value Funds is filed herewith.

(d)(26) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with BlackRock International Ltd. for the Golden International Equity Fund is filed herewith.

(d)(27) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Wellington Management Company for the Golden Oak Prime Obligation Money Market Fund is filed herewith.

(e)(1) Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(e)(2) Transfer Agent Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 6(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

(e)(3) Transfer Agent Agreement between Registrant and Crestar Bank is incorporated herein by reference to exhibit 6(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

(e)(4) Transfer Agent Agreement between Registrant and Supervised Service Company is incorporated herein by reference to exhibit 6(d) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

(e)(5) Amendment to Transfer Agent Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 6(e) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(e)(6) Amended and restated Schedule A, relating to The Golden Oak Family of Funds, to the Distribution Plan is incorporated herein by reference to exhibit (e)(6) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

(e)(7) Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust is filed herewith.

(f)      Not Applicable.

(g)(1) Custodian Agreement between Registrant and CoreStates Bank N.A., originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 8(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(g)(2) Custodian Agreement between Registrant and Crestar Bank, originally filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 8(b) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

(g)(3) Amendment to Custodian Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 8(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(g)(4) Custody Agreement between Registrant and Hancock Bank and Trust is filed herewith.

(g)(5) Custodian Agreement between Registrant and State Street Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(h)(1) Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated January 28, 1993 for the Golden Oak Portfolios and forms of Schedule for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on July 29, 1993.

(h)(2) Schedule, relating to the OVB Prime Obligations, OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities and OVB West Virginia Tax-Exempt Income Portfolios (the "OVB Portfolios"), to Administration Agreement by and between the Registrant and SEI Financial Management Corporation dated as of January 28, 1993 is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(3) Schedule relating to U.S. Government Securities Money Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 9(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(4) Schedule dated May 19, 1997, relating to the Golden Oak Portfolios, to Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(5) Administration Agreement between Registrant and SEI Financial Corporation with Schedule dated January 28, 1993 as amended and restated on May 17, 1994 for Golden Oak Portfolios, the Prudential Portfolios and the OVB Portfolios, originally filed as exhibit 5(o) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(6) Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated August 1, 1994, originally filed as exhibit 5(p) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on

         Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(7) Schedule relating to the Prime Obligations Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation, originally filed as exhibit 5(p) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 9(g) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(8) Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated January 28, 1993, to SEI Fund Resources is incorporated herein by reference to exhibit 9(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(9) Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated June 1, 1996, to SEI Fund Resources is incorporated herein by reference to exhibit 9(i) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(10) Schedule dated November 23, 1998 to the Administration Agreement, relating to the OVB Family of Funds, between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

(h)(11) Schedule dated February 22, 1999 to the Administration Agreement, relating to The Golden Oak Family of Funds, between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit
         (h)(11) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

(h)(12) Schedule relating to the Hancock Bank Treasury Securities Money Market Fund, Hancock Bank Tax Exempt Money Market Fund, Hancock Bank Strategic Income Fund and Hancock Bank Growth and Income Fund, to the Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 16, 2000.

(h)(13) Revised Schedule relating to the Golden Oak International Equity Portfolio, to the Administration Agreement is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(h)(14) Revised Schedule relating to the Hancock Horizon Funds, to the Administration Agreement is incorporated herein by reference to exhibit
         (h)(14) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(h)(15) Shareholder Services Plan relating to the Hancock Bank Family of Funds is incorporated herein by reference to exhibit (h)(15) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(h)(16) Shareholder Services Agreement between the Registrant and Hancock Bank is filed herewith.

(h)(17) Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(h)(18) Contractual Fee Waiver Agreement between the Registrant and Horizon Advisers is filed herewith.

(i)      Consent of Legal Counsel is filed herewith.

(j) Consent of Independent Public Accountants (PricewaterhouseCoopers LLC) is filed herewith.

(k)      Not Applicable.

(l)      Not Applicable.

(m)(1) Registrant's Distribution Plan with respect to the Class B shares of the Golden Oak Portfolios (except Golden Oak Growth and Income
         Portfolio), originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 15(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(m)(2) Registrant's Distribution Plan with respect to the Class B shares of the OVB Portfolios, originally filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 15(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(m)(3) Registrant's Distribution Plan with respect to the Class B Shares of the Golden Oak Growth and Income Portfolio is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(m)(4) Rule 18f-3 Multi-Class Plan, originally filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 15(d) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(m)(5) Distribution and Service Plan relating to the Golden Oak Family of Funds is incorporated herein by reference to exhibit (m)(5) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(m)(6) Amended and restated Schedule A, relating to The Golden Oak Family of Funds to the Distribution Plan is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(m)(7) Revised Distribution Plan relating to The Hancock Bank Family of Funds is incorporated herein by reference to exhibit (m)(7) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(n)(1) Amended and restated Rule 18f-3 Multi-Class Plan and Certificates of Class Designation are filed herewith.

(o)      Not Applicable.

(p)(1) Revised SEI Investments Company Code of Ethics and Insider Trading Policy dated December 2000 is filed herewith.

(p)(2) Revised Systematic Financial Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(3)   Citizens Bank Code of Ethics is filed herewith.

(p)(4) Wellington Management Company, LLP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(5) Weiss, Peck & Greer, L.L.C., Code of Ethics is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(6) Revised One Valley Bank, N.A., Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(7) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to exhibit (p)(7) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(8) Nicholas-Applegate Capital Management, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(9) BlackRock International, Ltd., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(10) The Arbor Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(11) Branch Banking and Trust Company Code of Ethics is incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(q)(1)   Powers of Attorney  for John T.  Cooney,  William M.  Doran,  Robert A.
         Nesher, Robert A. Patterson, Eugene B. Peters, George J. Sullivan, James M. Storey and James R. Foggo are incorporated herein by reference to exhibit (q) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(q)(2) Power of Attorney for Jennifer Spratley is incorporated herein by reference to exhibit (q)(2) of The Advisors' Inner Circle Fund's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 25. INDEMNIFICATION:

     Article VIII of the Agreement and Declaration of Trust filed as Exhibit A to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:


CB CAPITAL MANAGEMENT, INC.

     CB Capital Management, Inc. ("CB Capital"), is an Investment Adviser for the Registrant's Golden Oak Funds. The principal address of CB Capital is 328 South Saginaw, Flint, Michigan 48502. CB Capital is an investment adviser registered under the Advisers Act.


NAME AND POSITION WITH INVESTMENT      NAME OF OTHER COMPANY                   CONNECTION WITH OTHER COMPANY
ADVISER
Robert J. Vitito
Chairman of the Board,
President, CEO

John W. Ennest
Vice Chairman of the Board,
Director, CFO and Treasurer

Edward P. Abbott                       Abbott's Meat, Inc.                     President & CEO
Director

Hugo E. Braun, Jr.                     Braun Kendrick Finkbeiner P.L.C.        Attorney and Partner
Director

Victor E. George                       Victor George Oldsmobile, Inc           Chairman of the Board
Director

Jonathan E. Burroughs, II              JEB Enterprises                         President
Director

Joseph P. Day                          Bauner Engineering & Sales, Inc.        President
Director

Charles R. Weeks                       Citizens Banking Corporation            Chairman (retired)
Director

James L. Wolohan                       Wolohan Lumber Co.                      Chairman, President & CEO
Director

William C. Shedd                       Winegarden, Shedd, Haley                Attorney & Partner
Director                               Lindholm & Robertson

James E. Truesdell, Jr.                The Austin Group                        President & Secretary
Director

Kendall B. Williams                    The Williams Firm, P.C.                 Attorney at Law
Director

Ada C. Washington                                                              Community Volunteer
Director

Gary P. Drainville
Executive Vice President

Wayne G. Schaeffer
Executive Vice President

Thomas W. Gallagher
Senior Vice President, General
Counsel, Secretary

Richard J. Mitsdarfer
Senior Vice President and
General Auditor

Edward H. Newman
Senior Vice President &
Assistant Secretary

Thomas C. Shafer
Executive Vice President

Richard T. Albee
Senior Vice President

James M. VanTiflin
Director

Nicholas J. Cilfone
Executive Vice President

Lawrence O. Erickson                   Four-Way Tool & Die Engineering, Inc.   CEO
Director

Ronald E. Fenton                       BancSecurity Corporation                Retired President & CEO
Director

William J. Hank                        Farnham Investment Group                Chairman of the Board & CEO
Director

Gail E. Janssen                        F&M Bancorporation, Inc.                Retired Chairman of the Board
Director

Stephen J. Lazaroff                    Diversified Precision Products, Inc.    President
Director

William F. Nelson, Jr.                 Wm. F. Nelson Electric, Inc.            President
Director

Robert C. Safford                      Realty Development Corporation          Real Estate Developer
Director

Wayne G. Schaeffer
Executive Vice President

Jack S. Werner
Executive Vice President

Thomas W. Gallagher
Senior Vice President, General
Counsel & Secretary

BB&T ASSET MANAGEMENT

     BB&T Asset Management, LLC ("BB&T"), is an Investment Adviser for the Registrant's OVB Funds. The principal address of BB&T is 434 Fayetteville Street, Raleigh, NC 27626.


NAME AND POSITION WITH INVESTMENT        NAME OF OTHER COMPANY                       CONNECTION WITH OTHER COMPANY
ADVISER
John A. Allison, Chairman
and CEO
BB&T Corporation and
Branch Banking and Trust
Company

Dr. J. Ernest Lathem, M.D.,              Prostate Diagnostic Center                  Retired Medical Director
Personal Investments

Nelle Ratrie Chilton                     Dickinson Fuel Company, Inc.                Director and Vice President

James H. Maynard                         Investors Management Corporation            Chairman and CEO

Alfred E. Cleveland, Esq.                McCoy, Weaver, Wiggins, Cleveland & Raper   Partner

Joseph A. McAleer, Jr.,                  MACKK, LLC                                  Manager and Member
                                         Krispy Kreme Doughnut Franchise

J. Holmes Morrison                       Branch Banking & Trust Company              Executive Vice President
Former Chairman, President, and Chief
Executive Officer of One Valley
Bancorp, Inc.

Albert O. McCauley                       McCauley Moving & Storage of                President and CEO
                                         Fayetteville, Inc.

Ronald E. Deal                           Wesley Hall                                 Investor, Chairman

Richard L. Player, Jr.                   Player, Inc.                                Chairman

A.J. Dooley, Sr., Esq.                   Dooley, Dooley, Spence, Parker & Hipp,      Retired Partner
                                         P.A.

E. Edward Pleasants, Jr.                 PHC Holdings                                Chairman Emeritus and Director

Tom D. Efird                             Standard Distributors, Inc.                 President

Nido R. Qubein                           Creative Services, Inc.                     CEO

Paul S. Goldsmith                        William Goldsmith Company, Inc.             Chairman and President

E. Rhone Sasser                          United Carolina Bancshares Corporation      Former Chairman

Dr. L. Vincent Hackley                   Character Counts! Coalition                 Chairman

Jack E. Shaw                             Shaw Resources, Inc.                        CEO

Jane P. Helm                             Appalachian State University                Vice Chancellor for Business Affairs

Harold B. Wells                          Wells Chevrolet, Buick, Pontiac,            President
                                         Oldsmobile, GMC, Inc.
                                         Wells Chrysler, Dodge, Jeep, Inc.

Dr. Richard Janeway, M.D.                Wake Forest University School of Medicine   Exec. VP for Health Affairs,
                                                                                     Emeritus Professor, Medicine &
                                                                                     Management
John A.  Allison,  Chairman
and Chief Executive Officer

Henry G. Williamson, Jr.,
Chief Operating Officer

Kelly S. King, President

Robert E. Greene, Senior Executive
Vice President

W. Kendall Chalk, Senior Executive
Vice President

Scott E. Reed, Senior Executive Vice
President and Chief Financial Officer

Sherry A. Kellett, Senior Executive
Vice President and Controller

C. Leon Wilson, III, Senior Executive
Vice President


HORIZON ADVISERS

     Horizon Advisers is an Adviser for the Registrant's Funds. The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH INVESTMENT        NAME OF OTHER COMPANY                       CONNECTION WITH OTHER COMPANY
ADVISER
Joseph F. Boardman, Jr.                  Hancock Holding Company                     Director
Chairman

George A. Schloegel                      Hancock Holding Company                     Director
Vice Chairman & C.E.O

Leo W. Seal, Jr.                         Hancock Holding Company                     Director
President

Charles A. Webb, Jr.                     Hancock Holding Company                     E.V.P.
E.V.P. & Secretary

James R. Ginn                            Hancock Holding Company                     E.V.P.
E.V.P. & C.C.O

John M. Hairston                         Hancock Holding Company                     Sr. V.P.
Sr. V.P. & C.O.O.

Carl J. Chaney                           Hancock Holding Company                     Sr. V.P.
Sr. V.P. & C.F.O.

A. Hartie Spence                         Hancock Bank of Louisiana                   President
Officer

Robert E. Easterly                       Hancock Bank of Louisiana                   E.V.P.

Barbara P. Atchley                       Hancock Holding Company                     V.P.
V.P. & Director Human Resources

Clifton J. Saik                          Hancock Holding Company                     Sr. V.P.
Sr. V.P. & Sr. Trust Officer

Robert G. Chatham                        Hancock Holding Company                     V.P.
V.P. & Auditor

James B Estabrook, Jr                    Hancock Holding Company                     Director
Director

Charles H Johnson                        Hancock Holding Company                     Director
Director

Frank E. Bertucci                        Hancock Holding Company                     Director
Director

Victor Mavar                             Hancock Holding Company                     Director
Director

James H. Horne                           Hancock Holding Company                     Director
Director

Christine L. Smilek                      Hancock Holding Company                     Director
Director

Richard T. Hill                          Hancock Bank of Louisiana                   Louisiana Retail Manager
V.P. & Officer


NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LP

     Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate"), is a Sub-Adviser for the Registrant's Funds. The principal address of
Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, CA 92101. Nicholas-Applegate is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH INVESTMENT        NAME OF OTHER COMPANY           CONNECTION WITH OTHER COMPANY
ADVISER
Arthur E. Nicholas, Chairman                       --                                 --
of the Executive Committee

Catherine Somhegyi-Nicholas,                       --                                 --
Chief Investment Officer

Eric S. Sagerman, Head of                          --                                 --
Chief Marketing

John J.P. McDonnell, Chief                         --                                 --
Operating Officer

Allianz of America, Managing                       --                                 --
Partner


SYSTEMATIC FINANCIAL MANAGEMENT, LP

     Systematic Financial Management, LP ("Systematic") is a Sub-Adviser for the Registrant's Funds. The principal business address of it is 300 Frank W. Burr Boulevard, Glenpoint East, Teaneck, New Jersey 07666. Systematic is an investment adviser registered under the Adviser Act.

NAME AND POSITION WITH INVESTMENT        NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
ADVISER
Gyanendra K. Joshi, Senior                         --                                     --
Managing Director and
Chief Investment Officer

Daniel K. McCreesh,                                --                                     --
Managing Director and Senior
Portfolio Manager

Francis T. McGee, Chief                            --                                     --
Operating Officer

Kenneth W. Burgess III,                            --                                     --
Managing Director and
Portfolio Manager


WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP ("Wellington") is a Sub-Adviser for the Registrant's Funds. The principal business address of it is 75 State Street, Boston, Massachusetts 02109. Wellington is an investment adviser registered under the Adviser Act.

NAME AND POSITION WITH                     NAME OF OTHER COMPANY                    CONNECTION WITH
INVESTMENT ADVISER                                                                  OTHER COMPANY

Kenneth Lee Abrams, Partner                                  --                                    --

Nicholas Charles Adams, Partner                              --                                    --

Rand Charles Alexander, Partner                              --                                    --

Deborah Louise Allison, Partner            Wellington Trust Company, NA             Vice President

Steven C. Angeli, Partner                                    --                                    --

James Halsey Averill                                         --                                    --
General Partner

John F. Averill, Partner                   Wellington Hedge Management, Inc.        Vice President

Karl E. Bandtel, Partner                   Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Global Holdings, Ltd.         Sr. Vice President

                                           Wellington Hedge Management, Inc.        Sr. Vice President

Mark James Beckwith, Partner                                 --                                    --

Kevin J. Blake, Partner                                      --                                    --

William Nicholas Booth, Partner                              --                                    --

Michael J. Boudens, Partner                Wellington Global Administrator, Ltd.    Vice President

                                           Wellington Hedge Management, Inc.        Vice President

Paul Braverman, Partner                    Wellington Global Administrator, Ltd.    Treasurer

                                           Wellington Global Holdings, Ltd.         Treasurer

                                           Wellington Hedge Management, Inc.        Treasurer

                                           Wellington International Management      Treasurer
                                           Company, Pte Ltd.

                                           Wellington Management Global Holdings,   Treasurer
                                           Ltd.

                                           Wellington Management International,
                                           LLP                                      Partner & CFO

                                           Wellington Sales Corporation             President and Treasurer

                                           Wellington Trust Company, NA             Vice President and
                                                                                    Treasurer/Cashier

Robert A. Bruno, Partner                                     --                                    --

Maryann Evelyn Carroll, Partner                              --                                    --

Pamela Dippel, Partner                     Wellington Trust Company, NA             Vice President

Robert Lloyd Evans, Partner                                  --                                    --

Lisa de la Fuente Finkel, Partner          Wellington Global Administrator, Ltd.    Sr. Vice President & Director

                                           Wellington Global Holdings, Ltd.         Director

                                           Wellington Hedge Management, Inc.        Sr. Vice President

                                           Wellington Luxembourg S.C.A.             Supervisory Board

                                           Wellington Management Global Holdings,   Director
                                           Ltd.

                                           Wellington Sales Corporation             Sr. Vice President & Director

Mark T. Flaherty, Partner                  Wellington Trust Company, NA             Vice President

Charles Townsend Freeman, Partner                            --                                    --

Laurie Allen Gabriel, Partner              Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Global Holdings, Ltd.         Sr. Vice President & Director

                                           Wellington Trust Company, NA             Vice President

John Herrick Gooch, Partner                Wellington Global Administrator, Ltd.    President & Director

                                           Wellington Global Holdings, Ltd.         President & Director

                                           Wellington Hedge Management, Inc.        President

                                           Wellington Management Global Holdings,
                                           Ltd.                                     President & Director

                                           Wellington Management International,     Partner
                                           LLP

                                           Wellington Trust Company, NA             Vice President & Director

Nicholas Peter Greville, Partner           Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Global Holdings, Ltd.         Sr. Vice President

                                           Wellington International Management      Director
                                           Company Ptd Ltd.

                                           Wellington Management International,
                                           LLP                                      Partner

Paul J. Hamel, Partner                     Wellington Trust Company, NA             Vice President & Bank
                                                                                    Information Systems Officer

Lucius Tuttle Hill, III, Partner                             --                                    --

Jean M. Hynes, Partner                                       --                                    --

Paul David Kaplan, Partner                 Wellington Global Administrator, Ltd.    Director

                                           Wellington Global Holdings, Ltd.         Director

                                           Wellington Management Global Holdings,
                                           Ltd.                                     Director

John Charles Keogh, Partner                Wellington Trust Company, NA             Vice President

George Cabot Lodge, Jr., Partner           Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Hedge Management, Inc.        Sr. Vice President

Nancy Therese Lukitsh, Partner             Wellington Global Administrator, Ltd.    Sr. Vice President


                                           Wellington Hedge Management, Inc.        Sr. Vice President

                                           Wellington Trust Company, NA             Vice President & Director

Mark Thomas Lynch, Partner                                   --                                    --

Christine Smith Manfredi, Partner          Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Global Holdings, Ltd.         Sr. Vice President

                                           Wellington Hedge Management, Inc.        Sr. Vice President

                                           Wellington Trust Company, NA             Sr. Vice President

Earl Edward McEvoy                                           --                                    --
General Partner

Duncan Mathieu McFarland, Managing         Wellington Global Administrator, Ltd.    Chairman & Director
Partner
                                           Wellington Global Holdings, Ltd.         Chairman & Director

                                           Wellington Hedge Management, Inc.        Chairman & Director

                                           Wellington International Management      Director
                                           Company Pte. Ltd.

                                           Wellington Management Global Holdings,   Chairman & Director
                                           Ltd.

                                           Wellington Management International,
                                           LLP                                      Partner

                                           Wellington Trust Company, NA             Chairman of the Board & Director

Paul Mulford Mecray III, Partner                             --                                    --

Matthew Edward Megargel, Partner                             --                                    --

James Nelson Mordy, Partner                                  --                                    --

Diane Carol Nordin, Partner                Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Hedge Management, Inc.        Sr. Vice President

Stephen T. O'Brien, Partner                                  --                                    --

Andrew S. Offit, Partner                                     --                                    --

Edward Paul Owens, Partner                                   --                                    --

Saul Joseph Pannell, Partner                                 --                                    --

Thomas Louis Pappas, Partner                                 --                                    --

Jonathan Martin Payson, Partner            Wellington Global Administrator, Ltd.    Director

                                           Wellington Global Holdings, Ltd.         Director

                                           Wellington Management Global Holdings,
                                           Ltd.                                     Director

                                           Wellington Sales Corporation             Sr. Vice President

                                           Wellington Trust Company, NA             President & Director

Philip H. Perelmuter, Partner                                --                                    --

Robert Douglas Rands, Partner                                --                                    --

Eugene Edward Record, Jr.,                 Wellington Trust Company, NA             Vice President
Partner

James Albert Rullo, Partner                                  --                                    --

John Robert Ryan, Managing Partner         Wellington Hedge Management, Inc.        Director

Joseph Harold Schwartz, Partner                              --                                    --

James H. Shakin, Partner                                     --                                    --

Theodore Shasta, Partner                                     --                                    --

Binkley Calhoun Shorts, Partner                              --                                    --

Scott E. Simpson, Partner                  Wellington Hedge Management, Inc.        Director

Trond Skramstad, Partner                                     --                                    --

Catherine Anne Smith, Partner                                --                                    --

Stephen Albert Soderberg, Partner                            --                                    --

Eric Stromquist, Partner                   Wellington Hedge Management, Inc.        Sr. Vice President

Brendan James Swords, Partner              Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Hedge Management, Inc.        Sr. Vice President

Harriett Tee Taggart, Partner                                --                                    --

Perry Marques Traquina, Partner                              --                                    --

Gene Roger Tremblay, Partner                                 --                                    --

Michael Aaron Tyler, Partner                                 --                                    --

Mary Ann Tynan, Partner                    Wellington Luxembourg S.C.A.             Supervisory Board

                                           Wellington Management International,     Partner & Compliance Officer
                                           LLP

                                           Wellington Sales Corporation             Sr. Vice President, Clerk &
                                                                                    Director

                                           Wellington Trust Company, NA             Vice President & Trust Officer

Clare Villari, Partner                                       --                                    --

Ernst Hans von Metzsch, Partner            Wellington Global Administrator, Ltd.    Sr. Vice President

                                           Wellington Global Holdings, Ltd.         Sr. Vice President

                                           Wellington Hedge Management, Inc.        Sr. Vice President

James Leland Walters, Partner              Wellington Global Administrator, Ltd.    Deputy Chairman & Director

                                           Wellington Global Holdings, Ltd.         Deputy Chairman & Director

                                           Wellington International Management      Director
                                           Company Pte. Ltd.

                                           Wellington Luxembourg S.C.A.             Supervisory Board

                                           Wellington Management Global Holdings,
                                           Inc.                                     Deputy Chairman, Sr. Vice
                                                                                    President & Director

                                           Wellington Sales Corporation             Sr. Vice President, Assistant
                                                                                    Clerk & Director

                                           Wellington Trust Company, NA             Trust Counsel & Director

Kim Williams, Partner                                        --                                    --

Francis Vincent Wisneski, Partner                            --                                    --


WEISS, PECK & GREER, LLC

     Weiss, Peck and Greer, LLC ("WPG") is a sub-adviser for the Registrant's Hancock Horizon Tax-Exempt Fund. The principal business address for WPG is One New York Plaza, New York, NY 10004. WPG is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                   NAME OF OTHER COMPANY                  CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER

Gery Arthur MJ Daeninck, Membert of                       --                                     --
Managing Board

Pieter Korteweg, Member of Managing                       --                                     --
Board

Stephen Henry Weiss, Member of                            --                                     --
Managing Board

Phillip Greer, Member of Managing        FDX Corporation
Board
                                         Robert Mondavi Corporation
Roger James Weiss, Member                Opus360

Gill Rudy Cogan, Member of               Advanced System Products, Inc.                          --
Managing Board
                                         Airgate PCS Inc.

                                         APT System Products, Inc. (formerly
                                         CAPS Software, Inc.)

                                         Dyna Chip Corporation (formerly Dyna
                                         Logic Inc.)

                                         Electronics for Imaging (Public)

                                         Panorama Software, Inc.

                                         Quadlux, Inc.

                                         Times Ten Performance, Inc.
                                         (formerly Data Xe)

Ronald Monroe Hoffner, Member                             --                                     --

Cornelis T. L. Korthout, Member                           --                                     --

Wesley Warren Lang, Jr., Member          Chyron Corp.                                            --

                                         Lionheart Newspaper, Inc.

                                         MAC Acquisitions, L.P.

                                         Medifinancial Solutions, Inc.

                                         Michael Allen Designs

                                         Nationwide Credit Inc.

                                         Powell Plant Farms, Inc.

                                         Village Voice Media, LLC

Haakan Sub L.P., Member                                   --                                     --

Mulco Sub L.P., Member                                    --                                     --

Jacob Van Duijin, Member of Managing                      --                                     --
Board

Reinier Van Gerrevink, Member                             --                                     --

Athanassios Michas, Member, CEO and      NYSE - International Advisory Board
President



BLACKROCK INTERNATIONAL, LTD.

     BlackRock International, Ltd., ("BIL"), is a Sub-Adviser for the Registrant's Golden Oak International Equity Portfolio. The principal address of BIL is 40 Torphichen Street, Edinburgh, Scotland. BIL is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH                   NAME OF OTHER COMPANY                   CONNECTION WITH OTHER COMPANY
INVESTMENT ADVISER
Laurence Douglas Fink                    BlackRock, Inc.                         Chairman & CEO
Chairman & CEO
                                         BlackRock Financial Management, Inc.    Chairman & CEO

                                         BlackRock Advisors, Inc.                Chief Executive Officer

                                         BlackRock Institutional
                                         Management Corporation                  Chief Executive Officer

                                         BlackRock Capital Management, Inc.      Chief Executive Officer

                                         BlackRock (Japan) Inc.                  Chairman & CEO

Ralph Lewis Schlosstein                  Blackrock Investments, Inc.             Chairman & CEO
President & Director                     BlackRock, Inc.                         President & Director


                                         BlackRock Financial Management, Inc.    President & Director

                                         BlackRock Advisors, Inc.                President & Director

                                         BlackRock Institutional Management
                                         Corporation                             President & Director

                                         BlackRock Capital Management, Inc.      President & Director

                                         BlackRock (Japan) Inc.                  President & Director

Robert Steven Kapito                     BlackRock Investments, Inc.             Director
Vice Chairman & Director                 BlackRock, Inc.                         Vice Chairman

                                         BlackRock Financial Management, Inc.    Vice Chairman & Director

                                         BlackRock Advisors, Inc.                Vice Chairman & Director

                                         BlackRock Institutional Management
                                         Corporation                             Vice Chairman & Director

                                         BlackRock Capital Management, Inc.      Vice Chairman & Director

                                         BlackRock (Japan) Inc.                  Vice Chairman & Director

Robert Peter Connolly General Counsel    BlackRock Investments, Inc.             Director
& Managing Director ("MD")               BlackRock, Inc.                         MD, General Counsel & Secretary

                                         BlackRock Financial Management, Inc.    MD, General Counsel & Secretary

                                         BlackRock Advisors, Inc.                MD, General Counsel & Secretary

                                         BlackRock Institutional Management      MD, General Counsel & Secretary
                                         Corporation

                                         BlackRock Capital Management, Inc.      MD, General Counsel & Secretary

                                         BlackRock (Japan) Inc.                  MD, General Counsel & Secretary


Paul L. Audet                            BlackRock Investments, Inc.             General Counsel & Secretary

Chief Financial Officer & Managing       BlackRock, Inc.                         Chief Financial Officer & Managing
Director                                                                         Director

                                         BlackRock Financial Management, Inc.    Chief Financial Officer & Managing
                                                                                 Director

                                         BlackRock Advisors, Inc.                Director (2/00)

                                         BlackRock Institutional Management
                                         Corporation                             Director (2/00)

                                         BlackRock Capital Management, Inc.      Director (2/00)

                                         BlackRock (Japan) Inc.                  Chief Financial Officer & Managing
                                                                                 Director

Henry Gabbay                             BlackRock, Inc.                         Managing Director
Managing Director, Portfolio Compliance  BlackRock Financial Management, Inc.    Managing Director, Portfolio
                                                                                 Compliance

                                         BlackRock Advisors, Inc.                Managing Director, Portfolio
                                                                                 Compliance

                                         BlackRock Institutional Management
                                         Corporation                             Managing Director, Portfolio
                                                                                 Compliance

                                         BlackRock Capital Management, Inc.      Managing Director, Portfolio
                                                                                 Compliance

                                         BlackRock (Japan) Inc                   Managing Director, Portfolio
                                                                                 Compliance

                                         BlackRock Investments, Inc.             Chief Operating Officer (12/99)
Bartholomew Angelo Battista              BlackRock Financial Management, Inc.    Director, Regulatory Compliance
Director, Regulatory Compliance (1/00)
                                         BlackRock Advisors, Inc.                Director, Regulatory Compliance

                                         BlackRock Institutional Management
                                         Corporation                             Director, Regulatory Compliance

                                         BlackRock Capital Management, Inc.      Director, Regulatory Compliance

                                         BlackRock (Japan) Inc                   Director, Regulatory Compliance


Item 27.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                    July 15, 1982
SEI Liquid Asset Trust                                    November 29, 1982
SEI Tax Exempt Trust                                      December 3, 1982
SEI Index Funds                                           July 10, 1985
SEI Institutional Managed Trust                           January 22, 1987
SEI Institutional International Trust                     August 30, 1988
The Advisors' Inner Circle Fund                           November 14, 1991
The Pillar Funds                                          February 28, 1992
CUFUND                                                    May 1, 1992
STI Classic Funds                                         May 29, 1992
First American Funds, Inc.                                November 1, 1992
First American Investment Funds, Inc.                     November 1, 1992
The Arbor Fund                                            January 28, 1993
The PBHG Funds, Inc.                                      July 16, 1993
Bishop Street Funds                                       January 27, 1995
STI Classic Variable Trust                                August 18, 1995
ARK Funds                                                 November 1, 1995
Huntington Funds                                          January 11, 1996
SEI Asset Allocation Trust                                April 1, 1996
TIP Funds                                                 April 28, 1996
SEI Institutional Investments Trust                       June 14, 1996
First American Strategy Funds, Inc.                       October 1, 1996
HighMark Funds                                            February 15, 1997
Armada Funds                                              March 8, 1997
PBHG Insurance Series Fund, Inc.                          April 1, 1997
The Expedition Funds                                      June 9, 1997
Alpha Select Funds                                        January 1, 1998
Oak Associates Funds                                      February 27, 1998
The Nevis Fund, Inc.                                      June 29, 1998
CNI Charter Funds                                         April 1, 1999

The Armada Advantage Fund                                 May 1, 1999
Amerindo Funds Inc.                                       July 13, 1999
Huntington VA Funds                                       October 15, 1999
Friends Ivory Funds                                       December 16, 1999
iShares Inc.                                              January 28, 2000
SEI Insurance Products Trust                              March 29, 2000
iShares Trust                                             April 25, 2000
Pitcairn Funds                                            August 1, 2000
First Omaha Funds, Inc.                                   October 1, 2000
JohnsonFamily Funds, Inc.                                 November 1, 2000
The MDL Funds                                             January 24, 2001

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                                    Position and Office                    Positions and Offices
Name                                with Underwriter                       with Registrant
----                                ----------------                       ---------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors        --
Richard B. Lieb            Director, Executive Vice President                  --
Carmen V. Romeo            Director                                            --
Mark J. Held               President & Chief Operating Officer                 --
Dennis J. McGonigle        Executive Vice President                            --
Robert M. Silvestri        Chief Financial Officer & Treasurer                 --
Todd Cipperman             Senior Vice President & General Counsel             --
Leo J. Dolan, Jr.          Senior Vice President                               --
Carl A. Guarino            Senior Vice President                               --
Jack May                   Senior Vice President                               --
Hartland J. McKeown        Senior Vice President                               --
Kevin P. Robins            Senior Vice President                               --
Patrick K. Walsh           Senior Vice President                               --
Wayne M. Withrow           Senior Vice President                               --
Robert Aller               Vice President                                      --
John D. Anderson           Vice President & Managing Director                  --
Timothy D. Barto           Vice President & Assistant Secretary            Vice President &
                                                                           Assistant Secretary
Robert Crudup              Vice President & Managing Director                  --
Richard A. Deak            Vice President & Assistant Secretary                --
Scott W. Dellorfano        Vice President & Managing Director                  --
Barbara Doyne              Vice President                                      --


Jeff Drennen               Vice President                                      --
Scott C. Fanatico          Vice President & Managing Director                  --
Vic Galef                  Vice President & Managing Director                  --
Steven A. Gardner          Vice President & Managing Director                  --
Lydia A. Gavalis           Vice President & Assistant Secretary            Vice President &
                                                                           Assistant Secretary
Greg Gettinger             Vice President & Assistant Secretary                --
Kathy Heilig               Vice President                                      --
Jeff Jacobs                Vice President                                      --
Samuel King                Vice President                                      --
John Kirk                  Vice President & Managing Director                  --
Kim Kirk                   Vice President & Managing Director                  --
John Krzeminski            Vice President & Managing Director                  --
Alan H. Lauder             Vice President                                      --
Paul Lonergan              Vice President & Managing Director                  --
Ellen Marquis              Vice President                                      --
Christine M. McCullough    Vice President & Assistant Secretary            Vice President &
                                                                           Assistant Secretary
Carolyn McLaurin           Vice President & Managing Director                   --
Mark Nagle                 Vice President                                       --
Joanne Nelson              Vice President                                       --
Cynthia M. Parrish         Vice President & Secretary                           --
Rob Redican                Vice President                                       --
Maria Rinehart             Vice President                                       --
Steve Smith                Vice President                                       --
Daniel Spaventa            Vice President                                       --
Kathryn L. Stanton         Vice President                                       --
Lori L. White              Vice President & Assistant Secretary                 --
William E. Zitelli, Jr.    Vice President & Assistant Secretary            Vice President &
                                                                           Assistant Secretary

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a) With respect to Rules 31a-1(a);  31a-1(b)(1); (2)(a) and (b); (3); (6);
     (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

                           First Union National Bank
                           123 Broad Street
                           Philadelphia, PA 19109

                           HANCOCK HORIZON FUNDS
                           Hancock Bank and Trust

                           One Hancock Plaza
                           P.O. Box 4019
                           Gulfport, MS 39502

     (b)/(c) With respect to Rules  31a-1(a);  31a-1(b)(1),(4);  (2)(C) and (D);
     (4); (5); (6); (8); (9); (10);  (11); and 31a-1(f),  the required books and records are maintained at the offices of Registrant's Administrator:

                           SEI Investment Mutual Funds Services
                           Oaks, PA 19456

     (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

                           GOLDEN OAK PORTFOLIOS
                           CB Capital Management
                           One Citizens Banking Plaza
                           Flint, MI 48502

                           Wellington Management Company, LLP
                           75 State Street
                           Boston, MA 02109

                           Systematic Financial Management, L.P.
                           300 Frank W. Burr Blvd.
                           Glenpointe East, 7th Floor
                           Teaneck, NJ 07666

                           Nicholas-Applegate Capital Management, L.P.
                           600 West Broadway
                           29th Floor
                           San Diego, CA 92101

                           BlackRock International Ltd.
                           40 Torphichen Street
                           Edinburgh, Scotland EH2 3AH

                           OVB PORTFOLIOS
                           BB&T Asset Management
                           434 Fayetteville Street
                           Raleigh, NC 27601

                           Wellington Management Company, LLP
                           75 State Street
                           Boston, MA 02109

                           HANCOCK HORIZON FUNDS
                           Horizon Advisers
                           One Hancock Plaza
                           P.O. Box 4019
                           Gulfport, MS 39502

                           Weiss, Peck & Greer, LLC
                           One New York Plaza
                           New York, NY 10004


ITEM 29. MANAGEMENT SERVICES:

         None.

ITEM 30. UNDERTAKINGS:

         NONE

                                     NOTICE

     A copy of the Agreement and Declaration of Trust for The Arbor Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 31 to the Registration Statement No. 33-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 31st day of May, 2001.

                                                      THE ARBOR FUND

                                              By: /s/ James R. Foggo
                                                 -------------------------------
                                                  James R. Foggo, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

              *                      Trustee                        May 31, 2001
------------------------------
John T. Cooney

              *                      Trustee                        May 31, 2001
------------------------------
William M. Doran

              *                      Trustee                        May 31, 2001
------------------------------
Robert A. Nesher

              *                      Trustee                        May 31, 2001
------------------------------
Robert A. Patterson

              *                      Trustee                        May 31, 2001
------------------------------
Eugene B. Peters

              *                      Trustee                        May 31, 2001
------------------------------
James M. Storey

           *                         Trustee                        May 31, 2001
------------------------------
George J. Sullivan, Jr.

/s/ James R. Foggo                   President                      May 31, 2001
------------------------------
James R. Foggo

/s/ Jennifer Spratley                Controller &                   May 31, 2001
------------------------------       Chief Financial Officer
Jennifer Spratley

*By:  /s/ James R. Foggo
    ----------------------------
      James R. Foggo
      Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT

EX-99.A Registrant's Agreement and Declaration of Trust, originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1992, is incorporated herein by reference to exhibit (1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.B    Registrant's amended By-laws are filed herewith.

EX-99.C    Not Applicable.

EX-99.D1 Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak Diversified Growth Portfolio, the Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio, originally filed as exhibit 5(b) with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on January 13, 1993, is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D2 Investment Sub-Advisory Agreement by and among Registrant, Citizens Commercial and Savings Bank and Wellington Management Company, LLP with respect to the Golden Oak Prime Obligation Money Market Portfolio is incorporated herein by reference to exhibit 5(c) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

EX-99.D3 Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Portfolios, originally filed as exhibit 5(h) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(d) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D4 Investment Sub-Advisory Agreement by and among the Registrant, One Valley Bank, National Association, and Wellington Management Company, LLP with respect to the OVB Prime Obligations Portfolio, originally filed as exhibit 5(i) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on

           Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D5 Investment Advisory Agreement between the Registrant and Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund, originally filed as exhibit 5(j), with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 5(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D6 Schedule B to Investment Advisory Agreement between the Registrant and Citizens Commercial & Savings Bank with respect to Golden Oak Growth and Income Portfolio, originally filed as exhibit 5(l) with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on September 30, 1994 is incorporated herein by reference to exhibit 5(g) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

EX-99.D7 Schedule to the Investment Advisory Agreement between Registrant and Capitoline Investment Services Incorporated with respect to the Prime Obligations Fund, originally filed as exhibit 5(q) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D8 Investment Sub-Advisory Agreement by and among the Registrant and Citizens Bank and Nicholas-Applegate Capital Management with respect to the Golden Oak Diversified Growth Portfolio, originally filed as exhibit 5(u), is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 29, 1996.

EX-99.D9 Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Equity Income Portfolio, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on February 28, 1997.

EX-99.D10  Investment  Sub-Advisory  Agreement  by  and  among  the  Registrant,
           Citizens Bank and Systematic Financial Management, L.P. with respect to the Golden Oak Value Portfolio is incorporated herein by reference to exhibit 5(j) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.D11  Amendment to Investment  Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 20 to Registrant's Registration

           Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.D12  Schedule A to the Investment  Advisory  Agreement between  Registrant and  Citizens  Bank is  incorporated  herein by  reference to exhibit
           (d)(12) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

EX-99.D13  Amendment  to the  Investment  Sub-Advisory  Agreement by and between
           Citizens Bank and Systematic Financial Management, L.P. is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

EX-99.D14  Amended Schedule A dated February 22, 1999 to the Investment Advisory
           Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

EX-99.D15  Amendment   No.  2  dated   February  22,  1999  to  the   Investment
           Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit
           (d)(15) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 28, 1999.

EX-99.D16  Amended  and  Restated  Investment  Advisory  Agreement  between  the
           Registrant and Horizon Advisors with respect to the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Tax Exempt Money Market Fund, Hancock Horizon Value Fund, Hancock Horizon Strategic Income Fund and Hancock Horizon Growth Fund is filed herewith.

EX-99.D17  Amended and Restated  Investment  Sub-Advisory  Agreement between and among Registrant, Horizon Advisers and Weiss, Peck & Greer L.L.C. with respect to the Hancock Horizon Tax Exempt Money Market Fund is filed herewith.

EX-99.D18  Amended  Schedule  to  Investment   Advisory  Agreement  between  the
           Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak International Equity Portfolio is incorporated herein by reference to exhibit (d)(18) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.D19  Investment  Sub-Advisory  Agreement between and among the Registrant,
           Citizens Commercial and Savings Bank and BlackRock International, Ltd., with respect to the Golden Oak International Equity Portfolio incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.D20  Investment  Advisory  Agreement  between  the  Registrant  and Branch
           Banking and Trust Company with respect to the OVB Portfolios is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.D21  Investment  Sub-Advisory  Agreement between and among the Registrant,
           Branch Banking and Trust Company and Wellington Management Company with respect to the OVB Prime Obligations Portfolio is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.D22  Form of Assignment  and Assumption  Agreement  between Branch Banking and Trust Company and BB&T Asset Management, LLC with respect to the OVB funds is filed herewith.

EX-99.D23  Form of Assignment and Assumption Agreement between Citizens Bank and
           CB Capital Management, Inc. with respect to the Golden Oak funds is filed herewith.

EX-99.D24  Form of Assignment and Assumption Agreement between Citizens Bank and
           CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Nicholas-Applegate Capital Management, LP for the Golden Oak Growth and Tax-Managed Equity Funds is filed herewith.

EX-99.D25  Form of Assignment and Assumption Agreement between Citizens Bank and
           CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Systematic Financial Management, LP for the Golden Oak Value and Small Cap Value Funds is filed herewith.

EX-99.D26  Form of Assignment and Assumption Agreement between Citizens Bank and
           CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with BlackRock International Ltd. for the Golden International Equity Fund is filed herewith.

EX-99.D27  Form of Assignment and Assumption Agreement between Citizens Bank and
           CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Wellington Management Company for the Golden Oak Prime Obligation Money Market Fund is filed herewith.

EX-99.E1 Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.E2 Transfer Agent Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 6(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

EX-99.E3 Transfer Agent Agreement between Registrant and Crestar Bank is incorporated herein by reference to exhibit 6(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

EX-99.E4 Transfer Agent Agreement between Registrant and Supervised Service Company is incorporated herein by reference to exhibit 6(d) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

EX-99.E5 Amendment to Transfer Agent Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 6(e) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.E6 Amended and restated Schedule A, relating to The Golden Oak Family of Funds, to the Distribution Plan is incorporated herein by reference to exhibit (e)(6) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

EX-99.E7 Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust is filed herewith.

EX-99.F    Not Applicable.

EX-99.G1 Custodian Agreement between Registrant and CoreStates Bank N.A., originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 8(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.G2 Custodian Agreement between Registrant and Crestar Bank, originally filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 8(b) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

EX-99.G3 Amendment to Custodian Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 8(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.G4 Custody Agreement between Registrant and Hancock Bank and Trust is filed herewith.

EX-99.G5 Custodian Agreement between Registrant and State Street Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.H1 Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated January 28, 1993 for the Golden Oak Portfolios and forms of Schedule for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on July 29, 1993.

EX-99.H2 Schedule, relating to the OVB Prime Obligations, OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities and OVB West Virginia Tax-Exempt Income Portfolios (the "OVB Portfolios"), to Administration Agreement by and between the Registrant and SEI Financial Management Corporation dated as of January 28, 1993 is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H3 Schedule relating to U.S. Government Securities Money Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 9(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H4 Schedule dated May 19, 1997, relating to the Golden Oak Portfolios, to Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H5 Administration Agreement between Registrant and SEI Financial Corporation with Schedule dated January 28, 1993 as amended and restated on May 17, 1994 for Golden Oak Portfolios, the Prudential Portfolios and the OVB Portfolios, originally filed as exhibit 5(o) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H6 Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated August 1, 1994, originally filed as exhibit 5(p) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form

           N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H7 Schedule relating to the Prime Obligations Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation, originally filed as exhibit 5(p) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 9(g) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H8 Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated January 28, 1993, to SEI Fund Resources is incorporated herein by reference to exhibit 9(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H9 Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated June 1, 1996, to SEI Fund Resources is incorporated herein by reference to exhibit 9(i) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H10  Schedule  dated  November 23, 1998 to the  Administration  Agreement, relating to the OVB Family of Funds, between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

EX-99.H11  Schedule  dated  February 22, 1999 to the  Administration  Agreement, relating to The Golden Oak Family of Funds, between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit
           (h)(11) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

EX-99.H12  Schedule  relating  to the Hancock  Bank  Treasury  Securities  Money
           Market Fund, Hancock Bank Tax Exempt Money Market Fund, Hancock Bank Strategic Income Fund and Hancock Bank Growth and Income Fund, to the Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.H13  Revised  Schedule  relating  to the Golden Oak  International  Equity
           Portfolio, to the Administration Agreement is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.H14  Revised  Schedule  relating  to the  Hancock  Horizon  Funds,  to the
           Administration Agreement is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.
EX-99.H15  Shareholder  Services  Plan  relating to the Hancock  Bank
           Family  of Funds is  incorporated  herein  by  reference  to  exhibit
           (h)(15) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.H16  Shareholder  Services  Agreement  between the  Registrant and Hancock
           Bank is filed herewith.

EX-99.H17  Amended and Restated  Distribution  Agreement  dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.H18  Contractual Fee Waiver  Agreement  between the Registrant and Horizon
           Advisers is filed herewith.

EX-99.I    Consent of Legal Counsel is filed herewith.

EX-99.J    Consent of  Independent  Public  Accountants  (PricewaterhouseCoopers
           LLC) is filed herewith.

EX-99.K    Not Applicable.

EX-99.L    Not Applicable.

EX-99.M1 Registrant's Distribution Plan with respect to the Class B shares of the Golden Oak Portfolios (except Golden Oak Growth and Income Portfolio), originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 15(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.M2 Registrant's Distribution Plan with respect to the Class B shares of the OVB Portfolios, originally filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 15(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.M3 Registrant's Distribution Plan with respect to the Class B Shares of the Golden Oak Growth and Income Portfolio is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.M4 Rule 18f-3 Multi-Class Plan, originally filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 15(d) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.M5 Distribution and Service Plan relating to the Golden Oak Family of Funds is incorporated herein by reference to exhibit (m)(5) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.M6 Amended and restated Schedule A, relating to The Golden Oak Family of Funds to the Distribution Plan is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.M7 Revised Distribution Plan relating to The Hancock Bank Family of Funds is incorporated herein by reference to exhibit (m)(7) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.


EX-99.N1 Amended and restated Rule 18f-3 Multi-Class Plan and Certificates of Class Designation are filed herewith.

EX-99.O    Not Applicable.

EX-99.P1 Revised SEI Investments Company Code of Ethics and Insider Trading Policy dated December 2000 is filed herewith.

EX-99.P2 Revised Systematic Financial Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P3   Citizens Bank Code of Ethics is filed herewith.

EX-99.P4 Wellington Management Company, LLP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P5 Weiss, Peck & Greer, L.L.C., Code of Ethics is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P6 Revised One Valley Bank, N.A., Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P7 Hancock Bank and Trust Code of Ethics is incorporated herein by reference to exhibit (p)(7) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P8 Nicholas-Applegate Capital Management, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P9 BlackRock International, Ltd., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P10  The Arbor Fund Code of Ethics is incorporated  herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.



EX-99.P11  Branch  Banking  and Trust  Company  Code of  Ethics is  incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.Q1 Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Robert A. Patterson, Eugene B. Peters, George J. Sullivan, James M. Storey and James R. Foggo are incorporated herein by reference to exhibit (q) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.Q2 Power of Attorney for Jennifer Spratley is incorporated herein by reference to exhibit (q)(2) of The Advisors' Inner Circle Fund's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.